================================================================================

                               CREDIT AGREEMENT



                                 by and among



                              KOHL'S CORPORATION,

                        KOHL'S DEPARTMENT STORES, INC.,

                           THE LENDERS PARTY HERETO,

                      THE FIRST NATIONAL BANK OF CHICAGO,
                             AS SYNDICATION AGENT


                                      and


                             THE BANK OF NEW YORK,
               AS SWING LINE LENDER AND AS ADMINISTRATIVE AGENT


                                     with


                          BNY CAPITAL MARKETS, INC.,
                                  AS ARRANGER



                           Dated as of June 13, 1997

================================================================================

     CREDIT AGREEMENT, dated as of June 13, 1997, by and among KOHL'S CORPORATION, a Wisconsin corporation (the "Parent"), KOHL'S DEPARTMENT STORES,
                                           ------
INC., a Delaware corporation (the "Borrower"), the lenders party hereto
                                   --------
(together with their respective assigns, the "Lenders", each a "Lender"), THE
                                              -------           ------
FIRST NATIONAL BANK OF CHICAGO, AS SYNDICATION AGENT and THE BANK OF NEW YORK ("BNY"), as agent for the Lenders (in such capacity, the "Administrative Agent")
  ---                                                     --------------------
and as swing line lender (in such capacity, the "Swing Line Lender").
                                                 -----------------


1.   DEFINITIONS AND PRINCIPLES OF CONSTRUCTION
     ------------------------------------------

     1.1. Definitions
          -----------

          As used in this Agreement, terms defined in the preamble have the meanings therein indicated, and the following terms have the following meanings:

          "ABR Advances": the Revolving Credit Loans (or any portions thereof),
           ------------
at such time as they (or such portions) are made and/or being maintained at a rate of interest based upon the Alternate Base Rate.

          "Accountants": Ernst & Young (or any successor thereto), or such other
           -----------
firm of certified public accountants of recognized national standing selected by the Borrower and reasonably satisfactory to the Administrative Agent.

          "Accumulated Funding Deficiency": as defined in Section 302 of ERISA.
           ------------------------------

          "Acquisition": with respect to any Person, the purchase or other
           -----------
acquisition by such Person, by any means whatsoever (including through a merger, dividend or otherwise and whether in a single transaction or in a series of related transactions), of (i) any Capital Stock of, or other equity securities of, any other Person if, immediately thereafter, such other Person would be either a Subsidiary of such Person or otherwise under the control of such Person, (ii) any Operating Entity, or (iii) any Property of (A) any other Person or (B) any Operating Entity, in either case other than in the ordinary course of business, provided, however, that no acquisition of all or substantially all of the assets of such other Person or Operating Entity shall be deemed to be in the ordinary course of business. For purposes of this definition, "control" shall mean the ownership of 50% or more of any class or type of the Capital Stock of any Person.

          "Adjusted Net Income": in respect of any period, the net income of the
           -------------------
Parent and its Subsidiaries during such period, determined on a Consolidated basis in accordance with GAAP, excluding, without duplication, to the extent included in the determination thereof, all interest income, interest expense, Rent, depreciation, amortization, provision for income taxes and all other non-cash items.

          "Advance": with respect to a Revolving Credit Loan, an ABR Advance
           -------
or a Eurodollar Advance, as the case may be.

          "Affected Advance": as defined in Section 3.9.
          ----------------

          "Affiliate": as to any Person, any other Person which, directly or
           ---------
indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, control of a Person shall mean the power, direct or indirect, (i) to vote 5% or more of the securities or other interests having ordinary voting power for the election of directors or other managing Persons thereof or (ii) to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

          "Aggregate Credit Exposure": at any time, the sum at such time of (i)
           -------------------------
the outstanding principal balance of the Revolving Credit Loans and Competitive Bid Loans of all Lenders, plus (ii) the outstanding principal balance of the
                          ----
Swing Line Loans, plus (iii) an amount equal to the Letter of Credit Exposure of
                  ----
all Lenders.

          "Aggregate Revolving Credit Commitment Amount": at any time, the sum
           --------------------------------------------
at such time of the Revolving Credit Commitment Amounts of all Lenders.

          "Agreement": this Credit Agreement, as the same may be amended,
           ---------
supplemented or otherwise modified from time to time.

          "Alternate Base Rate": on any date, a rate of interest per annum equal
           -------------------
to the higher of (i) the Federal Funds Rate in effect on such date plus 1/2 of
                                                                   ----
1% or (ii) the BNY Rate in effect on such date.

          "Applicable Margin": (a) Subject to clause (b) of this definition, (i)
           -----------------
with respect to the unpaid principal balance of Eurodollar Advances and the Letter of Credit Commissions, at all times during which the applicable Pricing Level set forth below is in effect, the percentage set forth below under the heading "Applicable Eurodollar and LC Margin" and adjacent to such Pricing Level, and (ii) with respect to the Facility Fee, at all times during which the applicable Pricing Level set forth below is in effect, the percentage set forth below under the heading "Applicable Fee Margin" and adjacent to such Pricing
Level:

                                           Applicable
                                           Eurodollar       Applicable
Fee Margin    Pricing Level                       and LC Margin
----------    -------------                       -------------
0.070%        Pricing Level I                         0.155%

0.080%        Pricing Level II                        0.170%

0.090%        Pricing Level III                       0.185%

0.125%        Pricing Level IV                        0.200%

0.150%        Pricing Level V                         0.275%

0.225%        Pricing Level VI                        0.375%

          (b) For purposes hereof, Pricing Level III shall be deemed to be in effect on the Effective Date. Thereafter, decreases in the Applicable Margin resulting from a change in Pricing Level shall become effective upon the delivery by the Borrower to the Administrative Agent of a notice pursuant to
Section 7.1(h), and increases in the Applicable Margin resulting from a change in Pricing Level shall become effective on the effective date of any downgrade or withdrawal in the rating by Moody's or S&P of the senior unsecured long term debt rating of the Parent. Notwithstanding the foregoing, no reduction in the Applicable Margin shall become effective upon the occurrence or during the continuance of any Event of Default.

          "Approved Bank": any bank whose (or whose parent company's) unsecured
           -------------
non-credit supported long-term senior indebtedness rating from (i) S&P is at least A- or the equivalent thereof or (ii) Moody's is at least A3 or the equivalent thereof.

          "Assignment and Acceptance Agreement": an assignment and acceptance
           -----------------------------------
agreement executed by an assignor and an assignee, substantially in the form of Exhibit H.

          "Available Amount": as of any date, the excess, if any of (i) the
           ----------------
Aggregate Revolving Credit Commitment Amount on such date, over (ii) the Aggregate Credit Exposure on such date.

          "BNY Capital Markets": BNY Capital Markets, Inc.
           -------------------

          "BNY Rate": a rate of interest per annum equal to the rate of interest
           --------
publicly announced in New York City by BNY from time to time as its prime commercial lending rate, such rate to be adjusted automatically (without notice) on the effective date of any change in such publicly announced rate.

          "Borrowing Date": any Business Day on which (i) the Lenders make
           --------------
Revolving Credit Loans, (ii) a Lender makes a Competitive Bid Loan, (iii) the Swing Line Lender makes a Swing Line Loan, or (iv) an Issuing Bank issues a Letter of Credit for the account of the Borrower.

          "Borrowing Request": a request for Revolving Credit Loans or a Swing
           -----------------
Line Loan in the form of Exhibit C-1.

          "Business Day": for all purposes other than as set forth in clause
           ------------
(ii) below, (i) any day other than a Saturday, a Sunday or a day on which commercial banks located in New York City are authorized or required by law or other governmental action to close, and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Advances, any day which is a Business Day described in clause (i) above and which is also a day on which eurodollar funding between banks may be carried on in London, England.

          "Capitalization": at any date, an amount equal to the sum of (i) Net
           --------------
Worth as of the fiscal quarter ending on, or immediately prior to, such date, and (ii) Total Debt as of the fiscal quarter ending on, or immediately prior to, such date.

          "Capital Lease": a lease the obligations in respect of which are
           -------------
required to be capitalized by the lessee thereunder for financial reporting purposes in accordance with GAAP.

          "Capital Stock": as to any Person, all shares, interests, partnership
           -------------
interests, limited liability company interests, participations, rights in or other equivalents (however designated) of such Person's equity (however designated) and any rights, warrants or options exchangeable for or convertible into such shares, interests, participations, rights or other equity.

          "Cash Equivalents": (i) securities issued or directly and fully
           ----------------
guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in full support thereof) having maturities of not more than one year from the date of acquisition, (ii) Dollar denominated time deposits (including, without limitation, eurodollar deposits), certificates of deposit and bankers acceptances of (x) any Lender or (y) any Approved Bank, in any such case with maturities of not more than six months from the date of acquisition, (iii) dollar denominated commercial paper with an unsecured non-credit supported short-term commercial paper rating of at least A-1 or the equivalent by S&P or at least P-1 or the equivalent by Moody's, maturing within one year after the date of acquisition, (iv) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within six months from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either S&P or Moody's and (v) investments in dollar denominated money market funds substantially all the assets of which are comprised of securities of the types described in clauses (i) through (iv) above.

          "Change of Control": any one or more of the following events: (i) any
           -----------------
"person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) shall have become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of Voting Shares entitled to exercise more than 50% of the total power of all outstanding Voting Shares of the Borrower or the Parent (including any Voting Shares which are not then outstanding of which such person or group is deemed the beneficial owner), or
(ii) a change in the composition of the Managing Person of the Borrower or the Parent shall have occurred in which the individuals who constituted the Managing Person of the Borrower or the Parent at the beginning of the two year period immediately preceding such change (together with any other director whose election by the Managing Person of the Borrower or the Parent or whose nomination for election by the shareholders of the Borrower or the Parent was approved by a vote of at least two-thirds of the members of such Managing Person then in office who either were members of such Managing Person at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of such Managing Person then in office. For purposes of this definition, the term "Voting Shares" shall mean all outstanding shares of any class or classes (however designated) of Capital Stock of the Borrower or the Parent entitled to vote generally in the election of members of the Managing Person thereof.

          "Code": the Internal Revenue Code of 1986, as the same may be amended
           ----
from time to time, or any successor thereto, and the rules and regulations issued thereunder, as from time to time in effect.

          "Collections": with respect to any Receivables, all cash collections
           -----------
and other cash proceeds in respect of such Receivables, including, without limitation, all cash proceeds of Related Security with respect to such Receivables.

          "Commitment": a Revolving Credit Commitment or the Swing Line
           ----------
Commitment, as the case may be.

          "Commitment Percentage": with respect to any Lender as of any date,
           ---------------------
the percentage as of such date equal to such Lender's Revolving Credit Commitment Amount divided by the Aggregate Revolving Credit Commitment Amount (or, if no Commitments then exist, the percentage equal to such Lender's Revolving Credit Commitment Amount on the last day upon which Revolving Credit Commitments did exist divided by the Aggregate Revolving Credit Commitment Amount as in effect on such day).

          "Competitive Bid": an offer by a Lender to make a Competitive Bid
           ---------------
Loan, substantially in the form of Exhibit K.

          "Competitive Bid Accept/Reject Letter": a notification given by the
           ------------------------------------
Borrower pursuant to Section 2.6(d) substantially in the form of Exhibit L.

          "Competitive Bid Loan": a loan made pursuant to Section 2.6.
           --------------------

          "Competitive Bid Note" and "Competitive Bid Notes": as defined in
           --------------------       ---------------------
Section 2.6(h).

          "Competitive Bid Rate": with respect to any Competitive Bid made by a
           --------------------
Lender pursuant to Section 2.6, the fixed rate of interest offered by such Lender in connection therewith.

          "Competitive Bid Request": a request by the Borrower for Competitive
           -----------------------
Bids, substantially in the form of Exhibit I.

          "Competitive Interest Period": with respect to any Competitive Bid
           ---------------------------
Loan, the period commencing on the Borrowing Date with respect to such Competitive Bid Loan and ending on the date requested in the Competitive Bid Request with respect to such Competitive Bid Loan, which date shall be neither earlier than seven days, nor later than 90 days, after the Borrowing Date with respect to such Competitive Bid Loan, provided, however, that if any Competitive Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless such next succeeding Business Day would be a date on or after the Scheduled Revolving Credit Commitment Termination Date, in which case such Competitive Interest Period shall end on the next preceding Business Day, and provided further that no Competitive Interest Period shall end after the Scheduled Revolving Credit Commitment Termination Date. Interest shall accrue from and including the first day of a Competitive Interest Period to, but excluding, the last day of such Competitive Interest Period.

          "Compliance Certificate": a substantially in the form of Exhibit E.
           ----------------------

          "Consolidated": the Parent and its Subsidiaries on a consolidated
           ------------
basis in accordance with GAAP.

          "Contingent Obligation": as to any Person (a "secondary obligor"), any
           ---------------------                        -----------------
obligation of such secondary obligor (i) guaranteeing or in effect guaranteeing any return on any investment made by another Person, or (ii) guaranteeing or in effect guaranteeing any Indebtedness, lease, dividend or other obligation (a "primary obligation") of any other Person (a "primary obligor") in any manner,
-------------------                           ---------------
whether directly or indirectly, including, without limitation, any obligation of such secondary obligor, whether contingent, (A) to purchase any primary obligation or any Property constituting direct or indirect security therefor,
(B) to advance or supply funds (x) for the purchase or payment of any primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of a primary obligor,
(C) to purchase Property, securities or services primarily for the purpose of assuring the beneficiary of any primary obligation of the ability of a primary obligor to make payment of a primary obligation, (D) otherwise to assure or hold harmless the beneficiary of a primary obligation against loss in respect thereof, and (E) in respect of the liabilities of any partnership in which a secondary obligor is a general partner, except to the extent that such liabilities of such partnership are nonrecourse to such secondary obligor and its separate Property, provided, however, that the term "Contingent Obligation" shall not include the indorsement of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation of a Person shall be deemed to be an amount equal to the stated or determinable amount of a primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith.

          "Contract": with respect to any Receivable, any and all instruments,
           --------
agreements, leases, invoices or other writings pursuant to which such Receivable arises or which evidences such Receivable.

          "Control Person": as defined in Section 3.6.
           --------------

          "Conversion Date": the date on which: (i) a Eurodollar Advance is
           ---------------
converted to an ABR Advance, (ii) an ABR

Advance is converted to a Eurodollar Advance or (iii) a Eurodollar Advance is converted to a new Eurodollar Advance.

          "Default": any event or condition which constitutes an Event of
           -------
Default or which, with the giving of notice, the lapse of time, or any other condition, would, unless cured or waived, become an Event of Default.

          "Disposition": with respect to any Person, any sale, assignment,
           -----------
transfer or other disposition by such Person, by any means, of (a) the Stock of, or other equity interests of, any other Person, (b) any business, going concern or division or segment thereof, or (c) any other Property of such Person other than in the ordinary course of business.

          "Dollars" and "$": lawful currency of the United States.
           -------       -

          "Effective Date": June 13, 1997.
           --------------

          "Eligible Institution": a Lender, any affiliate of a Lender and any
           --------------------
other bank, insurance company, pension fund, mutual fund or other financial institution.

          "Employee Benefit Plan": an employee benefit plan within the meaning
           ---------------------
of Section 3(3) of ERISA maintained, sponsored or contributed to by the Parent, any of its Subsidiaries or any ERISA Affiliate.

          "ERISA": the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time, and the rules and regulations issued thereunder, as from time to time in effect.

          "ERISA Affiliate": when used with respect to an Employee Benefit Plan,
           ---------------
ERISA, the PBGC or a provision of the Code pertaining to employee benefit plans, any Person which is a member of any group of organizations within the meaning of Sections 414(b) or (c) of the Code (or, solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, Sections 414(m) or (o) of the Code) of which the Parent or any of its Subsidiaries is a member.

          "Eurodollar Advances": collectively, the Revolving Credit Loans (or
           -------------------
any portions thereof), at such time as they

(or such portions) are made and/or being maintained at a rate of interest based upon the Eurodollar Rate.

          "Eurodollar Interest Period": with respect to any Eurodollar Advance
           --------------------------
requested by the Borrower, the period commencing on, as the case may be, the Borrowing Date or Conversion Date with respect to such Eurodollar Advance and ending seven or fourteen days, or one, two, three or six months thereafter, as selected by the Borrower in its irrevocable Borrowing Request or its irrevocable Notice of Conversion, provided, however, that (i) if any Eurodollar Interest Period would otherwise end on a day which is not a Business Day, such Eurodollar Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Eurodollar Interest Period into another calendar month, in which event such Eurodollar Interest Period shall end on the immediately preceding Business Day and (ii) any Eurodollar Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Eurodollar Interest Period) shall end on the last Business Day of a calendar month. Eurodollar Interest Periods shall be subject to the provisions of Section 3.4.

          "Eurodollar Rate": with respect to the Eurodollar Interest Period
           ---------------
applicable to any Eurodollar Advance, a rate of interest per annum, as determined by the Administrative Agent, obtained by dividing (and then rounding to the nearest 1/16 of 1% or, if there is no nearest 1/16 of 1%, then to the next higher 1/16 of 1%):

               (a) the rate, as reported by BNY to the Administrative Agent, quoted by BNY to leading banks in the interbank eurodollar market as the rate at which BNY is offering Dollar deposits in an amount equal approximately to the Eurodollar Advance of BNY to which such Eurodollar Interest Period shall apply for a period equal to such Eurodollar Interest Period, as quoted at approximately 11:00 a.m. two Business Days prior to the first day of such Interest Period, by

               (b)  a number equal to 1.00 minus the aggregate of the then
                                           -----
stated maximum rates during such Eurodollar Interest Period of all reserve requirements (including, without limitation, marginal, emergency, supplemental and special reserves), expressed as a decimal, established by the Board of Governors of the Federal Reserve System and any other banking authority to which BNY and other major United States money center banks are subject, in respect of eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board of Governors of the Federal Reserve System) or in respect of any other category of liabilities including deposits by reference to which the interest rate on Eurodollar Advances is determined or any category of extensions of credit or other assets which includes loans by non-domestic offices of any Lender to United States residents. Such reserve requirements shall include, without limitation, those imposed under such Regulation D. Eurodollar Advances shall be deemed to constitute Eurocurrency liabilities and as such shall be deemed to be subject to such reserve requirements without benefit of credits for proration, exceptions or offsets which may be available from time to time to any Lender under such Regulation D. The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in any such reserve requirement.

          "Event of Default": as defined in Section 9.1.
           ----------------

          "Exchange Act": the Securities Exchange Act of 1934, as amended.
           ------------

          "Excluded Taxes":  collectively, in the case of any Indemnified Tax
           --------------
Person, (i) taxes imposed on the net income of such Indemnified Tax Person by the jurisdiction in which such Indemnified Tax Person has its situs of organization or in which such Indemnified Tax Person's lending office is located, (ii) taxes imposed on the net income of such Indemnified Tax Person other than those taxes described in clause (i), except to the extent that such taxes would not have been incurred but for the situs of organization, any place of business or the activities of any Borrower, in the jurisdiction imposing the tax, (iii) taxes (other than withholding taxes) imposed on or measured by the gross income, gross receipts or capital of such Indemnified Tax Person, except to the extent that such taxes would not have been incurred but for the situs of organization, any place of business or the activities of any Borrower, in the jurisdiction imposing the tax, (iv) any withholding taxes imposed with respect to a payment to a person who has become a Lender as a result of an Assignment to the extent such withholding arises as a result of Section 881(c)(3)(A) of the Code, (v) any tax imposed on a transfer of a Note, and (vi) any tax imposed as a result of the willful misconduct of such Indemnified Tax Person.

          "Existing Bank Debt": collectively, the Indebtedness of the Borrower
           ------------------
under the Revolving Credit Agreement, dated as of February 28, 1994, among the Borrower, the lenders party thereto, the agents party thereto, and BNY, as administrative agent thereunder, as amended, together with all outstanding principal, accrued interest and fees and other sums then due and payable thereunder.

          "Existing Pension Plans": as defined in Section 4.8.
           ----------------------

          "Facility Fee": as defined in Section 3.2(a).
           ------------

          "Facility Obligations": all of the obligations and liabilities of the
           --------------------
Borrower under the Loan Documents, whether fixed, contingent, now existing or hereafter arising, created, assumed, incurred or acquired, and whether before or after the occurrence of any bankruptcy or other insolvency of the Borrower including, without limitation, (a) any obligation or liability in respect of any breach of any representation or warranty, and (b) all post-petition interest and funding losses, whether or not allowed as a claim in any proceeding in connection with such bankruptcy or other insolvency.

          "Federal Funds Rate": for any day, a rate per annum (expressed as a
           ------------------
decimal, rounded upwards, if necessary, to the next higher 1/100 of 1%) equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average of the quotations for such day on such transactions received by BNY as determined by BNY and reported to the Administrative Agent.

          "Fees": as defined in Section 2.13.
           ----

          "Financed Receivables" at any date of determination, Total Receivables
           --------------------
minus Statement Receivables, in either case, as reflected on the Compliance
-----
Certificate most recently delivered to the Administrative Agent and the Lenders pursuant to Section 7.1(c).

          "Financial Officer": as to any Person, the chief financial officer of
           -----------------
such Person or such other officer as shall be satisfactory to the Administrative Agent.

          "Financial Statements": as defined in Section 4.9.
           --------------------

          "Fronting Fee": as defined in Section 3.2(c).
           ------------

          "GAAP": generally accepted accounting principles as in effect from
           ----
time to time in the United States.

          "Governmental Authority": any foreign, federal, state, municipal or
           ----------------------
other government, or any department, commission, board, bureau, agency, public authority or instrumentality thereof, or any court or arbitrator.

          "Guaranty": The guaranty provided by the Parent pursuant to Section
           --------
12.

          "Impermissible Qualification": means, relative to any opinion by the
           ---------------------------
Accountants as to any financial statement delivered pursuant hereto, any qualification or exception to such opinion: (a) which is of a "going concern" or a similar nature with respect to the Parent or any Significant Subsidiary,
(b) which relates to the limited scope of examination of matters relevant to such financial statement (other than scope limitations included in the standard form of opinion utilized by the Accountants or with respect to Persons other than the Parent or such Significant Subsidiary), or (c) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause the Borrower to be in default of any of its obligations under Section 7.8.

          "Included Indebtedness": as to any Person at a particular time, all
           ---------------------
items which constitute, without duplication, (a) Indebtedness of such Person within the meaning of clauses (i), (ii), (iii), (vi), (vii), (viii) or (ix) of the term "Indebtedness", and (b) all Contingent

Obligations of such Person in respect of the items included in clause (a) of this definition.

          "Included Taxes":  all taxes other than Excluded Taxes.
           --------------

          "Income Tax": as to any Person, an income tax or franchise tax imposed
           ----------
on all or part of the net income or net profits of such Person (including any interest, fees, or penalties for late payment of such an income tax or franchise tax) imposed by one of the following jurisdictions or by any political subdivision or taxing authority thereof: (i) the United States, (ii) the jurisdiction in which such Person is organized, (iii) the jurisdiction in which such Person's principal office is located, or (iv) in the case of any Lender, the Administrative Agent, the Swing Line Lender or any Issuing Bank, any jurisdiction in which such Person is deemed to be doing business.

          "Indebtedness": as to any Person, at a particular time, all items
           ------------
which constitute, without duplication, (i) indebtedness for borrowed money, (ii) indebtedness in respect of the deferred purchase price of Property (other than trade payables incurred in the ordinary course of business), (iii) indebtedness evidenced by notes, bonds, debentures or similar instruments, (iv) obligations with respect to any conditional sale or title retention agreement, (v) indebtedness arising under acceptance facilities and the amount available to be drawn under all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder to the extent such Person shall not have reimbursed the issuer in respect of the issuer's payment thereof, (vi) all liabilities secured by any Lien on any Property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof (other than carriers', warehousemen's, mechanics', repairmen's or other like non-consensual statutory Liens arising in the ordinary course of business),
(vii) obligations under Capital Leases, (viii) obligations under interest rate or foreign currency hedging arrangements at market value, (ix) all obligations of such Person in respect of Capital Stock subject to mandatory redemption or redemption at the option of the holder thereof, in whole or in part, and (x) all Contingent Obligations of such Person in respect of any of the foregoing.

          "Indemnified Liability": as defined in Section 11.20.
           ---------------------

          "Indemnified Person": as defined in Section 11.7.
           ------------------

          "Indemnified Tax Person": the Administrative Agent, the Swing Line
           ----------------------
Lender, any Issuing Bank or any Lender.

          "Intercompany Indebtedness": loans or advances which are (i) made by
           -------------------------
the Parent to any of its Subsidiaries or (ii) made by any Subsidiary of the Parent to the Parent or to any other Subsidiary of the Parent.

          "Interest Payment Date": (i) as to any ABR Advance, the last day of
           ---------------------
each March, June, September and December commencing on the first of such days to occur after such ABR Advance is made or any Eurodollar Advance is converted to an ABR Advance, (ii) as to any Swing Line Loan, the date on which the outstanding principal balance of such Swing Line Loan shall become due and payable in accordance with Section 2.3, (iii) as to any Eurodollar Advance as to which the Borrower has selected a Eurodollar Interest Period of seven or fourteen days, or one, two or three months, the last day of such Eurodollar Interest Period, (iv) as to any Eurodollar Advance as to which the Borrower has selected a Eurodollar Interest Period of six months, the last day of each three month interval occurring during such Eurodollar Interest Period and the last day of such Eurodollar Interest Period; (v) as to any Competitive Bid Loan, the last day of the Competitive Interest Period with respect thereto, (vi) as to all Advances and all Competitive Bid Loans, the Revolving Credit Maturity Date, and
(vii) as to all Swing Line Loans, the Swing Line Maturity Date.

          "Interest Period": a Eurodollar Interest Period, a Competitive
           ---------------
Interest Period or a Swing Line Interest Period, as the case may be.

          "Investments": as defined in Section 8.5.
           -----------

          "Invitation to Bid": an invitation to make Competitive Bids in the
           -----------------
form of Exhibit J.

          "Issuing Bank": (i) from the Effective Date to the original Scheduled
           ------------
Revolving Credit Commitment Termination Date, BNY and (ii) at any time and from time to time, with the consent of the Administrative Agent (such consent not to be unreasonably denied) and the Borrower, and any Lender (in the sole and absolute discretion of such Lender), such Lender, to the extent such Lender issues Letters of Credit pursuant to Section 2.10.

          "Letter of Credit": as defined in Section 2.10.
           ----------------

          "Letter of Credit Commissions": as defined in Section 3.2(b).
           ----------------------------

          "Letter of Credit Commitment": the commitment of the Issuing Banks to
           ---------------------------
issue Letters of Credit having an aggregate outstanding face amount up to the Letter of Credit Commitment Amount, and the commitment of the Lenders to participate in the Letter of Credit Exposure as set forth in Section 2.11.

          "Letter of Credit Commitment Amount": $60,000,000.
           ----------------------------------

          "Letter of Credit Exposure": as of any date and in respect of any
           -------------------------
Lender, an amount equal to (i) the sum as of such date, without duplication, of
(x) the aggregate undrawn face amount of all outstanding Letters of Credit, (y) the aggregate amount of unpaid drafts drawn on all Letters of Credit, and (z) the aggregate unpaid Reimbursement Obligations (after giving effect to any Revolving Credit Loans made on such date to pay any such Reimbursement Obligations), multiplied by (ii) such Lender's Commitment Percentage.
              -------------

          "Letter of Credit Request": a request in the form of Exhibit C- 2.
           ------------------------

          "Leverage Ratio": at any date of determination, the ratio of (x) Total
           --------------
Debt as of the fiscal quarter ending on, or immediately prior to, such date of determination to (y) Capitalization on such date as of the fiscal quarter ending on, or immediately prior to, such date of determination.

          "Lien": any mortgage, pledge, hypothecation, assignment, deposit or
           ----
preferential arrangement, encumbrance, lien (statutory or other), or other security agreement or security interest of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement and any capital or financing lease having substantially the same economic effect as any of the foregoing.

          "Loan": a Revolving Credit Loan, a Competitive Bid Loan, or a Swing
           ----
Line Loan, as the case may be.

          "Loan Documents": collectively, this Agreement, the Notes and the
           --------------
Reimbursement Agreements.

          "Loans": the Revolving Credit Loans, the Competitive Bid Loans and/or
           -----
the Swing Line Loans, as the case may be.

          "Managing Person": with respect to any Person that is (i) a
           ---------------
corporation, its board of directors, (ii) a limited liability company, its board of control, managing member or members, (iii) a limited partnership, its general partner, (iv) a general partnership or a limited liability partnership, its managing partner or executive committee or (v) any other Person, the managing body thereof or other Person analogous to the foregoing.

          "Margin Stock": any "margin stock", as defined in Regulation U of the
           ------------
Board of Governors of the Federal Reserve System, as amended, supplemented or otherwise modified from time to time.

          "Material Adverse Change": a material adverse change in the financial
           -----------------------
condition, operations, business or Property of the Parent and its Subsidiaries taken as a whole.

          "Material Adverse Effect": a material adverse effect on (i) the
           -----------------------
financial condition, operations, business or Property of the Parent and its Subsidiaries taken as a whole, or (ii) the ability of the Parent or any of its Subsidiaries to perform any of its payment obligations or other material obligations under the Loan Documents to which it is a party.

          "Minimum Coverage Ratio": at any fiscal quarter end, the ratio of (a)
           ----------------------
Adjusted Net Income, to (b) Rent minus interest income of the Parent and its
                                 -----
Subsidiaries on a Consolidated basis, plus interest expense (exclusive of any
                                      ----
amounts included in Rent) of the Parent and its Subsidiaries on a Consolidated basis, in each case referred to in this definition for the four consecutive fiscal quarters then ended.

          "Moody's": Moody's Investors Service, Inc., or any successor thereto.
           -------

          "Multiemployer Plan": a Pension Plan which is a multiemployer plan as
           ------------------
defined in Section 4001(a)(3) of ERISA.

          "Negotiated Rate": with respect to each Swing Line Loan, the rate per
           ---------------
annum agreed to by the Borrower and the Swing Line Lender (such rate not to exceed the Alternate Base Rate) in accordance with section 2.5(b) as the interest rate that such Swing Line Loan shall bear.

          "Net Worth": as of any fiscal quarter end, the excess if any of total
           ---------
assets over total liabilities, in each case of the Parent and its Subsidiaries on a Consolidated basis determined in accordance with GAAP.

          "Note": a Revolving Credit Note, a Competitive Bid Note or the Swing
           ----
Line Note, as the case may be.

          "Note Agreements": collectively, (i) the Note Agreement, dated as of
           ---------------
January 27, 1994, by and among the Parent, the Borrower and State of Wisconsin Investment Board, and (ii) the Note Agreement, dated as of January 27, 1994, by and among the Parent, the Borrower and The Northwestern Mutual Life Insurance Company.

          "Notes": the Revolving Credit Notes, the Competitive Bid Notes and/or
           -----
the Swing Line Note, as the case may be.

          "Notice of Conversion": a notice substantially in the form of
           --------------------
Exhibit D.

          "Operating Entity": any Person or any business or operating unit of a
           ----------------
Person which is, or could be, operated separate and apart from (i) the other businesses and operations of such Person, or (ii) any other line of business or business segment.

          "Organizational Documents": as to any Person which is (i) a
           ------------------------
corporation, the certificate or articles of incorporation and by-laws of such Person, (ii) a limited liability company, the limited liability company agreement or similar agreement of such Person, (iii) a partnership, the partnership agreement or similar agreement of such Person, or (iv) any other form of entity or organization, the organizational documents analogous to the foregoing.

          "Outstandings":  as of any date, an amount equal to (a) with respect
           ------------
to any Issuing Bank, the excess of (i) the aggregate sum of all drafts honored under all Letters of Credit of such Issuing Bank after the Effective Date, over
(ii) all payments made after the Effective Date to such Issuing Bank by the Borrower and the Lenders in reimbursement thereof or participation therein, as the case may be, (b) with respect to the Swing Line Lender, the outstanding principal balance on such date of all Swing Line Loans minus the aggregate sum
                                                       -----
of all payments by any Lender in participation of such Swing Line Loans, and (c) with respect to each Lender, the outstanding principal balance on such date of all the Revolving Credit Loans and Competitive Bid Loans of such Lender plus the
                                                                        ----
excess of (i) the aggregate sum of all payments by such Lender in participation of the Reimbursement Obligations and the Swing Line Loans, over (ii) all reimbursements of such Lender in respect thereof.

          "Outstanding Percentage": as of any date and with respect to each
           ----------------------
Lender, each Issuing Bank and the Swing Line Lender, as the case may be, a fraction the numerator of which is the Outstandings of such Lender, such Issuing Bank or the Swing Line Lender, as applicable, on such date, and the denominator of which is the aggregate Outstandings of the Swing Line Lender, all Issuing Banks, and all Lenders on such date.

          "Parent Obligations": all of the obligations and liabilities of the
           ------------------
Parent under the Guaranty, whether fixed, contingent, now existing or hereafter arising, created, assumed, incurred or acquired.

          "PBGC": the Pension Benefit Guaranty Corporation established pursuant
           ----
to Subtitle A of Title IV of ERISA, or any Governmental Authority succeeding to the functions thereof.

          "Pension Plan": at any date of determination, any Employee Benefit
           ------------
Plan (including a Multiemployer Plan), the funding requirements of which (under
Section 302 of ERISA or Section 412 of the Code) are, or at any time within the six years immediately preceding such date, were in whole or in part, the responsibility of the Parent, any of its Subsidiaries or any ERISA Affiliate.

          "Person": any individual, firm, partnership, limited liability
           ------
company, joint venture, corporation, association, business enterprise, joint stock company, unincorporated association, trust, Governmental Authority or any other entity, whether acting in an individual, fiduciary, or other capacity, and for the purpose of the definition of "ERISA Affiliate", a trade or business.

          "Pricing Level": Pricing Level I, Pricing Level II, Pricing Level III,
           -------------
Pricing Level IV, Pricing Level V, or Pricing Level VI, as the case may be.

          "Pricing Level I": any time when the senior unsecured long term debt
           ---------------
rating of the Parent by (x) S&P is A or higher or (y) Moody's is A2 or higher.

          "Pricing Level II": any time when (i) the senior unsecured long term
           ----------------
debt rating of the Parent by (x) S&P is A- or higher or (y) Moody's is A3 or higher and (ii) Pricing Level I does not apply.

          "Pricing Level III": any time when (i) the senior unsecured long term
           -----------------
debt rating of the Parent by (x) S&P is BBB+ or higher or (y) Moody's is Baa1 or higher and (ii) neither Pricing Level I nor Pricing Level II applies.

          "Pricing Level IV": any time when (i) the senior unsecured long term
           ----------------
debt rating of the Parent by (x) S&P is BBB or higher or (y) Moody's is Baa2 or higher and (ii) none of Pricing Level I, Pricing Level II or Pricing Level III applies.

          "Pricing Level V": any time when (i) the senior unsecured long term
           ---------------
debt rating of the Parent by (x) S&P is BBB- or higher or (y) Moody's is Baa3 or higher and (ii) none of Pricing Level I, Pricing Level II, Pricing Level III or Pricing Level IV applies.

          "Pricing Level VI": any time when none of Pricing Level I, Pricing
           ----------------
Level II, Pricing Level III, Pricing Level IV or Pricing Level V applies.

          "Prohibited Transaction": a transaction which is prohibited under
           ----------------------
Section 4975 of the Code or Section 406 of ERISA and not exempt under Section 4975 of the Code or Section 408 of ERISA.

          "Property": all types of real, personal, tangible, intangible or mixed
           --------
property.

          "Proposed Lender": as defined in Section 2.7(c).
           ---------------

          "Receivable" of any Person means, as at any date of determination
           ----------
thereof, the unpaid principal portion of the obligation of any customer of such Person to pay money to such Person (without giving effect to any transfer or conveyance thereof pursuant to a Securitized Receivables Transaction), whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods or the rendering of services by such Person, plus any finance charges, late fees or other similar charges
             ----
receivable with respect thereto, but shall be calculated net of all credits, rebates and offsets owed to such customer by such Person (and for purposes hereof, a credit or rebate paid by check or draft of such Person shall be deemed to be outstanding until such check or draft shall have been debited to the respective account of such Person on which such check or draft was drawn).

          "Receivable Assets": with respect to any Person, the Receivables,
           -----------------
Collections, Contracts, Records and Related Security of such Person.

          "Receivable Debt": as defined in Section 8.1.
           ---------------

          "Receivables Subsidiary": any special-purpose Subsidiary of the
           ----------------------
Borrower that deals exclusively with the securitization and financing of the Receivables of the Parent or any of its Subsidiaries.

          "Records": with respect to any Receivable, all Contracts and other
           -------
documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) relating to such Receivable and any Related Security therefor.

          "Regulatory Change": the occurrence of any of the following after the
           -----------------
Effective Date: (i) the adoption of any treaty, constitution, law, rule or regulation, (ii) the issuance or promulgation of any directive, guideline or request from any Governmental Authority (whether or not having the force of law), or (iii) any change in the interpretation of any existing treaty, constitution, law, rule, regulation, directive, guideline or request by any Governmental Authority.

          "Reimbursement Agreement": as defined in Section 2.10(b).
           -----------------------

          "Reimbursement Obligation": the obligation of the Borrower to
           ------------------------
reimburse any Issuing Bank for amounts drawn under a Letter of Credit.

          "Related Security": with respect to any Receivable:
           ----------------

               (a) all interest of a Person in inventory and other goods (including returned or repossessed inventory or goods), if any, the financing of which by such Person gave rise to such Receivable, and all insurance contracts with respect thereto,

               (b) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements and security agreements describing any collateral securing such Receivable,

               (c) all guaranties, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise,

               (d) all service contracts and other contracts and agreements associated with such Receivables,

               (e) all Records related to such Receivable, and

               (f) all proceeds of any of the foregoing.

          "Rent": with respect to any period, all fixed rents (including as such
           ----
all payments which the lessee or sublessee is obligated to make to the lessor or sublessor on termination of the lease or surrender of the property and including all payments on Capital Leases) payable by the Parent or any Subsidiary thereof on a Consolidated basis, as lessee or sublessee under a lease of real or personal property, but shall be exclusive of any amounts required to be paid by the Parent or any such Subsidiary (whether or not designated as rents or additional rents) on account of maintenance, repairs, insurance, taxes and similar charges, provided that (a) fixed rents under any so called "percentage leases" shall be computed not only on the basis of the minimum rents, if any, required to be paid by the lessee but also on the basis of any additional rents whether based on sales volume or gross revenues or otherwise, and (b) with respect to leases providing for periods of free rent or discounted rent, "Rent" means the amount of the actual cash payments required under the lease, even though accounting convention may require that the rents be accrued on an amortized basis over the term of the lease.

          "Reportable Event": with respect to any Pension Plan, (i) any event
           ----------------
set forth in Sections 4043(c) (other than a Reportable Event as to which the 30 day notice requirement is waived by the PBGC under applicable regulations), 4062(c) or 4063(a) of ERISA or the regulations thereunder, (ii) an event requiring the Parent, any of its Subsidiaries or any ERISA Affiliate to provide security to a Pension Plan under Section 401(a)(29) of the Code, or (iii) any failure to make any payment required by Section 412(m) of the Code.

          "Required Lenders": at any time (i) prior to the Revolving Credit
           ----------------
Commitment Termination Date, Lenders having Revolving Credit Commitment Amounts greater than or equal to 51% of the Aggregate Revolving Credit Commitment Amount and (ii) on or after the Revolving Credit Commitment Termination Date, Lenders having the aggregate of (x) outstanding Revolving Credit Loans and Competitive Bid Loans, (y) Swing Line Exposure and (z) Letter of Credit Exposure greater than or equal to 51% of the Aggregate Credit Exposure (or, if there are no Revolving Credit Loans and Competitive Bid Loans then outstanding and no Swing Line Exposure or Letter of Credit Exposure, Lenders having Revolving Credit Commitment Amounts greater than or equal to 51% of the Aggregate Revolving Credit Commitment Amount immediately prior to the termination of the Commitments).

          "Restricted Payment": as to any Person (i) any dividend or other
           ------------------
distribution, direct or indirect, on account of any shares of Capital Stock or other equity interest in such Person now or hereafter outstanding (other than a dividend payable solely in shares of such Capital Stock to the holders of such shares) and (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition, direct or indirect, of any shares of any class of Capital Stock or other equity interest in such Person now or hereafter outstanding.

          "Revolving Credit Commitment": in respect of any Lender, such Lender's
           ---------------------------
undertaking during the Revolving Credit Commitment Period to make Revolving Credit Loans, subject to the terms and conditions hereof, in an aggregate outstanding principal amount not exceeding the Revolving Credit Commitment Amount of such Lender.

          "Revolving Credit Commitment Amount": as of any date and with respect
           ----------------------------------
to any Lender, the amount set forth adjacent to its name under the heading "Revolving Credit Commitment Amount" in Exhibit A on such date or, in the event that such Lender is not listed in Exhibit A, the "Revolving Credit Commitment Amount" which such Lender shall have assumed from another Lender in accordance with Section 11.6 on or prior to such date, as the same may be reduced from time to time pursuant to Section 2.7.

          "Revolving Credit Commitment Period": the period from the Effective
           ----------------------------------
Date until the Revolving Credit Commitment Termination Date.

          "Revolving Credit Commitment Termination Date": the earlier of the
           --------------------------------------------
Business Day immediately preceding the Scheduled Revolving Credit Commitment Termination Date or such other date upon which the Revolving Credit Commitments shall have been terminated in accordance with Section 2.7 or Section 9.2.

          "Revolving Credit Exposure": with respect to any Lender as of any
           -------------------------
date, the sum as of such date of (i) the outstanding principal balance of such Lender's Revolving Credit Loans, (ii) such Lender's Swing Line Exposure, and
(iii) such Lender's Letter of Credit Exposure.

          "Revolving Credit Increase Supplement": as defined in Section 2.7(c).
           ------------------------------------

          "Revolving Credit Loan" and "Revolving Credit Loans": as defined in
           --------------------------------------------------
Section 2.1.

          "Revolving Credit Maturity Date": the Scheduled Revolving Credit
           ------------------------------
Commitment Termination Date, or such earlier date on which the Revolving Credit Notes shall become due and payable, whether by acceleration or otherwise.

          "Revolving Credit Note" and "Revolving Credit Notes": as defined in
           ---------------------
Section 2.2.

          "S&P": Standard & Poor's Ratings Services, a division of The McGraw-
           ---
Hill Companies, Inc., or any successor thereto.

          "Scheduled Revolving Credit Commitment Termination Date": June 13,
           ------------------------------------------------------
2002.

          "SEC": the Securities and Exchange Commission or any Governmental
           ---
Authority succeeding to the functions thereof.

          "Securitized Receivables Transaction": the sale, transfer, conveyance,
           -----------------------------------
lease, pledge, lien, conditional sale, assignment or other transfer in the nature of a security interest or sale by the Parent or its Subsidiaries of Receivables of the Parent or its Subsidiaries, in connection with any one or more transactions involving the securitization of such Receivables.

          "Security": as defined in Section 2(1) of the Securities Act of 1933,
           --------
as amended.

          "Significant Subsidiary": with respect to the Parent (i) the Borrower,
           ----------------------
and (ii) each "Significant Subsidiary" of the Borrower within the meaning of Regulation S-X of the SEC as in effect from time to time.

          "Special Counsel": Emmet, Marvin & Martin, LLP as, or such other
           ---------------
counsel selected by the Administrative Agent as, special counsel to the Administrative Agent in connection with the Loan Documents.

          "Standby Letters of Credit": as defined in Section 2.10(a).
           -------------------------

          "Statement Receivables": at any date of determination, the amount of
           ---------------------
Receivables reflected on the Consolidated balance sheet of the Parent and its Subsidiaries most recently delivered to the Administrative Agent and the Lenders pursuant to
Section 7.1(a) or (b).

          "Subsidiary": as to any Person, any corporation, association,
           ----------
partnership, limited liability company, joint venture or other business entity of which such Person or any Subsidiary of such Person, directly or indirectly, either (i) in respect of a corporation, owns or controls more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the Managing Person thereof, irrespective of whether a class or classes shall or might have voting power by reason of the happening of any contingency, or (ii) in respect of an association, partnership, limited liability company, joint venture or other business entity, is entitled to share in more than 50% of the profits and losses, however determined.

          "Substitute Lender": as defined in Section 3.11.
           -----------------

          "Swing Line Commitment": the undertaking of the Swing Line Lender
           ---------------------
during the Swing Line Commitment Period to make Swing Line Loans, subject to the terms and conditions hereof, in an aggregate outstanding principal amount not in excess of the Swing Line Commitment Amount, and the commitment of the Lenders to participate therein as set forth in Section 2.3, as the same may be reduced pursuant to Section 2.7.

          "Swing Line Commitment Amount": $15,000,000 .
           ----------------------------

          "Swing Line Commitment Period": the period from the Effective Date to,
           ----------------------------
but excluding, the Swing Line Commitment Termination Date.

          "Swing Line Commitment Termination Date": the earlier of the Business
           --------------------------------------
Day immediately preceding the Revolving Credit Commitment Termination Date or such other date upon which the Swing Line Commitments shall have been terminated in accordance with Section 2.7 or Section 9.2.

          "Swing Line Exposure": at any time, in respect of any Lender, an
           -------------------
amount equal to the aggregate outstanding principal amount of the Swing Line Loans at such time multiplied by such Lender's Commitment Percentage at such time

          "Swing Line Interest Period": subject to the provisions of Section
           --------------------------
3.4, with respect to any Swing Line Loan requested by the Borrower, the period commencing on the Borrowing Date with respect to such Swing Line Loan and ending not in excess of seven days thereafter, as selected by the Borrower in its irrevocable Borrowing Request, provided, however, that (i) if any Swing Line Interest Period would otherwise end on a day that is not a Business Day, such Swing Line Interest Period shall be extended to the next succeeding Business Day, and (ii) the Borrower shall select Swing Line Interest Periods so as not to have more than three different Swing Line Interest Periods outstanding at any one time for all Swing Line Loans.

          "Swing Line Loan" and "Swing Line Loans": as defined in Section
           ---------------       ----------------
2.3(a).


          "Swing Line Maturity Date": the date upon which the Swing Line
           ------------------------
Commitment shall have been terminated in accordance with Section 2.7 or Section 9.2, or such earlier date on which the Swing Line Note shall become due and payable, whether by acceleration or otherwise.

          "Swing Line Note": as defined in Section 2.4 .
           ---------------

          "Swing Line Participation Amount": as defined in Section 2.3(c).
           -------------------------------

          "Tangible Net Worth": at any date of determination, Net Worth as of
           ------------------
the fiscal quarter ending on, or immediately prior to, such date minus all
                                                                 -----
intangible assets of the Parent and its Subsidiaries on a Consolidated basis as of the fiscal quarter ending on, or immediately prior to, such date, including, without limitation, unamortized debt discount and expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, copyrights and organizational or developmental expenses.

          "Tax": any present or future tax, levy, impost, duty, charge, fee,
           ---
deduction or withholding of any nature and whatever called, by a Governmental Authority, on whomsoever and wherever imposed, levied, collected, withheld or assessed.

          "Termination Event": with respect to any Pension Plan, (i) a
           -----------------
Reportable Event, (ii) the termination of a Pension Plan, or the filing of a notice of intent to terminate a Pension Plan, or the treatment of a Pension Plan amendment as a termination under Section 4041(c) of ERISA, (iii) the institution of proceedings to terminate a Pension Plan under Section 4042 of ERISA, or (iv) the appointment of a trustee to administer any Pension Plan under Section 4042 of ERISA.

          "Total Debt": at any fiscal quarter end, the aggregate Included
           ----------
Indebtedness at such fiscal quarter end of the Parent and its Subsidiaries, determined on a Consolidated basis in accordance with GAAP, plus the amount of
                                                            ----
Financed Receivables at such fiscal quarter end, minus cash and Cash Equivalents
                                                 -----
of the Parent and its Subsidiaries as reflected on the Consolidated balance sheet of the Parent and its Subsidiaries most recently delivered to the Administrative Agent and the Lenders pursuant to Section 7.1(a) or (b).

          "Total Receivables": as of any date, all Receivables of the Parent and
           -----------------
its Subsidiaries on a Consolidated basis excluding any Receivables which have been written off, as reflected on the Compliance Certificate most recently delivered to the Administrative Agent and the Lenders pursuant to Section 7.1(c).

          "Trade Letters of Credit": as defined in Section 2.10(a).
           -----------------------

          "Unfunded Pension Liabilities": with respect to any Pension Plan, at
           ----------------------------
any date of determination, the amount determined by taking the accumulated benefit obligation, as disclosed in accordance with Statement of Accounting Standards No. 87, "Employers' Accounting for Pensions", over the fair market value of Pension Plan assets.

          "United States": the United States of America.
           -------------

          "Unrecognized Retiree Welfare Liability": with respect to any Employee
           --------------------------------------
Benefit Plan that provides postretirement benefits other than pension benefits, the amount of the transition obligation, as determined in accordance with Statement of Financial Accounting Standards No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions," as of the most recent valuation date, that has not been recognized as an expense in an income statement of the Parent and its Subsidiaries, provided that prior to the date such Statement is applicable to the

Borrower, such amount shall be based on an estimate made in good faith of such transition obligation.

          "U.S. Person": a citizen or resident of the United States, a
           -----------
corporation, partnership or other entity created or organized in or under any laws of the United States, or any estate or trust that is subject to United States federal income taxation regardless of the source of its income.

     1.2. Principles of Construction
          --------------------------

          (a) All terms defined in a Loan Document shall have the meanings given such terms therein when used in the other Loan Documents or any certificate, opinion or other document made or delivered pursuant thereto to the extent not otherwise provided therein.

          (b) As used in the Loan Documents and in any certificate, opinion or other document made or delivered pursuant thereto, accounting terms not defined in Section 1.1, and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in this Agreement, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to reflect such change in GAAP (subject to the approval of the Required Lenders), provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement (or such other items as the Administrative Agent may reasonably request) setting forth a reconciliation between calculations of such ratio or requirement before and after giving effect to such change in GAAP.

          (c) The words "hereof", "herein", "hereto" and "hereunder" and similar words when used in a Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof, and Section, schedule and exhibit references contained therein shall refer to Sections thereof or schedules or exhibits thereto unless otherwise expressly provided therein.

          (d) The phrase "may not" is prohibitive and not permissive.

          (e) Unless the context otherwise requires, words in the singular number include the plural, and words in the plural include the singular.

          (f) Unless specifically provided in a Loan Document to the contrary, any reference to a time shall refer to such time in New York.

          (g) Unless specifically provided in a Loan Document to the contrary, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding".

          (h) References in any Loan Document to a fiscal period shall refer to that fiscal period of the Borrower.


2.   AMOUNT AND TERMS OF LOANS AND LETTERS OF CREDIT
     -----------------------------------------------

     2.1. Revolving Credit Loans
          ----------------------

          Subject to the terms and conditions hereof, each Lender severally (and not jointly) agrees to make revolving credit loans (each a "Revolving Credit
                                                            ----------------
Loan" and, as the context may require, collectively with all other Revolving
----
Credit Loans of such Lender and with the Revolving Credit Loans of all other Lenders, the "Revolving Credit Loans") to the Borrower from time to time during
              ----------------------
the Revolving Credit Commitment Period, provided that immediately after giving effect thereto (i) such Lender's Revolving Credit Exposure would not exceed such Lender's Revolving Credit Commitment Amount, and (ii) the Aggregate Credit Exposure would not exceed the Aggregate Revolving Credit Commitment Amount. During the Revolving Credit Commitment Period, the Borrower may borrow, prepay in whole or in part and reborrow under the Revolving Credit Commitments, all in accordance with the terms and conditions of this Agreement. Subject to the provisions of Sections 2.5 and 3.3, at the option of the Borrower, Revolving Credit Loans may be made as one or more (i) ABR Advances, (ii) Eurodollar Advances or (iii) any combination thereof.

     2.2. Revolving Credit Notes
          ----------------------

          The Revolving Credit Loans made by each Lender shall be evidenced by a promissory note made by the Borrower, substantially in the form of Exhibit B-1, payable to the order of such Lender, and dated the first Borrowing Date (each, as indorsed or modified from time to time, a "Revolving Credit Note" and,
                                              ---------------------
collectively with the Revolving Credit Notes of all other Lenders, the "Revolving Credit Notes"). The outstanding principal balance of the Revolving
 ----------------------
Credit Loans shall be due and payable on the Revolving Credit Maturity Date.

     2.3. Swing Line Loans
          ----------------

          (a) Subject to the terms and conditions of this Agreement, the Swing Line Lender agrees to make swing line loans (each a "Swing Line Loan" and,
                                                     ---------------
collectively, the "Swing Line Loans") to the Borrower from time to time during
                   ----------------
the Swing Line Commitment Period in an aggregate principal amount at any one time outstanding not to exceed the Swing Line Commitment Amount, provided that immediately after making each Swing Line Loan, (i) the Swing Line Lender's Revolving Credit Exposure would not exceed the Swing Line Lender's Revolving Credit Commitment Amount, (ii) the aggregate unpaid balance of the Swing Line Loans would not exceed the Swing Line Commitment Amount, and (iii) the Aggregate Credit Exposure would not exceed the Aggregate Revolving Credit Commitment Amount. During the Swing Line Commitment Period, the Borrower may borrow, prepay in whole or in part and reborrow under the Swing Line Commitment, all in accordance with the terms and conditions of this Agreement. No Swing Line Loan shall be made prior to the making of the first Revolving Credit Loans on the first Borrowing Date.

          (b) The Swing Line Lender shall not be obligated to make any Swing Line Loan at a time when any Lender shall be in default of its obligations under this Agreement unless arrangements to eliminate the Swing Line Lender's risk with respect to such defaulting Lender's participation in such Swing Line Loan shall have been made for the benefit of the Swing Line Lender and such arrangements are satisfactory to the Swing Line Lender. The Swing Line Lender will not make a Swing Line Loan if the Administrative Agent, or any Lender by notice to the Swing Line Lender and the Borrower no later than one Business Day prior to the Borrowing Date with respect to such Swing Line Loan, shall have determined that the conditions set forth in Section 6 have not been satisfied and such conditions remain unsatisfied as of the requested time of the making of such Loan. Each Swing Line Loan shall be due and payable on the earliest to occur of the last day of the Swing Line Interest Period applicable thereto, the Revolving Credit Commitment Termination Date, the date on which the Swing Line Commitment shall have been voluntarily terminated by the Borrower or the Swing Line Lender in accordance with Section 2.7, and the date on which the Swing Line Loans shall become due and payable pursuant to the provisions hereof, whether by acceleration or otherwise.

          (c) Upon each receipt by a Lender of notice of an Event of Default from the Administrative Agent pursuant to Section 10.5, such Lender shall purchase unconditionally, irrevocably, and severally (and not jointly) from the Swing Line Lender a participation in the outstanding Swing Line Loans (including accrued interest thereon) in an amount (the "Swing Line Participation Amount")
                                             -------------------------------
equal to the product of (i) its Commitment Percentage, and (ii) the aggregate outstanding principal balance of the Swing Line Loans plus all accrued and unpaid interest thereon. Each Lender shall also be liable for an amount equal to the product of its Commitment Percentage and any amounts paid by the Borrower pursuant to this Section 2.3 that are subsequently rescinded or avoided, or must otherwise be restored or returned. Such liabilities shall be absolute and unconditional and without regard to the occurrence of any Default or the compliance by the Borrower with any of its obligations under the Loan Documents.

          (d) In furtherance of subsection (c) immediately above, upon each receipt by a Lender of notice of an Event of Default from the Administrative Agent pursuant to Section 10.5, such Lender shall promptly make available to the Administrative Agent for the account of the Swing Line Lender its Swing Line Participation Amount at the office of the Administrative Agent specified in
Section 11.2, in lawful money of the United States and in immediately available funds. The Administrative Agent shall deliver the payments made by each Lender pursuant to the immediately preceding sentence to the Swing Line Lender promptly upon receipt thereof in like funds as received. Each Lender shall indemnify and hold harmless the Administrative Agent and the Swing Line Lender from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, costs and expenses resulting from any failure on the part of such Lender to pay, or from any delay in paying the Administrative Agent any amount such Lender is required to pay in accordance with this Section 2.3 (except in respect of losses, liabilities or other obligations suffered by the Administrative Agent or the Swing Line Lender, as the case may be, resulting from the gross negligence or willful misconduct of the Administrative Agent or the Swing Line Lender, as the case may be), and such Lender shall be required to pay interest to the Administrative Agent for the account of the Swing Line Lender from the date such amount was due until paid in full, on the unpaid portion thereof, at a rate of interest per annum equal to (i) from the date such amount was due until the third day therefrom, the Federal Funds Rate, and (ii) thereafter, the Federal Funds Rate plus 2%, payable upon demand by the Swing Line Lender. The Administrative Agent shall distribute such interest payments to the Swing Line Lender upon receipt thereof in like funds as received.

          (e) Whenever the Administrative Agent is reimbursed by the Borrower, for the account of the Swing Line Lender, for any payment in connection with Swing Line Loans and such payment relates to an amount previously paid by a Lender pursuant to this Section, the Administrative Agent will promptly pay over such payment to such Lender.

     2.4. Swing Line Note
          ---------------

          The Swing Line Loans made by the Swing Line Lender shall be evidenced by a promissory note made by the Borrower, substantially in the form of Exhibit B-2, payable to the order of the Swing Line Lender, and dated the first Borrowing Date (as indorsed or modified from time to time, including all replacements thereof and substitutions therefor, the "Swing Line Note").
                                                      ---------------

     2.5. Procedure for Borrowing
          -----------------------

          (a) Revolving Credit Loans. The Borrower may borrow under the
              ----------------------
Revolving Credit Commitments on any Business Day during the Revolving Credit Commitment Period, provided that the Borrower shall notify the Administrative Agent by the delivery of a Borrowing Request, which shall be sent by facsimile and shall be irrevocable (confirmed promptly, and in any event within five Business Days, by the delivery to the Administrative Agent of a Borrowing Request manually signed by the Borrower), no later than: 12:00 noon, three Business Days prior to the requested Borrowing Date, in the case of Eurodollar Advances, and 12:00 noon on the requested Borrowing Date, in the case of ABR Advances, specifying (A) the aggregate principal amount to be borrowed under the Revolving Credit Commitments, (B) the requested Borrowing Date, (C) whether such borrowing is to consist of one or more Eurodollar Advances, ABR Advances, or a combination thereof and (D) if the borrowing is to consist of one or more Eurodollar Advances, the amount of, and the length of the Interest Period for, each such Eurodollar Advance. Each (i) Eurodollar Advance to be made on a Borrowing Date, when aggregated with all amounts to be converted to a Eurodollar Advance on such date and having the same Interest Period as such first Eurodollar Advance, shall equal no less than $5,000,000 or such amount plus a whole multiple of $1,000,000
                                             ----
in excess thereof and (ii) each ABR Advance made on each Borrowing Date shall equal no less than $5,000,000 or such amount plus a whole multiple of $1,000,000
                                             ----
in excess thereof or, if less, the unused portion of the Aggregate Revolving Credit Commitment Amount.

          (b) Swing Line Loans. The Borrower may borrow under the Swing Line
              ----------------
Commitment on any Business Day during the Swing Line Commitment Period, provided that the Borrower shall notify the Administrative Agent and the Swing Line Lender (by telephone or facsimile confirmed promptly, and in any event within five Business Days, by the delivery to the Administrative Agent and the Swing Line Lender of a Borrowing Request manually signed by the Borrower) no later than: 3:00 p.m., on the requested Borrowing Date, specifying (i) the aggregate principal amount to be borrowed under the Swing Line Commitment, (ii) the requested Borrowing Date, and (iii) the amount of, and the length of the Swing Line Interest Period for, each Swing Line Loan, provided, however, that no such Swing Line Interest Period shall end after the Swing Line Termination Date. The Swing Line Lender will then, subject to its determination that the terms and conditions of this Agreement have been satisfied and subject to its agreement with the Borrower on the Negotiated Rate to be applicable thereto, make the requested amount available promptly on that same day, to the Administrative Agent who, thereupon, will promptly make such amount available to the Borrower at the office of the Administrative Agent specified in Section 11.2 by crediting the account of the Borrower at such office. Each borrowing of Swing Line Loans shall be in an aggregate principal amount equal to $300,000 or such amount plus a whole multiple of $50,000 in excess thereof or, if less, the unused portion of the Swing Line Commitment Amount.

          (c) Funding of Revolving Credit Loans. Upon receipt of each Borrowing
              ---------------------------------
Request requesting Revolving Credit Loans, the Administrative Agent shall promptly notify each Lender thereof. Subject to its receipt of the notice referred to in the preceding sentence, each Lender will make the amount of its Commitment Percentage of the requested Revolving Credit Loans available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent set forth in Section 11.2 not later than 2:00 p.m., on the relevant Borrowing Date requested by the Borrower, in funds immediately available to the Administrative Agent at such office. The amounts so made available to the Administrative Agent on such Borrowing Date will then, subject to the satisfaction of the terms and conditions of this Agreement, as determined by the Administrative Agent, be promptly made available on such date to the Borrower by the Administrative Agent at the office of the Administrative Agent specified in Section 11.2 by crediting the account of the Borrower at such office or elsewhere as the Borrower may from time to time instruct the Administrative Agent in writing.

          (d) Failure to Fund. Unless the Administrative Agent shall have
              ---------------
received prior notice from a Lender (by telephone or otherwise, such notice to be promptly confirmed by facsimile or other writing) that such Lender will not make available to the Administrative Agent such Lender's Commitment Percentage of the Revolving Credit Loans requested by the Borrower, the Administrative Agent may assume that such Lender has made such share available to the Administrative Agent on the Borrowing Date in accordance with this Section, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on the Borrowing Date a corresponding amount. If and to the extent such Lender shall not have so made its Commitment Percentage of such Revolving Credit Loans available to the Administrative Agent, such Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount (to the extent not previously paid by the other), together with interest thereon for each day from the date such amount is made available to the Borrower to the date such amount is paid to the Administrative Agent, at a rate per annum equal to, in the case of the Borrower, the applicable interest rate payable by the Borrower in respect of such Loans as set forth in Section 3.1, and, in the case of such Lender, at a rate of interest per annum equal to the Federal Funds Rate for the first three days after the due date of such payment and the Federal Funds Rate plus 2% thereafter until the date such payment is received by the Administrative Agent. Such payment by the Borrower, however, shall be without prejudice to its rights against such Lender. If such Lender shall pay to the Administrative Agent such corresponding amount, such amount so paid shall constitute such Lender's Revolving Credit Loan as part of the Revolving Credit Loans for purposes of this Agreement, which Loan shall be deemed to have been made by such Lender on the Borrowing Date applicable to such Revolving Credit Loans.

          (e)  Netting.  If a Lender makes a new Loan on a Borrowing Date on
               -------
which the Borrower is to repay an existing Loan from such Lender, such Lender shall apply the proceeds of such new Loan to make such repayment, and only the excess of the proceeds of such new Loan over the outstanding principal balance of the existing Loan being repaid need be made available to the Administrative Agent.

     2.6. Competitive Bid Procedure
          -------------------------

          (a) The Borrower may, at any time and from time to time during the Revolving Credit Commitment Period, provided that no Event of Default shall have occurred and then be continuing, request Competitive Bids by delivering by hand or telecopy to the Administrative Agent a duly completed Competitive Bid Request. A request for Competitive Bids that does not conform substantially to the format of Exhibit I may be rejected in the Administrative Agent's sole discretion, and the Administrative Agent shall promptly notify the Borrower of such rejection by telecopy. Each Competitive Bid Request shall specify (i) the aggregate amount of Competitive Bid Loans upon which the Borrower desires Competitive Bids under this Section 2.6, which amount shall not be in excess of the Available Amount, (ii) a proposed Borrowing Date for such Competitive Bid Loans, which date shall not be earlier than one Business Days after the date of delivery to the Administrative Agent of such Competitive Bid Request, provided that any Competitive Bid Request delivered to the Administrative Agent after 11:00 a.m., on any Business Day shall be deemed to have been given on the immediately succeeding Business Day, (iii) the proposed Competitive Interest Period(s) requested, provided that the number of different Competitive Interest Periods requested in a single Competitive Bid Request shall not exceed three, and (iv) in the event that more than one Competitive Interest Period shall have been so requested, the amount of the requested Competitive Bid Loan (in no event less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof) in respect of each such Competitive Interest Period. Promptly after its receipt of each Competitive Bid Request that is not rejected as aforesaid, the Administrative Agent shall send to each Lender an Invitation to Bid, appropriately completed by the Administrative Agent with reference to such Competitive Bid Request.

          (b) Each Lender may, in its sole and absolute discretion, make one or more Competitive Bids to the Borrower in response to each Invitation to Bid. Each Competitive Bid by a Lender must be received by the Administrative Agent not later than 10:00 a.m., on such proposed Borrowing Date. Competitive Bids that do not conform substantially to the format of Exhibit K may be rejected by the Administrative Agent after conferring with, and upon the instruction of, the Borrower, and the Administrative Agent shall notify the Lender making such nonconforming bid of such rejection as soon as practicable. Each Competitive Bid shall be irrevocable and, with respect to each Competitive Interest Period requested by the Borrower, shall specify (i) the Competitive Interest Period offered by such Lender, and (ii) with respect to each such Competitive Interest Period offered by such Lender, the Competitive Bid Rate and the amount (which amount (A) shall not be less than $5,000,000, or a whole multiple of $1,000,000 in excess thereof, and (B) may not exceed the Competitive Bid Loan requested by the Borrower in respect of such Competitive Interest Period) of the Competitive Bid Loan with respect thereto. If any Lender shall elect not to make a Competitive Bid, such Lender shall so notify the Administrative Agent by telecopy not later than 10:00 a.m., on such proposed Borrowing Date therefor, provided, however, that the failure by any Lender to give any such notice shall not obligate such Lender to make any Competitive Bid Loan in connection with the relevant Competitive Bid Request.

          (c) With respect to each Invitation to Bid sent to the Lenders, the Administrative Agent shall (i) promptly notify the Borrower by telecopy of the amount of each Competitive Bid Loan offered thereby, and the Competitive Interest Period and Competitive Bid Rate applicable thereto, and the identity of the Lender that made such offer, and (ii) send a list of all Competitive Bids to the Borrower for its records as soon as practicable after completion of the bidding process.

          (d) The Borrower may in its sole and absolute discretion, subject only to the provisions of this Section 2.6(d), accept or reject any Competitive Bid made in accordance with the procedures set forth in this Section 2.6, and the Borrower shall notify the Administrative Agent by telephone, confirmed by telecopy in the form of a Competitive Bid Accept/Reject Letter, whether and to what extent it has decided to accept or reject any or all of such Competitive Bids, not later than 11:00 a.m., on the proposed Borrowing Date therefor, provided, however, that the failure by the Borrower to give such notice shall be conclusively deemed to be a rejection of all such Competitive Bids. In connection with each acceptance of one or more Competitive Bids by the Borrower:

          (i) the Borrower shall not accept a Competitive Bid made at a particular Competitive Bid Rate if the Borrower has decided to reject another Competitive Bid made at a lower Competitive Bid Rate and having the same Competitive Interest Period as such Competitive Bid,

          (ii) the aggregate amount of the Competitive Bids accepted by the Borrower shall not exceed the aggregate principal amount of the Competitive Bid Loans specified in the related Competitive Bid Request,

          (iii) if the Borrower shall desire to accept a Competitive Bid made at a particular Competitive Bid Rate and Competitive Interest Period, it must accept all other Competitive Bids at such Competitive Bid Rate and Competitive Interest Period, provided, however, that if the acceptance of all such other Competitive Bids would cause the aggregate amount of all accepted Competitive Bids to exceed the aggregate principal amount of the Competitive Bid Loans specified in the related Competitive Bid Request, then such acceptance shall be made pro rata in accordance with the amount of each such Competitive Bid at such Competitive Bid Rate and Competitive Interest Period, and

          (iv) except pursuant to Section 2.6(d)(iii), no Competitive Bid shall be accepted unless the Competitive Bid Loan with respect thereto shall be in (A) a minimum principal amount of $5,000,000, or a whole multiple of $1,000,000 in excess thereof, or (B) if less, an aggregate principal amount equal to the excess of the Aggregate Revolving Credit Commitment Amount over the Aggregate Credit Exposure.

          (e) The Administrative Agent shall promptly notify each bidding Lender whether or not each Competitive Bid of such Lender has been accepted by telecopy sent by the Administrative Agent, and, if such Competitive Bid has been accepted by the Borrower, in whole or in part, such bidding Lender shall, after its receipt of such notice and no later than 2:00 p.m., on the related Borrowing Date, make immediately available funds available to the Administrative Agent at the address therefor set forth in Section 11.2, in the amount in which each such Competitive Bid of such Lender was accepted by the Borrower, and the amount so made available to the Administrative Agent on such Borrowing Date will then, subject to the satisfaction of the terms and conditions of this Agreement, as determined by the Administrative Agent, be promptly made available on such Borrowing Date to the Borrower by the Administrative Agent at such office by crediting the account of the Borrower on the books of such office (or elsewhere as the Borrower may from time to time instruct the Administrative Agent in writing) with the aggregate of said amount received by the Administrative Agent. Notwithstanding anything to the contrary contained herein, no Lender shall be obligated to make a Competitive Bid Loan if immediately after making such Competitive Bid Loan, the Aggregate Credit Exposure would exceed the Aggregate Revolving Credit Commitment Amount.

          (f) A Competitive Bid Request shall not be made within four Business Days after the date of any previous Competitive Bid Request, unless the Borrower has accepted one or more Competitive Bids pursuant to a Competitive Bid Request made within such five Business Days.

          (g) If the Administrative Agent shall elect to submit a Competitive Bid in its capacity as a Lender, it shall submit such bid directly to the Borrower fifteen minutes earlier than the latest time at which the other Lenders are required to submit their bids to the Administrative Agent pursuant to Section 2.6(b).

          (h) The Competitive Bid Loans made by each Lender shall be evidenced by a promissory note of the Borrower, substantially in the form of Exhibit B-3, payable to the order of such Lender, and dated the Effective Date (each, as indorsed or modified from time to time, a "Competitive Bid Note"). Each
                                           --------------------
Competitive Bid Loan shall be due and payable on the last day of the Competitive Interest Period applicable thereto.

     2.7. Termination, Reduction or Increases in Commitments
          --------------------------------------------------

          (a)  Voluntary Termination or Reductions.  The Borrower shall have the
               -----------------------------------
right, upon at least three Business Days' prior written notice to the Administrative Agent, (A) at any time when the Aggregate Credit Exposure shall be zero, to terminate the Revolving Credit Commitments of all of the Lenders, and (B) at any time and from time to time when the Aggregate Revolving Credit Commitment Amount shall exceed the Aggregate Credit Exposure, to permanently reduce the Aggregate Revolving Credit Commitment Amount by a sum not greater than the amount of such excess, provided, however, that each such reduction shall be in the amount of $10,000,000 or such amount plus a whole multiple of
                                                     ----
$1,000,000 in excess thereof. Each of the Borrower and the Swing Line Lender shall have the right, upon at least thirty Business Days' prior written notice to the other and the Administrative Agent, to terminate the Swing Line Commitment and/or permanently reduce the Swing Line Commitment Amount, provided, however, that each such reduction shall be in the amount of $5,000,000 or such amount plus a whole multiple of $1,000,000 in excess thereof.
       ----

          (b)  Reductions in General. Each reduction of the Aggregate Revolving
               ---------------------
Credit Commitment Amount shall be made by reducing each Lender's Revolving Credit Commitment Amount by an amount equal to such Lender's Commitment Percentage of such reduction. Simultaneously with each reduction of the Aggregate Revolving Credit Commitment Amount, the Borrower shall pay the Facility Fee accrued and unpaid on the amount by which the Aggregate Revolving Credit Commitment Amount is being reduced.

          (c)  Increases of Revolving Credit Commitments.  The Borrower may at
               -----------------------------------------
any time and from time to time, at its sole
cost and expense, request (i) any Lender to increase (such decision to increase to be within the sole and absolute discretion of such Lender) its Revolving Credit Commitment Amount, or (ii) any other Eligible Institution (each a "Proposed Lender"; each such Proposed Lender to be reasonably satisfactory to
 ---------------
the Administrative Agent) to provide a new Revolving Credit Commitment, by submitting a supplement to this Agreement in the form of Exhibit M (each a "Revolving Credit Increase Supplement"), duly executed by the Borrower and each
 ------------------------------------
such Lender or Proposed Lender, as the case may be. If such Revolving Credit Increase Supplement is in all respects reasonably satisfactory to the Administrative Agent, the Administrative Agent shall execute such Revolving Credit Increase Supplement and deliver a copy thereof to the Borrower and each such Lender or Proposed Lender, as the case may be. Upon execution and delivery of such Revolving Credit Increase Supplement, (i) in the case of each such Lender, such Lender's Revolving Credit Commitment Amount shall be increased to the amount set forth in such Revolving Credit Increase Supplement, (ii) in the case of each such Proposed Lender, such Proposed Lender shall become a party hereto and shall for all purposes of the Loan Documents be deemed a "Lender" with a Revolving Credit Commitment Amount in the amount set forth in such Revolving Credit Increase Supplement, (iii) in each case, such Proposed Lenders shall be added to Exhibit A and the Revolving Credit Commitment Amounts set forth in Exhibit A shall be adjusted accordingly by the Administrative Agent, and a new Exhibit A shall be distributed by the Administrative Agent to the Borrower and each Lender and (iv) the Borrower shall have executed and delivered to the Administrative Agent a Revolving Credit Note and a Competitive Bid Note for each Proposed Lender providing a new Revolving Credit Commitment; provided, however, that:

               (A) immediately after giving effect thereto, the Aggregate Revolving Credit Commitment Amount shall not exceed $400,000,000;

               (B) immediately before and after giving effect thereto no Default shall exist;

               (C) each such increase shall be in an amount not less than $25,000,000 or such amount plus an integral multiple of $5,000,000;

               (D) if Revolving Credit Loans shall be outstanding immediately after giving effect to such increase, each such Lender and each such Proposed Lender shall enter into a master assignment and acceptance agreement with the other Lenders in all respects reasonably satisfactory to such other Lenders, pursuant to which each such other Lender shall assign to it a portion of its Revolving Credit Loans necessary to reflect the Revolving Credit Commitments as adjusted in accordance with clause (iii) of this subsection (c), and in connection with such master assignment and acceptance agreement each such other Lender may treat the assignment of Eurodollar Advances as a prepayment of such Eurodollar Advances for purposes of Section 3.5;

               (E) each Proposed Lender shall have delivered to the Administrative Agent and the Borrower all forms, if any, that are required to be delivered by such Proposed Lender pursuant to section 3.10(c); and

               (F) the Administrative Agent shall have received such certificates, legal opinions and other documents as it shall reasonably request in connection with such increase.

     2.8. Prepayments
          -----------

          (a)  Voluntary Prepayments. The Borrower may, at its option, prepay
               ---------------------
the Revolving Credit Loans without premium or penalty (but subject to Section 3.5), in full at any time or in part from time to time by delivering to the Administrative Agent an irrevocable written notice thereof on the proposed prepayment date, in the case of Revolving Credit Loans consisting of ABR Advances, and at least three Business Days prior to the proposed prepayment date, in the case of Revolving Credit Loans consisting of Eurodollar Advances, specifying whether the Revolving Credit Loans to be prepaid consist of ABR Advances, Eurodollar Advances, or a combination thereof, the amount to be prepaid and the date of prepayment, whereupon the amount specified in such notice shall be due and payable on the date specified. Upon receipt of such notice, the Administrative Agent shall promptly notify each Lender thereof. Each partial prepayment of the Revolving Credit Loans pursuant to this subsection (a) shall be in an aggregate principal amount of $10,000,000 or such amount plus a
                                                                        ----
whole multiple of $1,000,000 in excess thereof, or, if less, the outstanding principal balance of the Revolving Credit Loans.

After giving effect to any partial prepayment with respect to Eurodollar Advances which were made (whether as the result of a borrowing or a conversion) on the same date and which had the same Interest Period, the outstanding principal balance of such Eurodollar Advances shall exceed $5,000,000. Neither Swing Line Loans nor Competitive Bid Loans may be prepaid.

          (b)  In General. Simultaneously with each prepayment of a Revolving
               ----------
Credit Loan, the Borrower shall prepay all accrued interest on the amount prepaid through the date of prepayment. Unless otherwise specified by the Borrower, each prepayment of Revolving Credit Loans shall first be applied to ABR Advances. If any prepayment is made in respect of any Eurodollar Advance, any Competitive Bid Loan or any Swing Line Loan, in whole or in part, prior to the last day of the applicable Interest Period, the Borrower agrees to indemnify the Lenders in accordance with Section 3.5.

     2.9. Use of Proceeds
          ---------------

          The Borrower agrees that the proceeds of the Loans shall be used solely (i) to repay the Existing Bank Debt, (ii) to pay all of the Fees due hereunder, (iii) to pay the reasonable out-of-pocket fees and expenses incurred by the Borrower in connection with the Loan Documents, (iv) for the Borrower's working capital purposes in the ordinary course of business and (v) for the Borrower's general corporate purposes not inconsistent with the provisions hereof. Notwithstanding anything to the contrary contained in any Loan Document, the Borrower further agrees that no part of the proceeds of any Loan, and no Letter of Credit, will be used, directly or indirectly, for a purpose which violates any law, rule or regulation of any Governmental Authority, including, without limitation, the provisions of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System, as amended.

     2.10.     Letter of Credit Sub-Facility
               -----------------------------

          (a) Subject to the terms and conditions of this Agreement, each Issuing Bank agrees, in reliance on the agreement of the other Lenders set forth in Section 2.11, to issue standby letters of credit (the "Standby Letters of
                                                          ------------------
Credit") or commercial (trade) letters of credit (the "Trade Letters of Credit",
------                                                 -----------------------
and together with the Standby Letters of Credit, the "Letters of Credit"; each,
                                                      -----------------
individually, a "Letter of Credit") denominated in Dollars during the Revolving
                 ----------------
Credit

Commitment Period for the account of the Borrower, provided that immediately after the issuance of each Letter of Credit (i) the Letter of Credit Exposure of all Lenders (whether or not the conditions for drawing under any Letter of Credit have or may be satisfied) would not exceed the Letter of Credit Commitment Amount and (ii) the Aggregate Credit Exposure would not exceed the Aggregate Revolving Credit Commitment Amount. Each Letter of Credit shall have an expiration date which shall be not later than the earlier of (i) twelve months after the date of issuance thereof or (ii) (A) with respect to each Standby Letter of Credit, one Business Days before the Scheduled Revolving Credit Commitment Termination Date, and (B) with respect to each Trade Letter of Credit, thirty days before the Scheduled Revolving Credit Commitment Termination Date. No Letter of Credit shall be issued if the Administrative Agent, or any Lender by notice to the Administrative Agent no later than 1:00 p.m., one Business Day prior to the requested date of issuance of such Letter of Credit, shall have determined that any condition set forth in Sections 5 or 6 has not been satisfied.

          (b) Each Letter of Credit shall be issued for the account of the Borrower in support of an obligation of the Parent or any Subsidiary thereof in favor of a beneficiary who has requested the issuance of such Letter of Credit as a condition to a transaction entered into in the ordinary course of business. The Borrower shall give the Administrative Agent a Letter of Credit Request for the issuance of each Letter of Credit by no later than 11:00 a.m., three Business Days prior to the requested date of issuance. Each Letter of Credit Request shall be accompanied by such Issuing Bank's standard letter of credit application, standard reimbursement agreement (each a "Reimbursement Agreement")
                                                       -----------------------
and such other documentation as such Issuing Bank may reasonably require, executed by the Borrower. Upon receipt of such Letter of Credit Request from the Borrower, the Administrative Agent shall promptly notify such Issuing Bank and each other Lender thereof. Each Letter of Credit shall be in form and substance reasonably satisfactory to such Issuing Bank, with such provisions with respect to the conditions under which a drawing may be made thereunder and the documentation required in respect of such drawing as such Issuing Bank shall reasonably require. Such Issuing Bank shall, on the proposed date of issuance and subject to the terms and conditions of the Reimbursement Agreement and to the other terms and conditions of this Agreement, issue the requested Letter of Credit.

          (c) Upon each payment by an Issuing Bank of a draft drawn under a Letter of Credit, the Borrower shall pay to the Administrative Agent, for the account of such Issuing Bank, an amount equal to such payment.

          (d) Notwithstanding anything to the contrary contained herein or in any Reimbursement Agreement, to the extent that the terms of this Agreement shall be inconsistent with the terms of such Reimbursement Agreement, the terms of this Agreement shall govern.

     2.11.     Letter of Credit Participation and Funding Commitments
               ------------------------------------------------------

          (a) Each Lender hereby unconditionally, irrevocably and severally (and not jointly) for itself only and without any notice to or the taking of any action by such Lender, takes an undivided participating interest in the obligations of each Issuing Bank under and in connection with each Letter of Credit in an amount equal to such Lender's Commitment Percentage of the amount of such Letter of Credit. Each Lender shall be liable to each Issuing Bank for its Commitment Percentage of (i) the unreimbursed amount of any draft drawn and honored under each of its Letters of Credit, and (ii) any amounts paid by the Borrower pursuant to Sections 2.10(c) or 2.12 that are subsequently rescinded or avoided, or must otherwise be restored or returned. Such liabilities shall be unconditional and without regard to the occurrence of any Default or the compliance by the Borrower with the Loan Documents.

          (b) Each Issuing Bank will promptly notify the Administrative Agent, and the Administrative Agent will promptly notify each Lender (which notice shall be promptly confirmed in writing) of the date and the amount of any draft presented under each of its Letters of Credit with respect to which full reimbursement is not made as provided in Section 2.10(c), and forthwith upon receipt of each such notice, such Lender (other than such Issuing Bank in its capacity as a Lender) shall make available to the Administrative Agent for the account of such Issuing Bank its Commitment Percentage of the amount of such unreimbursed draft at the office of the Administrative Agent specified in
Section 11.2, in lawful
money of the United States and in immediately available funds, before 4:00 p.m., on the day such notice was given by the Administrative Agent, if the relevant notice was given by the Administrative Agent at or prior to 1:00 p.m., on such day, and before 12:00 noon, on the next Business Day, if the relevant notice was given by the Administrative Agent after 1:00 p.m., on such day. The Administrative Agent shall distribute the payments made pursuant to the immediately preceding sentence to such Issuing Bank promptly upon receipt thereof in like funds as received. Each Lender shall indemnify and hold harmless the Administrative Agent and such Issuing Bank from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses and an administration fee of not less than $100 payable to such Issuing Bank as the issuer of the relevant Letter of Credit) resulting from any failure on the part of such Lender to perform its obligations under this Section 2.11 (except in respect of losses, liabilities or other obligations suffered by such Issuing Bank to the extent resulting from the gross negligence or willful misconduct of such Issuing Bank). If a Lender does not make any payment required under this Section 2.11 when due, such Lender shall be required to pay interest to the Administrative Agent for the account of such Issuing Bank (upon demand therefor) the amount of such payment at a rate of interest per annum equal to the Federal Funds Rate for the first three days after the due date of such payment and the Federal Funds Rate plus 2% thereafter until the date such payment is received by the Administrative Agent. The Administrative Agent shall distribute such interest payments to such Issuing Bank upon receipt thereof in like funds as received.

          (c) Whenever any Issuing Bank is reimbursed by the Borrower or the Administrative Agent is reimbursed by the Borrower, for the account of such Issuing Bank, for any payment under a Letter of Credit and such payment relates to an amount previously paid by a Lender pursuant to this Section 2.11, the Administrative Agent (or such Issuing Bank, to the extent that it has received the same) will pay over such payment to such Lender (i) before 4:00 p.m. on the day such payment from the Borrower is received, if such payment is received at or prior to 1:00 p.m. on such day, or (ii) before 12:00 noon on the next succeeding Business Day, if such payment from the Borrower is received after 1:00 p.m. on such day.

     2.12.     Absolute Obligation With Respect to Letter of Credit Payments
               -------------------------------------------------------------

          The Borrower's obligation to reimburse the Administrative Agent for the account of each Issuing Bank in respect of each payment under or in respect of such Issuing Bank's Letters of Credit shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which the Borrower may have or have had against the beneficiary of such Letter of Credit, the Administrative Agent, any Issuing Bank, as issuer of such Letter of Credit, any Lender or any other Person, including, without limitation, any defense based on the failure of any drawing to conform to the terms of such Letter of Credit, any drawing document proving to be forged, fraudulent or invalid, or the legality, validity, regularity or enforceability of such Letter of Credit; provided, that, with respect to any Letter of Credit, the foregoing shall not relieve any Issuing Bank of any liability it may have to the Borrower for any actual damages sustained by the Borrower arising from a wrongful payment under such Letter of Credit made as a result of such Issuing Bank's gross negligence or willful misconduct.

     2.13.     Payments
               --------

          (a) Except as otherwise expressly provided herein, each payment, including each prepayment, of principal and interest on the Loans, of the Facility Fee, the Letter of Credit Commissions, the Fronting Fees and of all of the other fees to be paid to the Administrative Agent and the Lenders in connection with the Loan Documents (the Facility Fee, the Letter of Credit Commissions and the Fronting Fees, together with all of such other fees, being sometimes hereinafter collectively referred to as the "Fees") shall be made
                                                       ----
prior to 1:00 p.m., on the date such payment is due to the Administrative Agent for the account of the applicable Lenders at the Administrative Agent's office specified in Section 11.2, in each case in lawful money of the United States, in immediately available funds and without set-off or counterclaim. The failure of the Borrower to make any such payment by such time shall not constitute a Default, provided that such payment is made on such due date, but any such payment made after 1:00 p.m., on such due date shall be deemed to have been made on the next Business Day for the purpose of calculating interest. Promptly upon receipt thereof by the Administrative Agent, each payment of principal and interest on the Loans shall be remitted by the Administrative Agent in like funds as received to the Swing Line Lender, each Issuing Bank and each Lender
(i) first, pro rata according to its Outstanding Percentage of the amount of interest which is then due and payable under the Loan Documents, and (ii) second, pro rata according to its Outstanding Percentage of the amount of principal which is then due and payable under the Loan Documents. Promptly upon receipt thereof by the Administrative Agent, each payment of the Facility Fee shall be remitted by the Administrative Agent in like funds as received to each Lender pro rata according to such Lender's Revolving Credit Commitment Amount or, if the Revolving Credit Commitments shall have terminated or been terminated, according to the outstanding principal balance of such Lender's Revolving Credit Loans.

          (b) If any payment hereunder, under the Notes or under any Reimbursement Agreement shall be due and payable on a day which is not a Business Day, the due date thereof (except as otherwise provided in the definition of Eurodollar Interest Period) shall be extended to the next Business Day and (except with respect to payments in respect of the Fees) interest shall be payable at the applicable rate specified herein during such extension, provided, however that if such next Business Day is after the Maturity Date, any such payment shall be due on the immediately preceding Business Day.

          2.14.     Extension of Revolving Credit Commitment Period
                    -----------------------------------------------

          (a) The Borrower may at any time and from time to time (but not more frequently than once per annum) request that the Lenders agree (the decision so to agree to be within the sole and absolute discretion of each Lender) to extend the Revolving Credit Commitment Period by one year per each such request by giving written notice thereof to the Administrative Agent. Upon receipt of each such notice, the Administrative Agent shall promptly send each Lender a copy thereof. In the event that Lenders then having Revolving Credit Commitment Amounts equal to or greater than $150,000,000 shall have consented to such extension request, the then existing Scheduled Revolving Credit Commitment Termination Date shall be extended to the day which is one year following the then existing Scheduled Termination Date (or, if such day is not a Business Day, the Business Day immediately preceding such day), provided, however, that (A) immediately before and after giving effect thereto, no Default shall exist, and (B) the Administrative Agent shall have received such certificates, legal opinions and other documents as it shall reasonably request in connection with such extension. In all other events, the then existing Scheduled Revolving Credit Commitment Termination Date shall not be extended and shall remain in full force and effect until such time, if any, as the same may be extended pursuant to a subsequent extension request.

          (b) With respect to each extension request approved in accordance with Section 2.14(a), on the existing Scheduled Revolving Credit Commitment Termination Date with respect thereto (i) with respect to each Lender which (A) shall not have so consented to such extension request, and (B) shall not have transferred its Revolving Credit Commitment pursuant to Section 3.11, the Aggregate Revolving Credit Commitment Amount shall be automatically reduced by an amount equal to the sum of the Revolving Credit Commitment Amounts of each such Lender (each a "Non-Extending Lender"), and (ii) the Revolving Credit
                     --------------------
Commitment of each Non-Extending Lender shall automatically terminate, and (iii) the Borrower shall pay to the Administrative Agent for the account of each Non-Extending Lender all principal, interest, Fees and other sums owing to such Non-Extending Lender under the Loan Documents, whether or not then otherwise due.


3.   INTEREST, FEES, YIELD PROTECTIONS, ETC.
     ---------------------------------------

     3.1. Interest Rate and Payment Dates
          -------------------------------

          (a)  Prior to Default. Except as otherwise provided in Section 3.1(b)
               ----------------
and 3.1(c), (i) each Competitive Bid Loan shall bear interest at the applicable Competitive Bid Rate therefor, and (ii) Revolving Credit Loans and Swing Line Loans shall bear interest on the outstanding principal balance thereof at the applicable interest rate or rates per annum set forth below:

          ADVANCES                       RATE
          --------                       ----

     Each ABR Advance                 Alternate Base Rate.

     Each Eurodollar Advance          Eurodollar Rate for the applicable
                              Interest Period plus the Applicable Margin
                                              ----
                              applicable to Eurodollar Advances.

     Each Swing Line Loan             Negotiated Rate applicable to such Swing
                              Line Loan for the applicable Interest Period.

          (b)  Default Rate. Upon the occurrence and during the continuance of
               ------------
an Event of Default under Section 9.1(a), the unpaid principal balance of the Loans shall bear interest at a rate per annum (whether before or after the entry of a judgment thereon) equal to 2% plus the rate which would otherwise be
                                   ----
applicable under Section 3.1(a), and any overdue interest or other amount payable under the Loan Documents shall bear interest (whether before or after the entry of a judgment thereon) at a rate per annum equal to the Alternate Base Rate plus 2%. For purposes of the preceding sentence, the rate applicable
     ----
pursuant to Section 3.1(a), as the case may be, to any overdue principal, interest or other amount payable under the Loan Documents shall be (i) in the case of an overdue principal balance of any Eurodollar Advance, the applicable Eurodollar Rate plus the Applicable Margin until the last day of the applicable
                ----
Interest Period (or the earlier termination thereof pursuant to this Agreement) and thereafter at the Alternate Base Rate, (ii) in the case of an overdue principal balance of any Competitive Bid Loan, the applicable Competitive Bid Rate until the last day of the applicable Competitive Interest Period (or the earlier termination thereof pursuant to this Agreement) and thereafter at the Alternate Base Rate, (iii) in the case of an overdue principal balance of any Swing Line Loan, the applicable Negotiated Rate until the last day of the applicable Swing Line Interest Period (or the earlier termination thereof pursuant to this Agreement) and thereafter at the Alternate Base Rate and (iv) in all other cases, the Alternate Base Rate. All such interest shall be payable on demand.

          (c)  In General. Interest on (i) ABR Advances to the extent based on
               ----------
the BNY Rate shall be calculated on the basis of a 365 or 366-day year (as the case may be), and (ii) ABR

Advances to the extent based on the Federal Funds Rate, Eurodollar Advances, Competitive Bid Loans and Swing Line Loans shall be calculated on the basis of a 360-day year, in each case, for the actual number of days elapsed. Except as otherwise expressly provided herein, interest shall be payable in arrears on each Interest Payment Date and upon each payment (including prepayment) of the Loans. Any change in the interest rate on the Loans resulting from a change in the Alternate Base Rate or reserve requirements shall become effective as of the opening of business on the day on which such change shall become effective. The Administrative Agent shall, as soon as practicable, notify the Borrower and the Lenders of the effective date and the amount of each such change in the BNY Rate, but any failure to so notify shall not in any manner affect the obligation of the Borrower to pay interest on the Loans in the amounts and on the dates required. Each determination of the Alternate Base Rate or a Eurodollar Rate by the Administrative Agent pursuant to this Agreement shall be conclusive and binding on all parties hereto absent manifest error. The Borrower acknowledges that to the extent interest payable on ABR Advances is based on the BNY Rate, such rate is only one of the bases for computing interest on loans made by the Lenders, and by basing interest payable on ABR Advances on the BNY Rate, the Lenders have not committed to charge, and the Borrower has not in any way bargained for, interest based on a lower or the lowest rate at which any Lender may now or in the future make loans to other borrowers.

     3.2. Fees
          ----

          (a)  Facility Fees. The Borrower agrees to pay to the Administrative
               -------------
Agent, for the account of the Lenders in accordance with each Lender's Commitment Percentage, a fee (the "Facility Fee"), during the period from the
                                   ------------
Effective Date through the Revolving Credit Commitment Termination Date, at a rate per annum equal to the Applicable Margin on the average daily Aggregate Revolving Credit Commitment Amount, regardless of usage. The Facility Fee shall be payable (i) quarterly in arrears on the last day of each March, June, September and December during such period commencing on the first such day following the Effective Date, (ii) on the date of any reduction in the Aggregate Revolving Credit Commitment Amount (to the extent of such reduction) and (iii) on the Revolving Credit Maturity Date. The Facility Fee shall be calculated on the basis of a 360- day year for the actual number of days elapsed.

          (b)  Letter of Credit Commissions. The Borrower agrees to pay to the
               ----------------------------
Administrative Agent, for the account of the Lenders in accordance with each Lender's Commitment Percentage, commissions (the "Letter of Credit Commissions")
                                                  ----------------------------
with respect to the Letters of Credit for the period from and including the date of issuance of each thereof to the expiration date thereof, at a rate per annum equal to (A) with respect to Standby Letters of Credit, the Applicable Margin in effect on the date of issuance thereof, and (B) with respect to Trade Letters of Credit, the Applicable Margin in effect on the date of issuance thereof multiplied by 30%, in each case on the average daily maximum amount available under any contingency to be drawn under such Letter of Credit. The Letter of Credit Commissions shall be (i) calculated on the basis of a 360-day year for the actual number of days elapsed and (ii) payable quarterly in arrears on the last day of each March, June, September and December of each year and on the Revolving Credit Commitment Termination Date.

          (c)  Letter of Credit Fronting Fees. The Borrower agrees to pay to
               ------------------------------
Administrative Agent, for the account of each Issuing Bank, a fee (the "Fronting
                                                                        --------
Fees") with respect to the Letters of Credit issued by such  Issuing Bank for
----
the period from and including the date of issuance of each thereof to the expiration date thereof, at a rate per annum equal to 0.10% on the average daily maximum amount available under any contingency to be drawn under such Letters of Credit. The Fronting Fees shall be (i) calculated on the basis of a 360-day year for the actual number of days elapsed and (ii) payable quarterly in arrears on the last day of each March, June, September and December of each year and on the Revolving Credit Commitment Termination Date. In addition to the Fronting Fees, the Borrower agrees to pay to each Issuing Bank, for its own account, its standard fees and charges customarily charged to customers similar to the Borrower with respect to any of its Letters of Credit.

          (d)  Administrative Agent's Fees.  The Borrower agrees to pay to the
               ---------------------------
Administrative Agent, for its own account, such other fees as have been agreed to in writing by the Borrower and the Administrative Agent.

     3.3. Conversions
          -----------

          (a) The Borrower may elect from time to time to convert one or more Eurodollar Advances to ABR Advances by delivering to the Administrative Agent by facsimile a Notice of Conversion (confirmed promptly, and in any event within five Business Days, by the delivery to the Administrative Agent of a Notice of Conversion manually signed by the Borrower) at least one Business Day's prior irrevocable notice of such election, specifying the amount to be converted, provided, that any such conversion shall only be made on a Business Day and on the last day of the Eurodollar Interest Period applicable thereto. In addition, the Borrower may elect from time to time to convert ABR Advances to Eurodollar Advances or existing Eurodollar Advances to new Eurodollar Advances by delivering to the Administrative Agent by facsimile a Notice of Conversion (confirmed promptly, and in any event within five Business Days, by the delivery to the Administrative Agent of a Notice of Conversion manually signed by the Borrower) at least three Business Days' prior irrevocable notice of such election, specifying the amount to be so converted and the initial Eurodollar Interest Period relating thereto, provided that any such conversion shall only be made on a Business Day and, in the case of existing Eurodollar Advances being converted to new Eurodollar Advances, on the last day of the Eurodollar Interest Period applicable thereto. The Administrative Agent shall promptly provide the Lenders with notice of each such election. Advances may be converted pursuant to this Section in whole or in part, provided that the amount to be converted to each Eurodollar Advance, when aggregated with any Eurodollar Advance to be made on such date in accordance with Section 2.5 and having the same Eurodollar Interest Period as such first Eurodollar Advance, shall equal no less than $5,000,000 or such amount plus a whole multiple of $1,000,000 in excess thereof.

          (b) Notwithstanding anything in this Agreement to the contrary, upon the occurrence and during the continuance of an Event of Default, the Borrower shall have no right to elect to convert any existing ABR Advance to a new Eurodollar Advance or to convert any existing Eurodollar Advance to a new Eurodollar Advance. In such event, all ABR Advances shall be automatically continued as ABR Advances and all Eurodollar Advances shall be automatically converted to ABR Advances on the last day of the Eurodollar Interest Period applicable to such Eurodollar Advance.

          (c) Each conversion shall be effected by each Lender by applying the proceeds of its new ABR Advance or Eurodollar Advance, as the case may be, to its Advances (or portion thereof) being converted (it being understood that any such conversion shall not constitute a borrowing for purposes of Sections 4, 5 or 6).

          (d)  Competitive Bid Loans may not be converted.

     3.4. Concerning Eurodollar Interest Periods and Swing Line Interest Periods
          ----------------------------------------------------------------------

          Notwithstanding any other provision of any Loan Document:

          (a) If the Borrower shall have failed to elect a Eurodollar Advance under Section 2.5 or 3.3, as the case may be, in connection with any borrowing of new Revolving Credit Loans or expiration of an Eurodollar Interest Period with respect to any existing Eurodollar Advance, the amount of the Revolving Credit Loans subject to such borrowing or such existing Eurodollar Advance shall thereafter be an ABR Advance until such time, if any, as the Borrower shall elect a new Eurodollar Advance pursuant to Section 3.3.

          (b) No Interest Period selected in respect of the conversion of any Eurodollar Advance comprising a Revolving Credit Loan, and no Interest Period selected in respect of any Swing Line Loan, shall end after the Scheduled Revolving Credit Commitment Termination Date.

          (c) The Borrower shall not be permitted to have more than ten Eurodollar Advances outstanding at any one time, it being agreed that each borrowing of a Eurodollar Advance pursuant to a single Borrowing Request shall constitute the making of one Eurodollar Advance for the purpose of calculating such limitation.

     3.5. Indemnification for Loss
          ------------------------

          Notwithstanding anything contained herein to the contrary, if the Borrower shall fail for any reason to borrow a Revolving Credit Loan in respect of which it shall have requested a Eurodollar Advance or to convert an Advance to a Eurodollar Advance after it shall have notified the Administrative Agent of its intent to do so, or if the Bor-rower shall fail for any reason to borrow a Competitive Bid Loan in any instance in which it shall have accepted one or more Competitive Bids, or if the Borrower shall fail to borrow a Swing Line Loan after the Swing Line Lender shall have agreed to a Negotiated Rate with respect thereto, or if a Eurodollar Advance, Competitive Bid Loan or Swing Line Loan shall terminate for any reason prior to the last day of the Interest Period applicable thereto, or if the Borrower shall for any reason prepay or repay all or any part of the principal amount of a Eurodollar Advance, Competitive Bid Loan or Swing Line Loan prior to the last day of the Interest Period applicable thereto, the Borrower shall indemnify each Lender against, and pay on demand directly to such Lender the amount (calculated by such Lender using any reasonable method chosen by such Lender which is customarily used by such Lender for such purpose) equal to any loss or out-of-pocket expense suffered by such Lender as a result of such failure to borrow or convert, or such termination, repayment or prepayment, including any loss, cost or expense suffered by such Lender in liquidating or employing deposits acquired to fund or maintain the funding of such Eurodollar Advance, Competitive Bid Loan or Swing Line Loan, as the case may be, or redeploying funds prepaid or repaid, in amounts which correspond to such Eurodollar Advance, Competitive Bid Loan or Swing Line Loan, as the case may be, and any internal processing charge customarily charged by such Lender in connection therewith.

     3.6. Capital Adequacy
          ----------------

          If the amount of capital required or expected to be maintained by any Lender or any Issuing Bank or any Person directly or indirectly owning or controlling such Lender or such Issuing Bank (each a "Control Person"), shall be
                                                      --------------
affected by the occurrence of a Regulatory Change and such Lender or such Issuing Bank shall have determined that such Regulatory Change shall have had or will thereafter have the effect of reducing the rate of return on such Lender's, such Issuing Bank's, or such Control Person's capital in respect of the Loans, Revolving Credit Commitment or Letter of Credit or Swing Line Loan participations made or maintained by such Lender, or of the Reimbursement Obligations owed to such Issuing Bank, in any case to a level below that which such Lender, such Issuing Bank or such Control Person could have achieved or would thereafter be able to achieve but for such Regulatory Change (after taking into account such Lender's, such Issuing Bank's or such Control Person's policies regarding capital adequacy) by an amount deemed by such Lender or such Issuing Bank to be material, then, within ten days after demand by such Lender or such Issuing Bank, the Borrower shall pay to such Lender, such Issuing Bank or such Control Person, as the case may be, such additional amount or amounts as shall be sufficient to compensate such Lender, such Issuing Bank or such Control Person for such reduction.

     3.7. Reimbursement for Increased Costs
          ---------------------------------

          If any Lender, the Administrative Agent, the Swing Line Lender or any Issuing Bank shall determine that a Regulatory Change:

               (a) does or shall (i) subject it to any Tax of any kind whatsoever with respect to any Eurodollar Advances or its obligations under this Agreement to make Eurodollar Advances, or (ii) change the basis of taxation of payments to it of principal, interest or any other amount payable hereunder in respect of its Eurodollar Advances, or impose on the Administrative Agent, such Issuing Bank, the Swing Line Lender or such Lender any other condition regarding the Letters of Credit including any Tax required to be withheld from any amounts payable under the Loan Documents (except for imposition of, or change in the rate of, any Income Tax applicable to such Lender); or

               (b) does or shall impose, modify or make applicable any reserve, special deposit, compulsory loan, assessment, increased cost or similar requirement against assets held by, or deposits of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender in respect of its Eurodollar Advances which is not otherwise included in the determination of a Eurodollar Rate or against any Letters of Credit issued by such Issuing Bank or participated in by any Lender;

and the result of any of the foregoing is to increase the cost to such Lender of making, renewing, converting or maintaining its Eurodollar Advances or its commitment to make such Eurodollar Advances, or to reduce any amount receivable hereunder in respect of its Eurodollar Advances, or to increase the cost to such Issuing Bank of issuing or maintaining the Letters of Credit or the cost to any Lender of participating therein or the cost to the Administrative Agent or such Issuing Bank of performing its respective functions hereunder with respect to the Letters of Credit, then, in any such case, the Borrower shall pay such Lender, the Administrative Agent, or such Issuing Bank, as the case may be, within ten days after demand therefor, such additional amounts as is sufficient to compensate such Lender, such Issuing Bank or the Administrative Agent, as the case may be, for such additional cost or reduction in such amount receivable which such Lender deems to be material as determined by such Lender, such Issuing Bank or the Administrative Agent, as the case may be; provided, however, that nothing in this Section shall require the Borrower to indemnify the Lenders, the Administrative Agent, or such Issuing Bank, as the case may be, with respect to withholding Taxes for which the Borrower has no obligation under Section 3.10. No failure by any Lender or the Administrative Agent, or such Issuing Bank to demand, and no delay in demanding, compensation for any increased cost shall constitute a waiver of its right to demand such compensation at any time. A statement setting forth the calculations of any additional amounts payable pursuant to this Section submitted by a Lender, the Administrative Agent or such Issuing Bank, as the case may be, to the Borrower shall be conclusive absent manifest error.

     3.8. Illegality of Funding
          ---------------------

          Notwithstanding any other provision hereof, if any Lender shall reasonably determine that any Regulatory Change shall make it unlawful for such Lender to make or maintain any Eurodollar Advance as contemplated by this Agreement, such Lender shall promptly notify the Borrower and the Administrative Agent thereof, and (i) the commitment of such Lender to make such Eurodollar Advances or convert ABR Advances to Eurodollar Advances shall forthwith be suspended, (ii) such Lender shall fund its portion of each requested Eurodollar Advance as an ABR Advance and (iii) such Lender's Revolving Credit Loans then outstanding as such Eurodollar Advances, if any, shall be converted automatically to an ABR Advance on the last day of the then current Eurodollar Interest Period applicable thereto or at such earlier time as may be required. If the commitment of any Lender with respect to Eurodollar Advances is suspended pursuant to this Section and such Lender shall have obtained actual knowledge that it is once again legal for such Lender to make or maintain Eurodollar Advances, such Lender shall promptly notify the Administrative Agent and the Borrower thereof and, upon receipt of such notice by each of the Administrative Agent and the Borrower, such Lender's commitment to make or maintain Eurodollar Advances shall be reinstated.

     3.9. Substituted Interest Rate
          -------------------------

          In the event that (i) the Administrative Agent shall have determined (which determination shall be conclusive and binding) that by reason of circumstances affecting the interbank eurodollar market either adequate or reasonable means do not exist for ascertaining the Eurodollar Rate, or (ii) Required Lenders shall have notified the Administrative Agent that they have determined (which determination shall be conclusive and binding absent manifest error) that the applicable Eurodollar Rate will not adequately and fairly reflect the cost to such Lenders of maintaining or funding loans bearing interest based on such Eurodollar Rate, with respect to any portion of the Revolving Credit Loans that the Borrower has requested be made as Eurodollar Advances or Eurodollar Advances that will result from the requested conversion of any portion of the Advances into Eurodollar Advances (each, an "Affected
                                                                   --------
Advance"), the Administrative Agent shall promptly notify the Borrower and the
-------
Lenders (by telephone or otherwise, to be promptly confirmed in writing) of such determination, on or, to the extent practicable, prior to the requested Borrowing Date or Conversion Date for such Affected Advances. If the Administrative Agent shall give such notice, (a) any Affected Advances shall be made as ABR Advances, (b) the Advances (or any portion thereof) that were to have been converted to Affected Advances shall be converted to ABR Advances and
(c) any outstanding Affected Advances shall be converted, on the last day of the then current Eurodollar Interest Period with respect thereto, to ABR Advances. Until any notice under clauses (i) or (ii), as the case may be, of this Section has been withdrawn by the Administrative Agent (by notice to the Borrower promptly upon either (x) the Administrative Agent having determined that such circumstances affecting the interbank eurodollar market no longer exist and that adequate and reasonable means do exist for determining the Eurodollar Rate, or
(y) the Administrative Agent having been notified by such Required Lenders that circumstances no longer render the Advances (or any portion thereof) Affected Advances), no further Eurodollar Advances shall be required to be made by the Lenders, nor shall the Borrower have the right to convert all or any portion of the Revolving Credit Loans to or as Eurodollar Advances.

     3.10.     Taxes; Net Payments
               -------------------

          (a) All payments made by the Borrower under the Loan Documents shall be made free and clear of, and without reduction for or on account of, any Included Taxes required by law to be withheld from any amounts payable under the Loan Documents. In the event that the Borrower is prohibited by law from making payments under the Loan Documents free of deductions or withholdings in respect of Included Taxes, then the Borrower shall pay such additional amounts to the Administrative Agent, for the benefit of the Indemnified Tax Persons, as may be necessary in order that the actual amounts received by each Indemnified Tax Person in respect of interest and any other amount payable under the Loan Documents after deduction or withholding (and after payment of any additional taxes or other charges due as a consequence of the payment of such additional amounts) shall equal the amount that would have been received if such deduction or withholding were not required. In the event that any such deduction or withholding with respect to Included Taxes can be reduced or nullified as a result of the application of any relevant double taxation convention, the relevant Indemnified Tax Person will cooperate with the Borrower (at the sole expense of the Borrower) in making application to the relevant taxing authorities to seek to obtain such reduction or nullification, so long as it would not be disadvantageous to such Indemnified Tax Person, provided, however, that no Indemnified Tax Person shall have any obligation to engage in litigation with respect thereto. If the Borrower shall make any payments under this
Section 3.10 or shall make any deductions or withholdings from amounts paid in accordance with this Section 3.10, the Borrower shall, as promptly as practicable thereafter, forward to the Administrative Agent original or certified copies of official receipts or other evidence acceptable to the Administrative Agent establishing such payment and the Administrative Agent in turn shall distribute copies of such receipts to each Indemnified Tax Person.
If payments under the Loan Documents to any Indemnified Tax Person are or become subject to any withholding, such Indemnified Tax Person shall (unless otherwise required by a Governmental Authority or as a result of any treaty, convention, law, rule, regulation, order or similar directive applicable to such Indemnified Tax Person) use its best efforts to designate a different office or branch to which payments are to be made under the Loan Documents from that initially selected thereby, if such designation would avoid or mitigate such withholding and would not be disadvantageous to such Indemnified Tax Person. In the event that any Indemnified Tax Person shall have determined that it received a refund or credit for Included Taxes paid by the Borrower under this Section 3.10, such Indemnified Tax Person shall promptly notify the Administrative Agent and the Borrower of such fact and shall remit to the Borrower the amount of such refund or credit applicable to the payments made by the Borrower in respect of such Indemnified Tax Person under this Section 3.10.

          (b) Each Indemnified Tax Person shall deliver to the Borrower such certificates, documents, or other evidence as the Borrower may reasonably require from time to time as are necessary to establish that such Indemnified Tax Person is not subject to withholding under Section 1441, 1442 or 3406 of the Code or as may be necessary to establish, under any law imposing upon the Borrower, hereafter, an obligation to withhold any portion of the payments made by the Borrower under the Loan Documents, that payments to the Administrative Agent on behalf of such Indemnified Tax Person are not subject to withholding. Notwithstanding any provision herein to the contrary, the Borrower shall not have any obligation to pay to the Administrative Agent for the benefit of any Indemnified Tax Person any amount which the Borrower is required to withhold (and shall have no obligation to otherwise indemnify any Lender with respect to such amount) to the extent that the Borrower's obligation to withhold is due to the failure of such Indemnified Tax Person to file any required statement, certificate or other document with respect to exemption which such Borrower requested of it.

          (c) Each Indemnified Tax Person not incorporated under the laws of the United States or any State thereof shall deliver to the Borrower such certificates, documents, or other evidence as the Borrower may reasonably require from time to time as are necessary to establish that such Indemnified Tax Person is not subject to withholding under Section 1441, 1442 or 3406 of the Code or as may be necessary to establish, under any law imposing upon the Borrower, hereafter, an obligation to withhold any portion of the payments made by the Borrower under the Loan Documents, that payments to the Administrative Agent on behalf of such Indemnified Tax Person are not subject to withholding. Notwithstanding any provision herein to the contrary, the Borrower shall not have any obligation to pay to the Administrative Agent for the benefit of any Indemnified Tax Person any amount which the Borrower is liable to withhold due to the failure of such Indemnified Tax Person to file any statement of exemption required by the Code.

     3.11.     Substitution of Lenders
               -----------------------

          Notwithstanding anything to the contrary contained herein, if any Lender shall request compensation pursuant to Sections 3.6, 3.7 or 3.10, or if any Lender shall not have consented to any request for the extension of the Revolving Credit Commitment Period which request was approved in accordance with
Section 2.14, then, in each such case, provided that no Event of Default shall then exist and be continuing, the Borrower may require that such Lender transfer all of its right, title and interest under the Loan Documents to one or more of the other Lenders (in the sole and absolute discretion of each such Lender) or any other Eligible Institution identified by the Borrower and reasonably acceptable to the Administrative Agent, the Swing Line Lender and each Issuing Bank (a "Substitute Lender"), if such Substitute Lender agrees to assume all of
         -----------------
the obligations of such Lender under the Loan Documents for consideration equal to all principal, interest, Fees and other sums owing to such Lender under the Loan Documents, whether or not then otherwise due. Subject to the execution and delivery by the Borrower at its expense of a new Revolving Credit Note and a new Competitive Bid Note, an instrument of assignment and assumption, and such other documents as such Lender may reasonably require, such Substitute Lender shall be a "Lender" for all purposes hereunder. Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements of the Borrower contained in Sections 3.5, 3.6, 3.7, 11.7 and 11.20 (without duplication of any payments made to such Lender by the Borrower or the Substitute Lender) shall survive for the benefit of any Lender replaced under this Section with respect to the time prior to such replacement.


4.   REPRESENTATIONS AND WARRANTIES
     ------------------------------

     In order to induce the Administrative Agent and the Lenders to enter into this Agreement, the Lenders to make the Revolving Credit Loans, each Issuing Bank to issue the Letters of Credit and the Lenders to participate therein, and the

Swing Line Lender to make the Swing Line Loans and the Lenders to participate therein, each of the Parent and the Borrower makes the following representations and warranties to the Administrative Agent, each Issuing Bank, the Swing Line Lender and each Lender:

     4.1. Existence and Power
          -------------------

          Each of the Parent and each Significant Subsidiary has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its incorporation or formation, has all requisite power and authority to own its Property and to carry on its business as now conducted, and is in good standing and authorized to do business in each jurisdiction in which the nature of the business conducted therein or the Property owned by it therein makes such qualification necessary, except where such failure to qualify would not reasonably be expected to have a Material Adverse Effect.

     4.2. Authority and Execution
          -----------------------

          Each of the Parent and each Significant Subsidiary has full legal power and authority to own its Property, conduct its business and enter into, execute, deliver and perform the terms of the Loan Documents to which it is a party all of which have been duly authorized by all proper and necessary corporate, partnership or other applicable action and are in full compliance with its Organizational Documents. The Parent and each Significant Subsidiary has duly executed and delivered each Loan Document to which it is a party.

     4.3. Binding Agreement
          -----------------

          The Loan Documents (other than the Notes) constitute, and the Notes, when issued and delivered pursuant hereto for value received, will constitute, the valid and legally binding obligations of the Parent and the Borrower, in each case to the extent it is a party thereto, enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

     4.4. Litigation
          ----------

          Except as set forth on Schedule 4.4, there are no actions, suits or proceedings at law or in equity or by or before any Governmental Authority (whether purportedly on behalf of the Parent or any of its Subsidiaries) pending or, to the knowledge of the Parent or the Borrower, threatened against the Parent or any of its Subsidiaries or maintained by the Parent or any of its Subsidiaries or which may affect the Property of the Parent or any of its Subsidiaries or any of their respective Properties or rights, which would reasonably be expected to have a Material Adverse Effect.

     4.5. Absence of Defaults; No Conflicting Agreements
          ----------------------------------------------

          Neither the Parent nor any of its Subsidiaries is in default under any judgment, order, writ, injunction, decree or decision of any Governmental Authority or any mortgage, indenture, contract or agreement to which it is a party or by which it or any of its Property is bound, the effect of which default would reasonably be expected to have a Material Adverse Effect. The execution, delivery and performance of the terms of the Loan Documents will not constitute a default under or result in a breach of or require the mandatory repayment of or other acceleration of payment under or pursuant to the terms of, any such mortgage, indenture, contract or agreement.

     4.6. Compliance with Applicable Laws
          -------------------------------

          The Parent and each of its Subsidiaries is complying with all laws, regulations, rules and orders of all Governmental Authorities, except to the extent a violation thereof would not reasonably be expected to have a Material Adverse Effect.

     4.7. Governmental Regulations
          ------------------------

          Neither the Parent nor any of its Subsidiaries nor any Person controlled by, controlling, or under common control with, the Parent or any of its Subsidiaries, is subject to regulation under the Public Utility Holding Company Act of 1935, as amended, the Federal Power Act, as amended, or the Investment Company Act of 1940, as amended. Neither the Parent nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any

Margin Stock. No part of the proceeds of any Loan, nor any Letter of Credit, will be used, directly or indirectly, for a purpose which violates any law, rule or regulation of any Governmental Authority, including, without limitation, the provisions of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System, as amended. After giving effect to the making of each Loan, Margin Stock will constitute less than 25% of the assets (as determined by any reasonable method) of the Parent and its Subsidiaries.

     4.8. Plans
          -----

          The only Pension Plans in effect as of the Effective Date (the "Existing Pension Plans") are listed on Schedule 4.8. Each Employee Benefit
 ----------------------
Plan is in compliance with ERISA and the Code, where applicable, in all material respects. As of the Effective Date, (i) the amount of all Unfunded Pension Liabilities under the Pension Plans does not exceed $5,000, and (ii) there are no Employee Benefit Plans under which there is Unrecognized Retiree Welfare Liability. Neither the Borrower nor any of its Subsidiaries or ERISA Affiliates
(i) is a party to any Multiemployer Plan or (ii) has incurred any liability in connection with any Multiemployer Plan. The Parent and its Subsidiaries and ERISA Affiliates have, as of the Effective Date, made all contributions or payments to or under each such Pension Plan required by law or the terms of such Pension Plan or any contract or agreement with respect thereto. No material liability to the PBGC has been, or is expected by the Borrower, any of its Subsidiaries or any ERISA Affiliate to be, incurred by the Borrower, any such Subsidiary or any ERISA Affiliate. Liability, as referred to in this Section includes any joint and several liability. Each Employee Benefit Plan which is a group health plan within the meaning of Section 5000(b)(1) of the Code is in material compliance with the continuation of health care coverage requirements of Section 4980B of the Code.

     4.9. Financial Statements
          --------------------

          The Parent has heretofore delivered to the Administrative Agent and the Lenders copies of the audited Consolidated Balance Sheets of the Parent as of February 1, 1997, and the related Consolidated Statements of Operations, Stockholder's Equity and Cash Flows for the fiscal year then ended (with the related notes and schedules, the "Financial Statements"). The Financial
                                  --------------------
Statements fairly present in all
material respects the Consolidated financial condition and results of the operations of the Parent and its Subsidiaries as of the dates and for the periods indicated therein and have been prepared in conformity with GAAP. Since February 1, 1997, there has been no Material Adverse Change.

     4.10.     Absence of Certain Restrictions
               -------------------------------

          No indenture, certificate of designation for preferred stock, agreement or instrument to which the Parent or any of its Subsidiaries is a party (other than this Agreement and the Note Agreements), prohibits or limits in any way, directly or indirectly the ability of any Subsidiary of the Parent to make Restricted Payments, or to make loans or advances or repay any such loans or advances to the Parent or to any other Subsidiary of the Parent.

     4.11.     No Misrepresentation
               --------------------

          No representation or warranty contained in any Loan Document and no certificate or report from time to time furnished by the Parent or any of its Subsidiaries in connection with the transactions contemplated thereby, contains or will contain a misstatement of material fact, or omits or will omit to state a material fact required to be stated in order to make the statements therein contained not misleading in the light of the circumstances under which made.


5.   CONDITIONS TO FIRST LOANS OR FIRST LETTER OF CREDIT
     ---------------------------------------------------

     In addition to the conditions precedent set forth in Section 6, the obligation of each Lender (including the Swing Line Lender) to make Loans and each Issuing Bank to issue Letters of Credit on the first Borrowing Date and the Lenders to participate therein shall be subject to the fulfillment of the following conditions precedent:

     5.1. Evidence of Action
          ------------------

          The Administrative Agent shall have received a certificate, dated the first Borrowing Date, of the Secretary or Assistant Secretary or other analogous counterpart of each of the Parent and the Borrower (i) attaching a true and complete copy of the resolutions of its Managing Person and of all documents evidencing all necessary corporate, partnership or similar action (in form and substance satisfactory to the Administrative Agent) taken by it to authorize the Loan Documents to which it is a party and the transactions contemplated thereby, (ii) attaching a true and complete copy of its Organizational Documents, (iii) setting forth the incumbency of its officer or officers or other analogous counterpart who may sign the Loan Documents, including therein a signature specimen of such officer or officers and (iv) attaching a certificate of good standing of the Secretary of State of the jurisdiction of its formation and of each other jurisdiction in which it is qualified to do business.

     5.2. Notes
          -----

          The Administrative Agent shall have received the Revolving Credit Notes, the Competitive Bid Notes and the Swing Line Note.

     5.3. Absence of Litigation
          ---------------------

          There shall be no injunction, writ, preliminary restraining order or other order of any nature issued by any Governmental Authority in any respect affecting the transactions provided for in the Loan Documents and no action or proceeding by or before any Governmental Authority shall have been commenced or threatened seeking to prevent or delay the transactions contemplated by the Loan Documents or challenging any term or provision thereof or seeking any damages in connection therewith, and the Administrative Agent shall have received a certificate, in all respects satisfactory to the Administrative Agent, of an executive officer of the Borrower to the foregoing effects.

     5.4. Existing Bank Debt
          ------------------

          Prior to or simultaneously with the making of the Loans or the issuance of Letters of Credit on the first Borrowing Date, the Borrower shall have fully repaid all Existing Bank Debt and all agreements with respect thereto shall have been cancelled or terminated, all Liens, if any, securing the same shall have been terminated, and the Administrative Agent shall have received satisfactory evidence thereof.

     5.5. Opinions
          --------

          The Administrative Agent shall have received (a) an opinion of Godfrey & Kahn, counsel to the Borrower, dated the first Borrowing Date and substantially in the form of Exhibit F, it being understood that such opinion is being delivered upon the direction of the Borrower, and that the addressees thereof may and will rely on such opinion, and (b) an opinion of Special Counsel, dated the first Borrowing Date and substantially in the form of Exhibit G.

     5.6. Fees and Expenses
          -----------------

          All fees payable to the Administrative Agent, the Issuing Banks and the Lenders on or prior to the first Borrowing Date shall have been paid, and the reasonable fees and expenses of Special Counsel in connection with the preparation, negotiation and closing of the Loan Documents shall have been paid.

     5.7. Other Documents
          ---------------

          The Administrative Agent shall have received such other documents, each in form and substance reasonably satisfactory to the Administrative Agent, as the Administrative Agent shall reasonably require in connection with the making of Loans or the issuance of Letters of Credit on the first Borrowing Date.

6.   CONDITIONS OF LENDING - ALL LOANS AND LETTERS OF CREDIT
     -------------------------------------------------------

     The obligation of each Lender (including the Swing Line Lender) to make any Loan or each Issuing Bank to issue any Letter of Credit on a Borrowing Date and each Lender to participate therein is subject to the satisfaction of the following conditions precedent as of the date of such Loan or the issuance of such Letter of Credit, as the case may be:

     6.1. Compliance
          ----------

          On each Borrowing Date and after giving effect to the Loans to be made and the Letters of Credit to be issued thereon (i) there shall exist no Default and (ii) the representations and warranties contained in the Loan Documents shall be true and correct with the same effect as though such representations and warranties had been made on such Borrowing Date. Each borrowing by the Borrower and each request by the

Borrower for the issuance of a Letter of Credit shall constitute a representation and warranty by the Borrower as of such Borrowing Date that each of the foregoing matters is true and correct in all respects.

     6.2. Borrowing Request; Letter of Credit Request; Competitive Bid Request
          --------------------------------------------------------------------

          With respect to the Loans to be made, and the Letters of Credit to be issued, on each Borrowing Date, the Administrative Agent shall have received,
(i) in the case of Revolving Credit Loans or Swing Line Loans, a Borrowing Request, (ii) in the case of Letters of Credit, a Letter of Credit Request, and
(iii) in the case Competitive Bid Loans, a Competitive Bid Request and such other documents required to be delivered pursuant to Section 2.6, in each case duly executed by the Borrower.


7.   AFFIRMATIVE COVENANTS
     ---------------------

     Each of the Parent and the Borrower agrees that, so long as this Agreement is in effect, any Loan or Reimbursement Obligation (contingent or otherwise) in respect of any Letter of Credit remains outstanding, or any other amount is owing under any Loan Document to any Lender, any Issuing Bank or the Administrative Agent, the Parent shall:

     7.1. Financial Statements and Information
          ------------------------------------

          Furnish or cause to be furnished to the Administrative Agent and each
Lender:

               (a) As soon as available, but in any event within 90 days after the end of each fiscal year, a copy of (i) its Consolidated balance sheet as at the end of such fiscal year, together with the related Consolidated statements of operations, stockholders' equity and cash flows as of and through the end of such fiscal year, setting forth in each case in comparative form the figures for the preceding fiscal year, such Consolidated financial statements to be audited and certified without Impermissible Qualification by the Accountants, or (ii) the Parent's annual report on Form 10-K in respect of such fiscal year, together with the financial statements required to be attached thereto, provided the

Parent is required to file such annual report on Form 10-K with the SEC and such filing is actually made.

               (b) As soon as available, but in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year, a copy of (i) the Consolidated balance sheet of the Parent as at the end of each such quarterly period, together with the related Consolidated statements of operations, stockholders' equity and cash flows for such period and for the elapsed portion of the fiscal year through such date, setting forth in each case in comparative form the figures for the corresponding periods of the preceding fiscal year, certified by a Financial Officer of the Parent as being complete and correct in all material respects and as presenting fairly the Consolidated financial condition and the Consolidated results of operations of the Parent (subject to normal year-end adjustments), or (ii) the Parent's quarterly report on Form 10-Q in respect of such fiscal quarter, together with the financial statements required to be attached thereto, provided the Parent is required to file such quarterly report on Form 10-Q with the SEC and such filing is actually made.

               (c) Within 45 days after the end of each of the first three fiscal quarters, and within 90 days after the end of the last fiscal quarter, of each fiscal year a Compliance Certificate, certified by a Financial Officer of the Borrower.

               (d) Prompt written notice if: (i) the Parent or any Subsidiary shall fail (1) to pay, or, if required to purchase or otherwise acquire, shall fail to purchase or otherwise acquire, any part of the principal of, the premium, if any, or the interest on, or any other payment of money due under or in respect of, any Indebtedness or operating lease obligations in a then outstanding aggregate amount of $3,000,000 or more, on or prior to the expiration of any period of grace with respect thereto, whether or not such default has been waived by the holders of such Indebtedness, or (2) to perform or observe any other agreement, term or condition contained in any document evidencing or securing such Indebtedness or operating lease obligations, or in any agreement under which any such Indebtedness or operating lease obligation was issued or created, if the effect of such failure is (x) to cause, or permit such holders (or a trustee on behalf of such holders) to cause, any payment in respect of such Indebtedness or operating lease obligations to become due prior to the stated date of maturity thereof, or (y) to cause the Parent or any Subsidiary to be required to purchase or otherwise acquire such Indebtedness or operating lease obligations, (ii) there shall occur and be continuing a Default or (iii) a Change of Control should occur.

               (e) Prompt written notice of any citation, summons, subpoena, order to show cause or other document naming the Parent or any of its Subsidiaries a party to any proceeding before any Governmental Authority which could reasonably be expected to have a Material Adverse Effect or which calls into question the validity or enforceability of any of the Loan Documents, and include with such notice a copy of such citation, summons, subpoena, order to show cause or other document.

               (f) Promptly upon becoming available, copies of all registration statements, Annual Reports to shareholders, 10-Ks, 10-Qs, 8- Ks, proxy materials and other material documents which the Parent or any of its Subsidiaries may now or hereafter be required to deliver to shareholders or file with or deliver to any securities exchange or the SEC.

               (g) Prompt written notice in the event that the Parent, any of its Subsidiaries or any ERISA Affiliate knows, or has reason to know, that any event shall have occurred or will occur, or any condition exists, with respect to a Pension Plan the result of which could reasonably be expected to have a Material Adverse Effect.

               (h) Prompt written notice upon the Parent or the Borrower becoming aware of any change in the Pricing Level.

               (i) Such other information as the Administrative Agent or any Lender shall reasonably request from time to time.

     7.2. Legal Existence
          ---------------

          Except as may otherwise be permitted by Section 8.3, maintain, and cause each Significant Subsidiary to maintain, its corporate, partnership or analogous existence, as the case may be, in good standing in the jurisdiction of its incorporation or formation and in each other jurisdiction in which the failure so to do would reasonably be expected to have a Material Adverse Effect; provided, however, that any Subsidiary of the Borrower may be dissolved if such dissolution would not reasonably be expected to have a Material Adverse Effect.

     7.3. Insurance
          ---------

          Maintain, and cause each of its Subsidiaries to maintain, with financially sound and reputable insurance companies insurance on all its Property in at least such amounts, having such deductibles and against at least such risks (but including in any event public liability, product liability and business interruption coverage) as are usually insured against in the same general area by companies engaged in the same or a similar business, and furnish to the Administrative Agent upon request full information as to all such insurance carried.

     7.4. Performance of Obligations
          --------------------------

          Pay and discharge when due, and cause each of its Subsidiaries so to do, all lawful Indebtedness, obligations and claims for labor, materials and supplies or otherwise which, if unpaid, (i) would reasonably be expected to have a Material Adverse Effect, or (ii) become a Lien upon Property of the Parent or any of its Subsidiaries other than a Lien permitted under Section 8.2, unless and to the extent only that the validity of such Indebtedness, obligation or claim shall be contested in good faith and by appropriate proceedings diligently conducted, and provided that the Borrower shall give the Administrative Agent prompt notice of any such contest and that such reserve or other appropriate provision as may be required by GAAP shall have been made therefor.

     7.5. Condition of Property
          ---------------------

          At all times, maintain, protect and keep in good repair, working order and condition (ordinary wear and tear excepted), and cause each of its Subsidiaries so to do, all Property necessary to the operation of the Parent's or such Subsidiary's business except to the extent that the failure so to do would not reasonably be expected to have a Material Adverse Effect.

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

     7.6. Observance of Legal Requirements
          --------------------------------

          Observe and comply in all respects, and cause each of its Subsidiaries so to do, with all laws, ordinances, orders, judgments, rules, regulations, certifications, franchises, permits, licenses, directions and requirements of all Governmental Authorities, which now or at any time hereafter may be applicable to it, except to the extent a violation thereof would not reasonably be expected to have a Material Adverse Effect, and except such violations thereof as shall be contested in good faith and by appropriate proceedings diligently conducted by it, provided that the Borrower shall give the Administrative Agent prompt notice of such contest and that such reserve or other appropriate provision as shall be required in accordance with GAAP shall have been made therefor.

     7.7. Inspection of Property; Books and Records; Discussions
          ------------------------------------------------------

          Keep proper books of record and account, and cause each of its Subsidiaries so to do, in which full, true and correct entries in conformity with GAAP and all requirements of law shall be made in all dealings and transactions in relation to its business and activities; and at all reasonable times, upon reasonable prior notice, permit representatives of the Administrative Agent and each Lender to visit the offices of the Parent and each of its Subsidiaries, to examine the books and records thereof and Accountants' reports relating thereto, and to make copies or extracts therefrom, to discuss the affairs of the Parent and each such Subsidiary with the respective officers thereof, and to examine and inspect the Property of the Parent and each such Subsidiary and to meet and discuss the affairs of the Parent and each such Subsidiary with the Accountants.

     7.8. Financial Covenants
          -------------------

          (a) Leverage Ratio. Maintain at all times a Leverage Ratio of not more
              --------------
than 0.67:1.00.

          (b) Minimum Tangible Net Worth. Maintain at all times Tangible Net
              --------------------------
Worth in an amount not less than $325,000,000.

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

          (c) Minimum Coverage Ratio. Maintain as of the last day of each fiscal
              ----------------------
quarter, a Minimum Coverage Ratio of not less than 2.50:1.00.


8.   NEGATIVE COVENANTS
     ------------------

     Each of the Parent and the Borrower agrees that, so long as this Agreement is in effect, any Loan or Reimbursement Obligation (contingent or otherwise) in respect of any Letter of Credit remains outstanding and unpaid, or any other amount is owing under any Loan Document to any Lender, any Issuing Bank or the Administrative Agent, the Parent shall not:

     8.1. Subsidiary Indebtedness
          -----------------------

          Permit any Subsidiary of the Parent (other than the Borrower) to create, incur, assume or suffer to exist any liability for Indebtedness, except
(i) the Indebtedness set forth on Schedule 8.1, and any refinancing (but not increase) thereof, (ii) Intercompany Indebtedness, (iii) Indebtedness incurred for the sole purpose of financing Receivables of retail Subsidiaries (hereinafter "Receivable Debt") in an amount not to exceed (A) if all such
              ---------------
Receivable Debt is secured by such Receivables, the sum of 100% of such Receivables and any Collections thereof securing such Receivable Debt, or (B) if all or any part of such Receivable Debt is not secured by such Receivables, the sum of 85% of such Receivables and Collections thereof which have not yet been applied to the reduction of such Receivable Debt in accordance with the terms governing such Receivable Debt, and (iv) other Indebtedness in an aggregate principal amount at any one time outstanding not in excess of 10% of Tangible Net Worth.

     8.2. Liens
          -----

          Create, incur, assume or suffer to exist any Lien upon any of its Property, whether now owned or hereafter acquired, or permit any of its Subsidiaries so to do, except (i) Liens for Taxes in the ordinary course of business which are not delinquent or which are being contested in accordance with Section 7.4, provided that enforcement of such Liens is stayed pending such contest, (ii) Liens in connection with workers' compensation, unemployment insurance or other social security obligations (but not ERISA), (iii) deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of business, (iv) zoning ordinances, easements, rights of way, minor defects, irregularities, and other similar restrictions affecting real Property which do not adversely affect the value of such real Property or impair its use for the operation of the business of the Parent or such Subsidiary, (v) mechanics', materialmen's, carriers', warehousemen's and other similar Liens arising by operation of law and incurred in the ordinary course of business which are not delinquent or which are being contested in accordance with Section 7.4, provided that enforcement of such Liens is stayed pending such contest, (vi) Liens arising out of judgments or decrees which are being contested in accordance with Section 7.4, provided that enforcement of such Liens is stayed pending such contest,
(vii) Liens in favor of the Administrative Agent, the Issuing Bank and the Lenders under the Loan Documents, (viii) Liens on Margin Stock to the extent that a prohibition on such Liens would result in the Administrative Agent and the Lenders being deemed to be "indirectly secured" by Margin Stock under Regulation U of the Board of Governors of the Federal Reserve System, as amended, taking into account the value of Margin Stock owned by the Parent and its Subsidiaries and any other relevant facts and circumstances, (ix) Liens on Property of the Parent and its Subsidiaries existing on the Effective Date as set forth on Schedule 8.2 as renewed from time to time, but not any increases in the amounts secured thereby or extensions thereof to additional Property, (x) Liens under Capital Leases permitted by Section 8.1, (xi) Liens under leases of real Property provided that such Liens attach only to the Property so leased or any fixtures or other equipment located on such real Property, (xii) Liens on Property (including, in the event such Property constitutes capital stock of a newly acquired Subsidiary, Liens on the Property of such Subsidiary) acquired after the Effective Date and either existing on such Property when acquired, or created contemporaneously with, or within 180 days of, such acquisition, to secure the payment or financing of the purchase price thereof, provided that such Liens attach only to the Property so purchased or acquired (or the Property of such acquired Subsidiary, as the case may be) and provided further that any Indebtedness secured by such Liens is permitted by Section 8.1, and (xiii) (A) Liens encumbering the retail Receivable Assets of the Borrower incurred pursuant to a Securitized Receivables Transaction, and (B) Liens encumbering the Receivable Assets of the Parent and the Parent's other retail Subsidiaries incurred pursuant to Securitized Receivables Transactions so long as the obligations secured by such Receivable Assets do not exceed 100% of the net book value of the Receivables of the Parent and the Parent's other retail Subsidiaries and Collections of such Receivables securing such obligations, plus costs of collection (including without limitation, attorneys fees).

     8.3. Merger, Consolidations and Acquisitions
          ---------------------------------------

          Consolidate with, be acquired by, merge into or with any Person, make any Acquisition or enter into any binding agreement to do any of the foregoing which is not contingent on obtaining the consent of the Required Lenders, or permit any of its Subsidiaries so to do, except:

               (a) provided that immediately before and after giving effect thereto no Default shall exist, any direct or indirect wholly-owned Subsidiary of the Parent (other than the Borrower) may merge or consolidate with the Parent or any other direct or indirect wholly-owned Subsidiary of the Parent, provided that in the event of a merger involving the Parent or the Borrower, the Parent or the Borrower, as the case may be, shall be the survivor;

               (b) mergers involving Subsidiaries as part of an Acquisition permitted by subsection (e) below;

               (c) Investments permitted by Section 8.5;

               (d) other mergers involving the Borrower, provided that (i) the Borrower is the survivor thereof, (ii) immediately before and after giving effect to any such merger, no Default shall or would exist and all of the representations and warranties contained in Section 4 shall be true and correct as if then made, (iii) the Parent and the Borrower will be in compliance with each of the financial covenants contained in Section 7.8 on a pro-forma basis after giving effect to any such merger and any Indebtedness or other obligation incurred or assumed in connection therewith, and (iv) each consummation of a merger contemplated by this subsection shall be deemed to be a representation and warranty by the Borrower on the date of such merger as to the facts specified in clauses (i), (ii) and (iii) of this subsection

(d), and (v) the Administrative Agent shall have received such other information or documents as the Administrative Agent or Required Lenders shall have reasonably requested; and

               (e) Acquisitions, provided that (i) immediately before and after giving effect to any such Acquisition, no Default shall or would exist and all of the representations and warranties contained in Section 4 shall be true and correct as if then made, (ii) the Parent and the Borrower will be in compliance with each of the financial covenants contained in Section 7.8 on a pro-forma basis after giving effect to any such Acquisition and any Indebtedness or other obligation incurred or assumed in connection therewith, (iii) each consummation of an Acquisition contemplated by this subsection shall be deemed to be a representation and warranty by the Borrower on the date of such Acquisition as to the facts specified in clauses (i) and (ii) of this subsection (e), and (iv) the Administrative Agent shall have received such other information or documents as the Administrative Agent or Required Lenders shall have reasonably requested.

     8.4. Dispositions
          ------------

          Make any Disposition, or permit any of its Subsidiaries so to do, except:

               (a) Dispositions of any Investments permitted under Sections 8.5(a), 8.5(b), 8.5(d), 8.5(e), 8.5(g), 8.5(h), 8.5(i) or 8.5(k); and

               (b) Dispositions (other than a Disposition of all or substantially all assets of the Parent, the Borrower or any Significant Subsidiary), provided that (i) immediately before and after giving effect to any such Disposition, no Default shall or would exist, (ii) the Parent and the Borrower will be in compliance with each of the financial covenants contained in
Section 7.8 on a pro-forma basis after giving effect to any such Disposition and any simultaneous repayment of Indebtedness in connection therewith, (iii) each consummation of a Disposition contemplated by this subsection shall be deemed to be a representation and warranty by the Borrower on the date of such Disposition as to the facts specified in clauses (i) and (ii) of this subsection (b), and
(iv) the Administrative Agent shall have received such other information or documents as the Administrative Agent or Required Lenders shall have reasonably requested.

     8.5. Investments, Loans, Etc.
          ------------------------

          At any time, directly or indirectly purchase, hold, own or otherwise acquire or invest in any Capital Stock, evidence of indebtedness or other obligation or security or any interest whatsoever in any other Person, or make or permit to exist any loans, advances or other extensions of credit to, or any investment (whether in cash or other Property) in, any other Person, or enter into any arrangement for the purpose of providing funds or credit to any other Person, or become a partner or joint venturer in any partnership or joint venture, or make any other investment, whether by way of capital contribution, time deposit or otherwise, in or with any Person, or make any commitment or otherwise agree to do any of the foregoing (all of which are sometimes referred to herein as "Investments"), or permit any of its Subsidiaries so to do, except:
              -----------

               (a) Investments in cash and Cash Equivalents;

               (b) Investments by the Parent or any of its Subsidiaries consisting of loans or advances to any officer, director or employee of the Parent or any of its Subsidiaries made in the ordinary course of business;

               (c) Investments existing on the Effective Date as set forth on
Schedule 8.4;

               (d) normal business banking accounts in federally insured institutions in amounts not exceeding the limits of such insurance;

               (e) Investments by the Parent or any Subsidiary of the Parent in Intercompany Indebtedness;

               (f) Investments by the Parent or any of its Subsidiaries in the Capital Stock of any Subsidiary of the Parent;

               (g) Receivables arising from the sale of goods and services in the ordinary course of business of the Parent and its Subsidiaries;

               (h) at any time when a Person becomes a Subsidiary, all Investments of such Person at such time, pro-vided that the Borrower shall have thirty (30) days after such Person becomes a Subsidiary to replace all such Investments of such Subsidiary with Investments permitted under this Section 8.5 (other than under this subsection (h));

               (i) Investments in (A) any Security having (1) a short- term rating of A-2 or higher by S&P or P-2 or higher by Moody's, or a long- term rating of A or higher by S&P or A-2 or higher by Moody's, and (2) a maturity, or exercisable put-option, within 190 days from the date of acquisition thereof, and (B) any bond fund or money-market fund substantially all of whose assets are comprised of such Securities of the type as described in the preceding clause
(A) of this sentence;

               (j) Acquisitions permitted by Section 8.3(e);

               (k) Investments by the trustee of any trust (established by the Parent or any of its Subsidiaries, the assets of which are generally unavailable to the Parent or such Subsidiary but which would be available to creditors of the Parent or such Subsidiary) in which deferred compensation for the benefit of certain officers or directors of the Parent or such Subsidiary has been contributed; provided that the contribution of assets to any such trust shall not be deemed to be an Investment; and

               (l) other Investments by the Parent or any of its Subsidiaries, provided such Investments in the aggregate at any time outstanding shall not exceed 15% of Net Worth.

     8.6. Restricted Payments
          -------------------

          Declare or pay any Restricted Payment, or permit any of its Subsidiaries so to do, except: (i) the Borrower or any of its Subsidiaries may declare and pay Restricted Payments to the Parent or any of its Subsidiaries, and (ii) the Parent may make Restricted Payments at any time and from time to time, provided that immediately before and after making each such Restricted Payment, no Default or Event of Default shall or would exist.

     8.7. Business Changes
          ----------------

          Materially change the nature of the business of the Parent and its Subsidiaries as conducted on the Effective Date.

     8.8. Transactions with Affiliates
          ----------------------------

          Become, or permit any Subsidiary of the Parent to become, a party to any transaction with any Affiliate thereof unless the terms and conditions relating thereto are as favorable to the Parent or such Subsidiary as those which would be obtainable at the time in a comparable arms-length transaction with a Person other than an Affiliate thereof.

     8.9. Limitation on Upstream Payments by Subsidiaries
          -----------------------------------------------

          Permit or cause any of its Subsidiaries to enter into or agree, or otherwise be or become subject, to any agreement, contract or other arrangement (other than this Agreement and the Note Agreements) with any Person pursuant to the terms of which such Subsidiary is or would be prohibited from making, or restricted in its ability to make, any Restricted Payment or any loan or advance to the Parent or any Subsidiary thereof or prohibited from repaying, or restricted in its ability to repay, any loan or advance from the Parent or any Subsidiary thereof.


9.   DEFAULT
     -------

     9.1. Events of Default
          -----------------

          The following shall each constitute an "Event of Default" hereunder:
                                                  ----------------

               (a) The failure of the Borrower to make any payment (i) of principal on any Note when due and payable, or (ii) with respect to any Reimbursement Obligation when due and payable; or

               (b) The failure of the Borrower to make any payment of interest, Fees, expenses or other amounts payable under any Loan Document or otherwise to the Administrative Agent with respect to the loan facilities established hereunder within three Business Days of the date when due and payable; or

               (c) The failure of the Parent or the Borrower to observe or perform any covenant or agreement contained in Sections 2.9, 2.14(b), 7.2, 7.8,
Section 8 or Section 12; or

               (d) The failure of the Parent or the Borrower to observe or perform any other term, covenant, or agreement contained in any Loan Document and such failure shall have continued unremedied for a period of 30 days after the Parent or the Borrower shall have become aware thereof; or

               (e) Any representation or warranty made by the Parent or the Borrower (or by an officer thereof on its behalf) in any Loan Document or in any certificate, report, opinion (other than an opinion of counsel) or other document delivered or to be delivered pursuant thereto, shall prove to have been incorrect or misleading (whether because of misstatement or omission) in any material respect when made; or

               (f) The Parent or any Subsidiary shall fail (i) to pay, or, if required to purchase or otherwise acquire, shall fail to purchase or otherwise acquire, any part of the principal of, the premium, if any, or the interest on, or any other payment of money due under, any Indebtedness or operating lease obligations in a then outstanding aggregate principal amount of $5,000,000 or more, on or prior to the expiration of any period of grace with respect thereto, whether or not such default has been waived by the holders of such Indebtedness, or (ii) to perform or observe any other agreement, term or condition contained in any document evidencing or securing such Indebtedness or operating lease obligations, or in any agreement under which any such Indebtedness or operating lease obligation was issued or created, if the effect of such failure is (x) to cause, or permit such holders (or a trustee on behalf of such holders) to cause, any payment in respect of such Indebtedness or operating lease obligations to become due prior to the stated date of maturity thereof, or (y) to cause the Parent or any Subsidiary to be required to purchase or otherwise acquire such Indebtedness or operating lease obligations; or

               (g) The Parent or any Significant Subsidiary shall (i) suspend or discontinue its business, (ii) make an assignment for the benefit of creditors,
(iii) generally not be paying its debts as such debts become due, (iv) admit in writing its inability to pay its debts as they become due, (v) file a voluntary petition in bankruptcy, (vi) become insolvent (however such insolvency shall be evidenced), (vii) file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment of debt, liquidation or dissolution or similar relief under any present or future statute, law or regulation of any jurisdiction, (viii) petition or apply to any tribunal for any receiver, custodian or any trustee for any substantial part of its Property, (ix) be the subject of any such proceeding filed against it which remains undismissed for a period of 45 days, (x) file any answer admitting or not contesting the material allegations of any such petition filed against it or any order, judgment or decree approving such petition in any such proceeding,
(xi) seek, approve, consent to, or acquiesce in any such proceeding, or in the appointment of any trustee, receiver, sequestrator, custodian, liquidator, or fiscal agent for it, or any substantial part of its Property, or an order is entered appointing any such trustee, receiver, custodian, liquidator or fiscal agent and such order remains in effect for 45 days, or (xii) take any formal action for the purpose of effecting any of the foregoing or looking to the liquidation or dissolution of the Parent or any Significant Subsidiary; or

               (h) An order for relief is entered under the United States bankruptcy laws or any other decree or order is entered by a court having jurisdiction (i) adjudging the Parent or any Significant Subsidiary bankrupt or insolvent, (ii) approving as properly filed a petition seeking reorganization, liquidation, arrangement, adjustment or composition of or in respect of the Parent or any Significant Subsidiary under the United States bankruptcy laws or any other applicable Federal or state law, (iii) appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Parent or any Significant Subsidiary or of any substantial part of the Property of any thereof, or (iv) ordering the winding up or liquidation of the affairs of the Parent or any Significant Subsidiary, and any such decree or order continues unstayed and in effect for a period of 45 days; or

               (i) Judgments or decrees against the Parent or any Significant Subsidiary aggregating in excess of $3,000,000 shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days; or

               (j) The occurrence of a Change of Control; or

               (k) Any Loan Document shall cease, for any reason, to be in full force and effect, or the Parent or the Borrower shall so assert in writing or shall disavow any of its obligations thereunder; or

               (l) (i) any Termination Event shall occur; (ii) any Accumulated Funding Deficiency, whether waived, shall exist with respect to any Pension Plan; (iii) any Person shall engage in any Prohibited Transaction involving any Employee Benefit Plan; (iv) the Parent, any of its Subsidiaries or any ERISA Affiliate shall fail to pay when due an amount which is payable by it to the PBGC or to a Pension Plan under Title IV of ERISA; (v) the imposition of any tax under Section 4980B(a) of the Code; (vi) the assessment of a civil penalty with respect to any Employee Benefit Plan under Section 502(c) of ERISA; or (vii) any other event or condition shall occur or exist with respect to an Employee Benefit Plan which in the case of clauses (i) through (vii) would, individually or in the aggregate, have a Material Adverse Effect.

     9.2. Contract Remedies
          -----------------

          (a) Upon the occurrence of an Event of Default or at any time thereafter during the continuance thereof, (i) if it is an Event of Default specified in Sections 9.1(g) or 9.1(h), all Revolving Credit Commitments, the Swing Line Commitment and the Letter of Credit Commitment shall immediately and automatically terminate and the Loans, all accrued and unpaid interest thereon, any Reimbursement Obligations owing or contingently owing in respect of all outstanding Letters of Credit and all other amounts owing under the Loan Documents shall immediately become due and payable, and the Borrower shall forthwith deposit an amount equal to the Letter of Credit Exposure in a cash collateral account with and under the exclusive control of the Administrative Agent, and (ii) if it is any other Event of Default, upon the direction of the Required Lenders the Administrative Agent shall (A) by notice to the Borrower, declare all Revolving Credit Commitments, the Swing Line Commitment, and the Letter of Credit Commitment to be terminated forthwith, whereupon such Revolving Credit Commitments, the Swing Line Commitment and the Letter of Credit Commitment shall immediately terminate, and/or (B) by notice of default to the Borrower, declare the Loans, all accrued and unpaid interest thereon, any Reimbursement Obligations owing or contingently owing in respect of all outstanding Letters of Credit and all other amounts owing under the Loan Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable, and the Borrower shall forthwith deposit an amount equal to the Letter of Credit Exposure in a cash collateral account with and under the exclusive control of the Administrative Agent. Except as otherwise provided in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived. The Borrower hereby further expressly waives and covenants not to assert any appraisement, valuation, stay, extension, redemption or similar laws, now or at any time hereafter in force which might delay, prevent or otherwise impede the performance or enforcement of any Loan Document.

          (b) In the event that the Revolving Credit Commitments of all the Lenders, the Swing Line Commitment of the Swing Line Lender and the Letter of Credit Commitment shall have been terminated or the Loans, all accrued and unpaid interest thereon, any Reimbursement Obligations owing or contingently owing in respect of all outstanding Letters of Credit and all other amounts owing under the Loan Documents shall have been declared due and payable pursuant to the provisions of this Section, any funds received by the Administrative Agent, Swing Line Lender, the Issuing Banks and the Lenders from or on behalf of the Borrower or the Parent shall be remitted to and applied by the Administrative Agent in the following manner and order: (i) first, to the payment of interest on, and then the principal portion of, any Loans which the Administrative Agent may have advanced on behalf of any Lender for which the Administrative Agent has not then been reimbursed, (ii) second, to the payment of any fees or expenses due the Administrative Agent from the Borrower, (iii) third, to reimburse the Administrative Agent, the Swing Line Lender, the Issuing Banks and the Lenders for any expenses (to the extent not paid pursuant to clause (ii) above) due from the Borrower pursuant to the provisions of Section
11.20 and the Reimbursement Agreements, (iv) fourth, to the payment of the Reimbursement Obligations and the outstanding principal amount of the Swing Line Loans (together with all interest thereon), (v) fifth, to the payment of the Fees, (vi) sixth, to the payment of any other fees, expenses or amounts (other than the principal of and interest on the Loans) payable by the Parent or the Borrower to the Administrative Agent, any Issuing Bank, the Swing Line Lender or any of the Lenders under the Loan Documents, (vii) seventh, to the payment, pro rata according to the Outstanding Percentage of each Lender, of interest due on the Loans (other than the Swing Line Loans), (viii) eighth, to the payment, pro rata according to Outstanding Percentage of each Lender, of principal on the Loans (other than the Swing Line Loans), and (ix) ninth, any remaining funds shall be paid to whomsoever shall be entitled thereto or as a court of competent jurisdiction shall direct.


10.  THE ADMINISTRATIVE AGENT
     ------------------------

     10.1.     Appointment
               -----------

          Each of the Issuing Banks and each Lender hereby irrevocably designates and appoints BNY as the Administrative Agent of such Issuing Bank and such Lender under the Loan Documents and each of the Issuing Bank and each Lender hereby irrevocably authorizes the Administrative Agent to take such action on its behalf under the provisions of the Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of the Loan Documents, together with such other powers as are reasonably incidental thereto. The duties of the Administrative Agent shall be mechanical and administrative in nature, and, notwithstanding any provision to the contrary elsewhere in any Loan Document, the Administrative Agent shall not have any duties or responsibilities other than those expressly set forth therein, or any fiduciary relationship with, or fiduciary duty to, any Issuing Bank or any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Loan Documents or otherwise exist against the Administrative Agent.

     10.2.     Delegation of Duties
               --------------------

          The Administrative Agent may execute any of its duties under the Loan Documents by or through agents or attorneys-in-fact and shall be entitled to rely upon, and shall be fully protected in, and shall not be under any liability for, relying upon, the advice of counsel concerning all matters pertaining to such duties.

     10.3.     Exculpatory Provisions
               ----------------------

          Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with the Loan Documents (except the Administrative Agent for its own gross negligence or willful misconduct), or (ii) responsible in any manner to any Issuing Bank or any of the Lenders for any recitals, statements, representations or warranties made by the Parent or the Borrower, or any officer thereof, contained in the Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, the Loan Documents or for the value, validity, effectiveness, genuineness, perfection, enforceability or sufficiency of any of the Loan Documents or for any failure of the Borrower or any other Person to perform its obligations thereunder. The Administrative Agent shall not be under any obligation to any Issuing Bank or any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, the Loan Documents, or to inspect the Property, books or records of the Parent or the Borrower. The Issuing Banks and the Lenders acknowledge that the Administrative Agent shall not be under any duty to take any discretionary action permitted under the Loan Documents unless the Administrative Agent shall be instructed in writing to do so by the Issuing Banks and Required Lenders and such instructions shall be binding on the Issuing Banks and all Lenders and all holders of the Notes; provided, however, that the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to personal liability or is contrary to law or any provision of the Loan Documents. The Administrative Agent shall not be under any liability or responsibility whatsoever, as Administrative Agent, to the Borrower or any other Person as a consequence of any failure or delay in performance, or any breach, by any Issuing Bank or any Lender of any of its obligations under any of the Loan Documents.

     10.4.     Reliance by Administrative Agent
               --------------------------------

          The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, opinion, letter, cablegram, telegram, facsimile, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by a proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Parent or the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may treat each Issuing Bank or each Lender, as the case may be, or the Person designated in the last notice filed with it under this Section, as the holder of all of the interests of such Issuing Bank or such Lender, as the case may be, in its Loans, Notes, the Letters of Credit and the Reimbursement Obligations, as applicable, until written notice of transfer, signed by such Issuing Bank or such Lender (or the Person designated in the last notice filed with the Administrative Agent) and by the Person designated in such written notice of transfer, in form and substance satisfactory to the Administrative Agent, shall have been filed with the Administrative Agent. The Administrative Agent shall not be under any duty to examine or pass upon the validity, effectiveness, enforceability or genuineness of the Loan Documents or any instrument, document or communication furnished pursuant thereto or in connection therewith, and the Administrative Agent shall be entitled to assume that the same are valid, effective and genuine, have been signed or sent by the proper parties and are what they purport to be. The Administrative Agent shall be fully justified in failing or refusing to take any action under the Loan Documents unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Loan Documents in accordance with a request or direction of the Required Lenders, and such request or direction and any action taken or failure to act pursuant thereto shall be binding upon the Issuing Banks, all the Lenders and all future holders of the Notes and the Reimbursement Obligations.

     10.5.     Notice of Default
               -----------------

          The Administrative Agent shall be deemed not to have knowledge or notice of the occurrence of any Default unless the Administrative Agent has received written notice thereof from an Issuing Bank, a Lender, the Parent or the Borrower. In the event that the Administrative Agent receives such a notice, the Administrative Agent shall promptly give notice thereof to the Issuing Banks, the Lenders and the Borrower.

     10.6.     Non-Reliance on Administrative Agent and Other Lenders
               ------------------------------------------------------

          Each of the Issuing Banks and each Lender expressly acknowledges that neither the Administrative Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereinafter, including any review of the affairs of the Parent or the Borrower, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each of the Issuing Banks and each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent, any Issuing Bank or any Lender, and based on such documents and information as it has deemed appropriate made its own evaluation of and investigation into the business, operations, Property, financial and other condition and creditworthiness of the Parent and the Borrower and the value and Lien status of any collateral security and made its own decision to enter into this Agreement. Each of the Issuing Banks and each Lender also represents that it will, independently and without reliance upon the Administrative Agent, any Issuing Bank or any Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, evaluations and decisions in taking or not taking action under any Loan Document, and to make such investigation as it deems necessary to inform itself as to the business, operations, Property, financial and other condition and creditworthiness of the Parent and the Borrower and the value and Lien status of any collateral security. Except for notices, reports and other documents expressly required to be furnished to the Issuing Banks and/or the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Issuing Bank or any Lender with any credit or other information concerning the business, operations, Property, financial and other condition or creditworthiness of the Parent or the Borrower which at any time may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

     10.7.     Indemnification
               ---------------

          Each Lender agrees to indemnify and hold harmless the Administrative Agent in its capacity as such (to the extent not promptly reimbursed by the Parent or the Borrower and without limiting the obligation of the Parent or the Borrower to do so), pro rata according to the aggregate of the outstanding principal balance of the Loans and any unpaid Reimbursement Obligations (or at any time when no Loans are outstanding and there are no unpaid Reimbursement Obligations, according to its Commitment Percentage), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever including, without limitation, any amounts paid to the Lenders (through the Administrative Agent) by the Parent or the Borrower pursuant to the terms of the Loan Documents, that are subsequently rescinded or avoided, or must otherwise be restored or returned) which may at any time (including, without limitation, at any time following the payment of the Loans, the Notes and the Reimbursement Obligations) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of the Loan Documents or any other documents contemplated by or referred to therein or the transactions contemplated thereby or any action taken or omitted to be taken by the Administrative Agent under or in connection with any of the foregoing; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting solely from the finally adjudicated gross negligence or willful misconduct of the Administrative Agent. Without limitation of the foregoing, each Lender agrees to reimburse the Administrative Agent promptly upon demand for its pro rata share of any unpaid fees owing to the Administrative Agent, and any costs and expenses (including, without limitation, reasonable fees and expenses of counsel) payable by the Borrower under Section 11.20, to the extent that the Administrative Agent has not been paid such fees or has not been reimbursed for such costs and expenses by the Borrower. The failure of any Lender to reimburse the Administrative Agent promptly upon demand for its pro rata share of any amount required to be paid by the Lenders to the Administrative Agent as provided in this Section shall not relieve any other Lender of its obligation hereunder to reimburse the Administrative Agent for its pro rata share of such amount, but no Lender shall be responsible for the failure of other Lender to reimburse the Administrative Agent for such other Lender's pro rata share of such amount. The agreements in this Section shall survive the termination of the Revolving Credit Commitments of all of the Lenders, the Swing Line Commitment of the Swing Line Lender, the Letter of Credit Commitment, and the payment of all amounts payable under the Loan Documents.

     10.8.     Administrative Agent in Its Individual Capacity
               -----------------------------------------------

          BNY and its affiliates may make secured or unsecured loans to, accept deposits from, issue letters of credit for the account of, act as trustee under indentures of, and generally engage in any kind of business with, the Parent and the Borrower as though BNY were not Administrative Agent hereunder and BNY Capital Markets did not arrange the transactions contemplated hereby. With respect to the Revolving Credit Commitment, Swing Line Commitment and Letter of Credit Commitment made or renewed by BNY and the Notes issued to, and the Reimbursement Obligations owing to, BNY, BNY shall have the same rights and powers under the Loan Documents as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall in each case include BNY.

     10.9.     Successor Administrative Agent
               ------------------------------

          If at any time the Administrative Agent deems it advisable, in its sole discretion, it may submit to each Issuing Bank and each of the Lenders a written notice of its resignation as Administrative Agent under the Loan Documents, such resignation to be effective upon the earlier of (i) the written acceptance of the duties of the Administrative Agent under the Loan Documents by a successor Administrative Agent and (ii) on the 30th day after the date of such notice. Upon any such resignation, the Required Lenders shall have the right to appoint from among the Lenders a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders and accepted such appointment in writing within 30 days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Issuing Banks and the Lenders, appoint a successor Administrative Agent, which successor Administrative Agent shall be a commercial bank organized under the laws of the United States or any State thereof and having a combined capital, surplus, and undivided profits of at least $100,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative

Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent's rights, powers, privileges and duties as Administrative Agent under the Loan Documents shall be terminated. The Parent, the Borrower, the Issuing Banks and the Lenders shall execute such documents as shall be necessary to effect such appointment. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of the Loan Documents shall inure to its benefit as to any actions taken or omitted to be taken by it, and any amounts owing to it, while it was Administrative Agent under the Loan Documents. If at any time there shall not be a duly appointed and acting Administrative Agent, the Parent and the Borrower agree to make each payment due under the Loan Documents directly to the Issuing Banks and the Lenders entitled thereto during such time. Notwithstanding anything to the contrary contained in this Section 10.9, the appointment of any successor Administrative Agent shall be consented to by the Borrower (such consent not to be unreasonably withheld and such consent not to be required during the occurrence and continuance of any Default).


11.  OTHER PROVISIONS
     ----------------

     11.1.     Amendments and Waivers
               ----------------------

          With the written consent of the Required Lenders, the Administrative Agent, the Issuing Banks, the Swing Line Lender, the Parent and the Borrower may, from time to time, enter into written amendments, supplements or modifications of the Loan Documents and, with the consent of the Required Lenders, the Administrative Agent on behalf of the Issuing Banks and the Lenders may execute and deliver to any such parties a written instrument waiving or a consent to a departure from, on such terms and conditions as the Administrative Agent may specify in such instrument, any of the requirements of the Loan Documents or any Default and its consequences; provided, however, that:

          (a) no such amendment, supplement, modification, waiver or consent shall, without the consent of all of the Lenders, (i) increase (other than as expressly provided in Section 2.7) the Revolving Credit Commitment Amount of any Lender or the Aggregate Revolving Credit Commitment Amount,

(ii) extend (other than as provided in Section 2.14) the Scheduled Revolving Credit Commitment Termination Date, (iii) decrease the rate, or extend the time of payment, of interest of, or change or forgive the principal amount or extend the time of payment of, or change the pro rata allocation of payments under, any Note, or decrease the rate, or extend the time of payment, or change the pro rata allocation of payments in respect of the Facility Fee or the Letter of Credit Commissions, (iv) change the provisions of Sections 2.7(c)(A), 3.5, 3.6, 3.7, 3.8, 3.9, 3.10, 11.1, 11.6(a) or 11.8, (v) change the definition of
"Required Lenders", or (vi) release the Parent from all or substantially all its obligations under the Guaranty;

          (b) without the written consent of each Issuing Bank, no such amendment, supplement, modification or waiver shall change the Letter of Credit Commitment, change the amount or the time of payment of the Letter of Credit Commissions or the Fronting Fees or change any other term or provision which relates to the Letter of Credit Commitment or the Letters of Credit or any other rights of any Issuing Bank under any Loan Document;

          (c) without the written consent of the Administrative Agent, no such amendment, supplement, modification or waiver shall amend, modify or waive any provision of Section 10 or otherwise change any of the rights or obligations of the Administrative Agent hereunder or under the Loan Documents; and

          (d) without the written consent of the Swing Line Lender, no such amendment, supplement, modification or waiver shall change the Swing Line Commitment or change any other term or provision that relates to the Swing Line Commitment or the Swing Line Loans.

          Any such amendment, supplement, modification or waiver shall apply equally to the Administrative Agent, the Swing Line Lender, each Issuing Bank and each of the Lenders and shall be binding upon the parties to the applicable Loan Document, the Lenders, the Swing Line Lender, the Issuing Banks, the Administrative Agent and all future holders of the Notes and the Reimbursement Obligations. In the case of any waiver, the parties to the applicable Loan Document, the Issuing Banks, the Lenders, the Swing Line Lender and the Administrative Agent shall be restored to their former position and rights hereunder and under the outstanding Notes and other Loan Documents to the extent provided for in such waiver, and any Default waived shall not extend to any subsequent or other Default, or impair any right consequent thereon. The Loan Documents may not be amended orally or by any course of conduct.

     11.2.     Notices
               -------

          Except as otherwise provided in each Loan Document, all notices, requests and demands to or upon the respective parties to such Loan Document to be effective shall be in writing and shall be deemed to have been duly given or made when delivered by hand, one Business Day after having been sent by overnight courier service or deposited in the mail, first-class postage prepaid, or, in the case of notice by facsimile, when sent, addressed as follows in the case of the Parent, the Borrower and the Administrative Agent, addressed as set forth on Schedule 11.2, in the case of each Lender and each Issuing Bank, or addressed to such other addresses as to which the Administrative Agent may be hereafter notified by the respective parties thereto or any future holders of the Notes:

          The Parent:

          Kohl's Corporation
          c/o Kohl's Department Stores, Inc.
          N56W17000 Ridgewood Drive
          Menomonee Falls, Wisconsin 53051
          Attention: Chief Financial Officer
and
                      Chief        Executive
Officer
          Telephone: (414) 703-1646
          Facsimile:  (414) 703-6143

          The Borrower:

          Kohl's Department Stores, Inc.
          N56W17000 Ridgewood Drive
          Menomonee Falls, Wisconsin 53051
          Attention: Chief Financial Officer
and
                      Chief        Executive
Officer

          Telephone: (414) 703-1646
          Facsimile:  (414) 703-6143

          The Administrative Agent:

          The Bank of New York
          One Wall Street
          Agency Function Administration
          18th Floor
          New York, New York 10286
          Attention: Carolyn Surles
          Telephone: (212) 635-4695
          Facsimile:  (212) 635-6365 or 6366 or 6367

          with a copy to:

          The Bank of New York
          One Wall Street
          New York, New York 10286
          Attention: Michael V. Flannery,
                     Vice President
          Telephone: (212) 635-7885
          Facsimile:  (212) 635-1483,

except that any notice, request or demand by the Borrower to or upon the Administrative Agent, the Swing Line Lender, the Issuing Banks or the Lenders pursuant to Sections 2.5, 2.6, 2.10 or 3.3 shall not be effective until received. Any party to a Loan Document may rely on signatures of the parties thereto which are transmitted by facsimile or other electronic means as fully as if originally signed.

     11.3.     No Waiver; Cumulative Remedies
               ------------------------------

          No failure to exercise and no delay in exercising, on the part of the Administrative Agent, the Swing Line Lender, any Issuing Bank or any Lender, any right, remedy, power or privilege under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges under the Loan Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

     11.4.     Survival of Representations and Warranties and Certain
               ------------------------------------------------------
Obligations
-----------

          (a) All representations and warranties made under the Loan Documents and in any document, certificate or statement delivered pursuant thereto or in connection therewith shall survive the execution and delivery of the Loan Documents.

          (b) The obligations of the Borrower under Sections 3.5, 3.6, 3.7, 3.10, 11.7 and 11.20 shall survive the termination of the Revolving Credit Commitments of all of the Lenders, the Letter of Credit Commitment, the Swing Line Commitment and the payment of the Loans, the Reimbursement Obligations and all other amounts payable under the Loan Documents.

     11.5.     Lending Offices
               ---------------

          Each Lender agrees that, upon the occurrence of any event giving rise to any increased cost or indemnity under Sections 3.6, 3.7 and 3.10 with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event, provided that such designation is made on such terms that such Lender and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such Section. Nothing in this Section shall affect or postpone any of the obligations of the Borrower or the right of any Lender provided in Sections 3.6, 3.7 and 3.10.

     11.6.     Successors and Assigns
               ----------------------

          (a) This Agreement, the Notes and the other Loan Documents to which the Parent or the Borrower is a party shall be binding upon and inure to the benefit of the Parent or the Borrower (as the case may be), the Lenders, the Swing Line Lender, each Issuing Bank, the Administrative Agent, all future holders of the Notes and their respective successors and assigns. Neither the Parent nor the Borrower shall assign any right, nor delegate any duty, under any Loan Document without the prior written consent of the Administrative Agent, each Issuing Bank, the Swing Line Lender, and each Lender and any such attempted assignment or delegation without each such consent shall be void.

          (b) Subject to Section 11.6(e), each Lender, the Swing Line Lender and each Issuing Bank may at any time assign all or any portion of its rights under one or more of the Loan Documents to any Federal Reserve Bank.

          (c) In addition to its rights under Section 11.6(b), each Lender shall have the right to sell, assign, transfer or negotiate (each an "Assignment") one
                                                                ----------
hundred percent, or any lesser percentage, of its Loans, its Revolving Credit Commitment and its Notes to any Affiliate of such Lender, to any other Lender, or, with the consent of the Administrative Agent, the Swing Line Lender, each Issuing Bank and the Borrower (which consent shall not be unreasonably withheld and shall not be required of the Borrower, if, at the time of such Assignment, an Event of Default shall exist), to any other bank, insurance company, financial institution, pension fund, mutual fund or other similar fund (each an "Eligible Institution"), provided that (i) each such Assignment shall be of a
 --------------------
constant, and not a varying, percentage of the assignor Lender's rights and obligations under the Loan Documents, (ii) the Revolving Credit Commitment Amount of the Revolving Credit Commitment assigned, shall be not less than $10,000,000, or the full Revolving Credit Commitment Amount of such assignor Lender's Revolving Credit Commitment, (iii) the assignor Lender's Revolving Credit Loans and Competitive Bid Loans shall be assigned in equal percentages, and (iv) the assignor Lender and such assignee shall deliver to the Administrative Agent three copies of an Assignment and Acceptance Agreement executed by each of them, along with an assignment fee in the sum of $3,500 for the account of the Administrative Agent. Upon receipt of such number of executed copies of each such Assignment and Acceptance Agreement, together with the assignment fee therefor, and the Borrower's consent to such Assignment, if required, the Administrative Agent shall record the same and execute not less than two copies of such Assignment and Acceptance Agreement, deliver one such copy to the assignor and one such copy to the assignee, and deliver one photocopy thereof, as executed, to the Borrower. From and after the Assignment Effective Date specified in, and as defined in, such Assignment and Acceptance Agreement, the assignee thereunder shall be a party hereto and shall for all purposes of this Agreement and the other Loan Documents be deemed a

"Lender" and, to the extent provided in such Assignment and Acceptance Agreement, the assignor Lender thereunder shall be released from its obligations under this Agreement and the other Loan Documents subject to Section 11.6(e). The Borrower agrees that, in connection with each such Assignment, it shall at its own cost and expense execute and deliver to the Administrative Agent for the account of such assignee a Revolving Credit Note and a Competitive Bid Note. The Administrative Agent shall be entitled to rely upon the representations and warranties made by the assignee under each Assignment and Acceptance Agreement.

          (d) In addition to the participations provided for in Section 11.10(b), each Lender may grant participations in all or any part of its Loans, its Notes and its Revolving Credit Commitment to one or more Eligible Institutions, provided that (i) such Lender's obligations under this Agreement and the other Loan Documents shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties to this Agreement and the other Loan Documents for the performance of such obligations, (iii) the Parent, the Borrower, the Administrative Agent, each Issuing Bank, the Swing Line Lender and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents and such Lender shall retain the sole right to enforce the obligations of the Borrower and the Parent relating to the Loan Documents and to approve any modification, amendment, or waiver of any provision of the Loan Documents, subject to the provisions of Section 11.6(d)(vi), (iv) no sub-participations shall be permitted, (v) the granting of such participation does not require that any out-of-pocket cost or expense be borne by the Borrower, and (vi) the voting rights of any holder of any participation shall be limited to the right to consent to any action taken or omitted to be taken by such Lender under the Loan Documents which would (A) increase the Revolving Credit Commitment Amount of any Lender (provided that no waiver of a Default or of any mandatory reduction of any of the foregoing shall be deemed to constitute such a change), (B) extend the Revolving Credit Commitment Period (other than as provided in Section 2.14),
(C) reduce the amount or extend the time of payment of any Fee, (D) reduce the rate or extend the time of payment of interest on any Loan or any Note (other than the applicability of any post-default increase in such rate of interest),
(E) reduce the amount or extend the time of payment of any installment or other payment of principal on any Loan or any Note, (F) decrease or forgive the principal amount of any Loan or any Note, or (G) consent to any assignment or delegation by the Parent or the Borrower of all of its rights or obligations under all of the Loan Documents, or (H) release any collateral or any security interest thereon (other than in connection with (1) a Disposition permitted under Section 8.4, or (2) any release specifically provided for in the Collateral Documents).

          (e) No Lender shall, as between and among the Parent, the Borrower, the Administrative Agent, and such Lender, be relieved of any of its obligations under the Loan Documents as a result of any assignment of or granting of participations in, all or any part of its Loans, its Revolving Credit Commitment and its Notes, except that a Lender shall be relieved of its obligations to the extent of any such Assignment of all or any part of its Loans, its Revolving Credit Commitment or its Notes pursuant to Section 11.6(c).

     11.7.     Indemnity
               ---------

          The Borrower agrees to defend, protect, indemnify, and hold harmless the Administrative Agent, BNY Capital Markets, the Swing Line Lender, each Issuing Bank and each and all of the Lenders, each of their respective Affiliates and each of the respective officers, directors, employees and agents of each of the foregoing (each an "Indemnified Person" and, collectively, the
                                   ------------------
"Indemnified Persons") from and against any and all liabilities, obligations,
--------------------
losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel to such Indemnified Persons) in connection with any investigative, administrative or judicial proceeding, whether direct, indirect or consequential and whether based on any federal or state laws or other statutory regulations, including, without limitation, securities and commercial laws and regulations, under common law or at equitable cause, or on contract or otherwise, including any liabilities and costs under environmental laws, Federal, state or local health or safety laws, regulations, or common law principles, arising from or in connection with the past, present or future operations of the Borrower or its predecessors in interest, or the past, present or future environmental condition of the Property of the Borrower or any of its Subsidiaries, the presence of asbestos-containing materials at any such

Property, or the release or threatened release of any hazardous substance into the environment from any such Property) in any manner relating to or arising out of the Loan Documents, any commitment letter or fee letter executed and delivered by the Borrower or any of its Subsidiaries, the Swing Line Lender, any Issuing Bank and/or the Administrative Agent, the capitalization of the Borrower or any of its Subsidiaries, the Revolving Credit Commitments, the Letter of Credit Commitment, the making of, issuance of, management of and participation in the Loans or the Letters of Credit, or the use or intended use of the Letters of Credit and the proceeds of the Loans hereunder, provided that the Borrower shall have no obligation under this Section to an Indemnified Person with respect to any of the foregoing to the extent found in a final judgment of a court having jurisdiction to have resulted primarily out of the gross negligence or wilful misconduct of such Indemnified Person or arising solely from claims between one such Indemnified Person and another such Indemnified Person. The indemnity set forth herein shall be in addition to any other obligations or liabilities of the Borrower to each Indemnified Person under the Loan Documents or at common law or otherwise, and shall survive any termination of the Loan Documents, the expiration of the Revolving Credit Commitments of all of the Lenders, the Letter of Credit Commitment and the payment of all Indebtedness of the Borrower under the Loan Documents.

     11.8.     Limitation of Liability
               -----------------------

          No claim may be made by the Parent, any of its Subsidiaries, any Lender or other Person against the Administrative Agent, any Lender, or any directors, officers, employees, or agents of any of them for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by any Loan Document, or any act, omission or event occurring in connection therewith, and each of the Parent, its Subsidiaries, any such Lender or other Person hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

     11.9.     Counterparts
               ------------

          Each Loan Document (other than the Notes) may be executed by one or more of the parties thereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same document. It shall not be necessary in making proof of any Loan Document to produce or account for more than one counterpart signed by the party to be charged. A counterpart of any Loan Document or to any document evidencing, and of any an amendment, modification, consent or waiver to or of any Loan Document transmitted by facsimile shall be deemed to be an originally executed counterpart. A set of the copies of the Loan Documents signed by all the parties thereto shall be deposited with each of the Borrower and the Administrative Agent. Any party to a Loan Document may rely upon the signatures of any other party thereto which are transmitted by facsimile or other electronic means to the same extent as if originally signed.

     11.10.    Adjustments; Set-off
               --------------------

          (a) In addition to any rights and remedies of each Lender provided by law, upon the occurrence of an Event of Default and acceleration of the Notes, or at any time upon the occurrence and during the continuance of an Event of Default under Sections 9.1(a) or 9.1(b), each Lender, the Swing Line Lender and each Issuing Bank shall have the right, without prior notice to the Borrower or the Parent, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, to set-off and apply against any indebtedness or other liability, whether matured or unmatured, of the Borrower or the Parent to such Lender, the Swing Line Lender or such Issuing Bank arising under the Loan Documents, any amount owing from such Lender, the Swing Line Lender or such Issuing Bank to the Borrower or the Parent, as the case may be. To the extent permitted by applicable law, the aforesaid right of set-off may be exercised by such Lender, the Swing Line Lender or such Issuing Bank against the Parent, the Borrower or against any trustee in bankruptcy, custodian, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor of the Borrower or the Parent, or against anyone else claiming through or against the Borrower, the Parent or such trustee in bankruptcy, custodian, debtor in possession, assignee for the benefit of creditors, receivers, or execution, judgment or attachment creditors, notwithstanding the fact that such right of set-off shall not have been exercised by such Lender, the

Swing Line Lender or such Issuing Bank prior to the making, filing or issuance of, service upon such Lender, the Swing Line Lender or such Issuing Bank of, or notice to such Lender, the Swing Line Lender or such Issuing Bank of, any petition, assignment for the benefit of creditors, appointment or application for the appointment of a receiver, or issuance of execution, subpoena, order or warrant. Each Lender, the Swing Line Lender and each Issuing Bank agrees promptly to notify the Borrower, the Parent and the Administrative Agent after each such set-off and application made by such Lender, the Swing Line Lender or such Issuing Bank, as the case may be, provided that the failure to give such notice shall not affect the validity of such set-off and application.

          (b) If any Lender, the Swing Line Lender or any Issuing Bank shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of its Loans, its Notes or Reimbursement Obligations in excess of its Outstanding Percentage of payments then due and payable on account of the Loans, the Notes or Reimbursement Obligations received by all the Lenders, the Swing Line Lender and all the Issuing Banks, such Lender, the Swing Line Lender or such Issuing Bank, as the case may be, shall forthwith purchase, without recourse, for cash, from the other Lenders, the Swing Line Lender and other Issuing Banks such participations in their Loans, Notes and Reimbursement Obligations as shall be necessary to cause such purchaser to share such excess payment with each of them according to their Outstanding Percentages, provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchaser, such purchase shall be rescinded and the related seller shall repay to such purchaser the purchase price to the extent of such recovery, together with an amount equal to such seller's pro rata share (according to the proportion of (i) the amount of all other related required repayments to (ii) the total amount so recovered from the purchaser) of any interest or other amount paid or payable by the purchaser in respect of the total amount so recovered.

     11.11.    Construction
               ------------

          Each party to a Loan Document represents that it has been represented by counsel in connection with the Loan Documents and the transactions contemplated thereby and that the principle that agreements are to be construed against the party drafting the same shall be inapplicable.

     11.12.    Governing Law
               -------------

          The Loan Documents and the rights and obligations of the parties thereunder shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York, without regard to principles of conflict of laws, but including Section 5-1401 of the General Obligations Law.

     11.13.    Headings Descriptive
               --------------------

          Section headings have been inserted in the Loan Documents for convenience only and shall not be construed to be a part thereof.

     11.14.    Severability
               ------------

          Every provision of the Loan Documents is intended to be severable, and if any term or provision thereof shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions thereof shall not be affected or impaired thereby, and any invalidity, illegality or unenforceability in any jurisdiction shall not affect the validity, legality or enforceability of any such term or provision in any other jurisdiction.

     11.15.    Integration
               -----------

          All exhibits to a Loan Document shall be deemed to be a part thereof. Except for agreements between the Administrative Agent, the Swing Line Lender, and/or any Issuing Bank and the Borrower or the Parent with respect to certain fees, the Loan Documents embody the entire agreement and understanding among the Parent, the Borrower, the Administrative Agent, the Swing Line Lender, the Issuing Banks and the Lenders with respect to the subject matter thereof and supersede all prior agreements and understandings among them with respect to the subject matter thereof.

     11.16.    Consent to Jurisdiction
               -----------------------

          Each party to a Loan Document hereby irrevocably submits to the jurisdiction of any New York State or Federal court sitting in the City of New York over any suit, action or proceeding arising out of or relating to the Loan Documents. Each party to a Loan Document hereby irrevocably waives, to the fullest extent permitted or not prohibited by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. The Parent and the Borrower hereby agree that a final judgment in any such suit, action or proceeding brought in such a court, after all appropriate appeals, shall be conclusive and binding upon each of them.

     11.17.    Service of Process
               ------------------

          Each party to a Loan Document hereby irrevocably consents to the service of process in any suit, action or proceeding by sending the same by first class mail, return receipt requested or by overnight courier service, to the address of such party set forth in Section 11.2 of the applicable Loan Document executed by such party. Each party to a Loan Document hereby agrees that any such service (i) shall be deemed in every respect effective service of process upon it in any such suit, action, or proceeding, and (ii) shall to the fullest extent enforceable by law, be taken and held to be valid personal service upon and personal delivery to it.

     11.18.    No Limitation on Service or Suit
               --------------------------------

          Nothing in the Loan Documents or any modification, waiver, consent or amendment thereto shall affect the right of the Administrative Agent, the Swing Line Lender, any Issuing Bank or any Lender to serve process in any manner permitted by law or limit the right of the Administrative Agent, the Swing Line Lender, any Issuing Bank or any Lender to bring proceedings against the Parent or the Borrower in the courts of any jurisdiction or jurisdictions in which the Parent or the Borrower may be served.

     11.19.    WAIVER OF TRIAL BY JURY
               -----------------------

          EACH OF THE ADMINISTRATIVE AGENT, THE SWING LINE LENDER, THE ISSUING BANKS, THE LENDERS, THE PARENT AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF

ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREIN. FURTHER, THE PARENT AND THE BORROWER EACH HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF THE SWING LINE LENDER, THE ISSUING BANKS, THE ADMINISTRATIVE AGENT, OR THE LENDERS, OR COUNSEL TO THE ISSUING BANKS, THE ADMINISTRATIVE AGENT OR THE LENDERS, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE SWING LINE LENDER, THE ISSUING BANKS, THE ADMINISTRATIVE AGENT OR THE LENDERS WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. THE PARENT AND THE BORROWER ACKNOWLEDGE THAT THE SWING LINE LENDER, THE ISSUING BANK, THE ADMINISTRATIVE AGENT AND THE LENDERS HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, INTER ALIA, THE PROVISIONS OF THIS SECTION.
              ----- ----

     11.20.    Expenses
               --------

          The Borrower agrees, promptly after presentation of a statement or invoice therefor, and whether any Loan is made or any Letter of Credit is issued
(i) to pay or reimburse the Administrative Agent and BNY Capital Markets for all their respective out-of-pocket costs and expenses reasonably incurred in connection with the development, preparation and execution of, the Loan Documents and any amendment, supplement or modification thereto (whether or not executed or effective), any other documents prepared in connection therewith and the consummation of the transactions contemplated thereby, including the reasonable fees and disbursements of Special Counsel, (ii) to pay or reimburse each Issuing Bank, the Administrative Agent, the Swing Line Lender and each Lender for all of its costs and expenses, including reasonable fees and disbursements of counsel, incurred in connection with the preservation or enforcement of any rights under the Loan Documents and any such other documents, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent, the Swing Line Lender, the several Issuing Banks and the several Lenders, (iii) to pay, indemnify, and hold each of the Issuing Bank, the Swing Line Lender, the Lenders and the Administrative Agent harmless from and against any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, the Loan Documents and any such other documents, and (iv) to pay, indemnify and hold each of the Issuing Bank, the Swing Line Lender, the Lenders and the Administrative
Agent and each of its officers, directors and employees harmless from and against any and all other liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including reasonable counsel fees and disbursements) with respect to the execution, delivery, performance, enforcement and administration of, or in any other way arising out of or relating to, the Loan Documents (all the foregoing, collectively, the "Indemnified Liabilities");
                                                 -----------------------
provided, however, that the Borrower shall have no obligation to pay Indemnified
--------  -------
Liabilities to the Administrative Agent, the Swing Line Lender, any Issuing Bank or any Lender to the extent arising from the gross negligence or willful misconduct of the Administrative Agent, the Swing Line Lender, such Issuing Bank or such Lender. The agreements in this Section shall survive the performance by the Borrower and the Parent of all of their other obligations under the Loan Documents.

     11.21.    Treatment of Certain Information
               --------------------------------

          Each Lender, each Issuing Bank, the Swing Line Lender and the Administrative Agent agrees (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of the same nature, all non-public information supplied by the Parent or any of its Subsidiaries pursuant to this Agreement which (a) is identified by such Person as being confidential at the time the same is delivered to such Lender, such Issuing Bank, the Swing Line Lender or the Administrative Agent, or (b) constitutes any financial statement, financial projections or forecasts, budget, compliance certificate, audit report, management letter or accountants' certification delivered hereunder, provided, however, that nothing herein shall limit the disclosure of any such information (i) to the extent required by law, rule, regulation or judicial process, (ii) on a confidential basis, to counsel to any Lender, any Issuing Bank, the Swing Line Lender or the Administrative Agent, (iii) to bank examiners, auditors or accountants, and any analogous counterpart thereof, (iv) to the Administrative Agent, the Lenders, the Swing Line Lender or the Issuing Banks, (v) in connection with any litigation to which any one or more of the Lenders, the Issuing Banks, the Swing Line Lender or the Administrative Agent is a party, (vi) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) agrees to keep such information confidential on substantially the same basis as set forth in this Section, or (vii) to affiliates of the Administrative Agent, the Swing Line Lender, each Lender and each Issuing Bank.


12.  PARENT GUARANTY
     ---------------

     12.1.     Guaranty
               --------

          The Parent hereby absolutely, irrevocably and unconditionally guarantees the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of the Facility Obligations. This Guaranty constitutes a guaranty of payment, and neither the Administrative Agent, any Issuing Bank, the Swing Line Lender nor any Lender shall have any obligation to enforce any Loan Document or exercise any right or remedy with respect thereunder by any action, including making or perfecting any claim against any Person or any collateral security for any of the Facility Obligations prior to being entitled to the benefits of this Guaranty. The Administrative Agent may, at its option, proceed against the Parent, in the first instance, to enforce the Parent Obligations without first proceeding against the Borrower or any other Person, and without first resorting to any other rights or remedies, as the Administrative Agent may deem advisable. In furtherance hereof, if the Administrative Agent, any Issuing Bank, the Swing Line Lender or any Lender is prevented by law from collecting or otherwise hindered from collecting or otherwise enforcing any Facility Obligation in accordance with its terms, the Administrative Agent, such Issuing Bank, the Swing Line Lender or such Lender, as the case may be, shall be entitled to receive hereunder from the Parent after demand therefor, the sums which would have been otherwise due had such collection or enforcement not been prevented or hindered.

     12.2.     Absolute Obligation
               -------------------

          The Parent shall be liable under this Guaranty, and this Guaranty shall not be affected or impaired, irrespective of (A) the validity or enforceability of any Loan Document or any agreement, instrument or document executed or delivered in connection therewith, or the collectability of any of the Facility Obligations, (B) the preference or priority ranking with respect to any of the Facility Obligations, (C) the existence, validity, enforceability or perfection of any security interest or collateral security (if any exists at any time) under any Loan Document, or the release, exchange, substitution or loss or impairment of any such security interest or collateral security, (D) any failure, delay, neglect or omission by the Administrative Agent, any Issuing Bank, the Swing Line Lender or any Lender to realize upon or protect any direct or indirect collateral security, indebtedness, liability or obligation, any Loan Document, or any agreement, instrument or document executed or delivered in connection therewith, or any of the Facility Obligations, (E) the existence or exercise of any right of set-off by the Administrative Agent, any Issuing Bank, the Swing Line Lender or any Lender, (F) the existence, validity or enforceability of any other guaranty with respect to any of the Facility Obligations, the liability of any other Person in respect of any of the Facility Obligations, or the release of any such Person or any other guarantor of any of the Facility Obligations, (G) any act or omission of the Administrative Agent, any Issuing Bank, the Swing Line Lender or any Lender in connection with the administration of any Loan Document or any of the Facility Obligations, (H) the bankruptcy, insolvency, reorganization or receivership of, or any other proceeding for the relief of debtors commenced by or against, any Person, (I) the disaffirmance or rejection, or the purported disaffirmance or purported rejection, of any of the Facility Obligations, any Loan Document, or any agreement, instrument or document executed or delivered in connection therewith, in any bankruptcy, insolvency, reorganization or receivership, or any other proceeding for the relief of debtor, relating to any Person, (J) any law, regulation or decree now or hereafter in effect which might in any manner affect any of the terms or provisions of any Loan Document or any agreement, instrument or document executed or delivered in connection therewith or any of the Facility Obligations, or which might cause or permit to be invoked any alteration in the time, amount, manner or payment or performance of any of the Borrower's obligations and liabilities (including, without limitation, the Facility Obligations), (K) the merger or consolidation of the Borrower into or with any Person, (L) the sale by the Borrower of all or any part of its assets,
(M) the
fact that at any time and from time to time none of the Facility Obligations may be outstanding or owing to the Administrative Agent, any Issuing Bank, the Swing Line Lender or any Lender, (N) any amendment or modification of, or supplement to, any Loan Document, or (O) any other reason or circumstance which might otherwise constitute a defense available to or a discharge of the Borrower in respect of its obligations or liabilities (including, without limitation, the Facility Obligations) or of the Parent in respect of any of the Parent Obligations (other than by the performance in full thereof).

     12.3.     Repayment in Bankruptcy, etc.
               ----------------------------

          If, at any time or times subsequent to the payment of all or any part of the Facility Obligations or the Parent Obligations, the Administrative Agent, any Issuing Bank, the Swing Line Lender or any Lender shall be required to repay any amounts previously paid by or on behalf of the Borrower or the Parent in reduction thereof by virtue of an order of any court having jurisdiction in the premises, including, without limitation, as a result of an adjudication that such amounts constituted preferential payments or fraudulent conveyances, the Parent unconditionally agrees to pay to the Administrative Agent within 10 days after demand a sum in cash equal to the amount of such repayment, together with interest on such amount from the date of such repayment by the Administrative Agent, such Issuing Bank, the Swing Line Lender or such Lender, as the case may be, to the date of payment to the Administrative Agent at the applicable default rate set forth in this Agreement.

     12.4.     No Subrogation
               --------------

          Until the Facility Obligations have been indefeasibly paid in full, the Parent expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which the Parent may now or hereafter have against the Borrower, any other guarantor or any other Person directly or contingently liable for the Facility Obligations, or against or with respect to the Borrower's or such other guarantor's Property, arising from the existence or performance of this Guaranty.

     12.5.     Miscellaneous
               -------------

          (a) Except as otherwise expressly provided in this Guaranty, the Parent hereby waives presentment, demand for payment, notice of default, nonperformance and dishonor, protest and notice of protest of or in respect of this Guaranty, the other Loan Documents, and the Facility Obligations, notice of acceptance of this Guaranty and reliance hereupon by the Administrative Agent, each Issuing Bank, the Swing Line Lender and each Lender, and the incurrence of any of the Facility Obligations, notice of any sale of collateral security or any default of any sort.

          (b) The Parent agrees that any statement of account with respect to the Facility Obligations from the Administrative Agent, any Issuing Bank, the Swing Line Lender or any Lender to the Borrower which binds the Borrower shall also be binding upon the Parent, and that copies of said statements of account maintained in the regular course of the Administrative Agent's, such Issuing Bank's, the Swing Line Lender's or such Lender's business, as the case may be, may be used in evidence against the Parent in order to establish the Parent Obligations.

          IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.



                              KOHL'S CORPORATION


                              By:  /s/ William S. Kellogg
                                 ----------------------------------------
                              Name:    William S. Kellogg
                                   --------------------------------------
                              Title:  Chief Executive Officer
                                    -------------------------------------



                              KOHL'S DEPARTMENT STORES, INC.


                              By:  /s/ William S. Kellogg
                                 ----------------------------------------
                              Name:    William S. Kellogg
                                   --------------------------------------
                              Title:  Chief Executive Officer
                                    -------------------------------------

                              THE BANK OF NEW YORK, in its
                                individual capacity, as Swing Line

                                Lender and as Administrative Agent


                              By:  /s/ Michael V. Flannery
                                 ----------------------------------------
                              Name:    Michael V. Flannery
                                   --------------------------------------
                              Title:  Vice President
                                    -------------------------------------

                              THE FIRST NATIONAL BANK OF
                                CHICAGO, in its individual capacity
                                and as Syndication Agent


                              By:  /s/ Paul E. Rigby
                                 ----------------------------------------
                              Name:    Paul E. Rigby
                                   --------------------------------------
                              Title:  Manager Director
                                    -------------------------------------

                              BANK OF AMERICA ILLINOIS


                              By:  /s/ M.H. Claggett
                                 ----------------------------------------
                              Name:    M.H. Claggett
                                   --------------------------------------
                              Title:  Vice President
                                    -------------------------------------

                              BANK ONE, WISCONSIN


                              By:  /s/ Cindy L. Wavrunek
                                 ----------------------------------------
                              Name:    Cindy L. Wavrunek
                                   --------------------------------------
                              Title:  Vice President
                                    -------------------------------------

                              FIRST BANK NATIONAL ASSOCIATION


                              By:  /s/ Mark R. Olman
                                 ----------------------------------------
                              Name:    Mark R. Olman
                                   --------------------------------------
                              Title:  Vice President
                                    -------------------------------------

                              COMERICA BANK


                              By:  /s/ Harve C. Light
                                 ----------------------------------------
                              Name:    Harve C. Light
                                   --------------------------------------
                              Title:  Assistant Vice President
                                    -------------------------------------

                              CORESTATES BANK, N.A.


                              By:  /s/ AnneMarie Fitzsimmions
                                 ----------------------------------------
                              Name:    Anne Marie Fitzsimmions
                                   --------------------------------------
                              Title:  Vice President
                                    -------------------------------------

                              FIRST UNION NATIONAL BANK


                              By:  /s/ Jane W. Workman
                                 ----------------------------------------
                              Name:    Jane W. Workman
                                   --------------------------------------
                              Title:  Senior Vice President
                                    -------------------------------------

                              FIRSTAR BANK MILWAUKEE, N.A.


                              By:  /s/ James Spredemann
                                 ----------------------------------------
                              Name:    James Spredemann
                                   --------------------------------------
                              Title:  Vice President
                                    -------------------------------------

                              THE FUJI BANK, LIMITED


                              By:  /s/ Peter L. Chinnici
                                 ----------------------------------------
                              Name:    Peter L. Chinnici
                                   --------------------------------------
                              Title:  Joint General Manager
                                    -------------------------------------

                               KOHL'S EXHIBIT A

                          LIST OF COMMITMENT AMOUNTS
                          --------------------------


                                   Revolving Credit
                                   Commitment Amount
                                   -----------------
The Bank of New York               $ 46,000,000.00

The First National Bank
of Chicago                         $ 40,000,000.00

Bank of America Illinois           $ 33,000,000.00

Bank One, Wisconsin                $ 33,000,000.00

First Bank National Association    $ 33,000,000.00

Comerica Bank                      $ 25,000,000.00

CoreStates Bank, N.A.              $ 25,000,000.00

First Union National Bank          $ 25,000,000.00

Firstar Bank Milwaukee, N.A.       $ 25,000,000.00

The Fuji Bank, Limited             $ 15,000,000.00

TOTAL                              $300,000,000.00
                                   ===============

Margin and Interest Period (if any) applicable to each Eurodollar Advance, and
(iv) the date and amount of each conversion of, and each payment or prepayment of principal of, any such Revolving Credit Loan. No failure to so record or any error in so recording shall affect the obligation of the Borrower to repay the Revolving Credit Loans, together with interest thereon, as provided in the Credit Agreement, and the outstanding principal balance of the Revolving Credit Loans made by the Lender as set forth in such schedule shall be presumed to be correct absent manifest error.

          Except as specifically otherwise provided in the Credit Agreement, the Borrower hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other demands, protests and notices in connection with the execution, delivery, performance, collection and enforcement of this Revolving Credit Note.

          This Revolving Credit Note may only be amended by an instrument in writing executed pursuant to the provisions of Section 11.1 of the Credit Agreement.

          THIS REVOLVING CREDIT NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS, BUT INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW.

                                             KOHL'S DEPARTMENT STORES, INC.



                                             By:___________________________
                                             Name:_________________________
                                             Title:________________________

                              KOHL'S EXHIBIT B-1

                         FORM OF REVOLVING CREDIT NOTE
                         -----------------------------


$________              June 13, 1997
                                              New York, New York


          FOR VALUE RECEIVED, the undersigned, KOHL'S DEPARTMENT STORES, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of
                           --------
________________ (the "Lender"), on the Revolving Credit Maturity Date, the lesser of $________ or the outstanding principal balance of the Revolving Credit Loans made by the Lender, and to pay interest from the date hereof on the principal balance thereof from time to time outstanding, at the rate or rates, and at the times, set forth in the Credit Agreement, dated as of June 13, 1997, among Kohl's Corporation, the Borrower, the Lenders party thereto, the Syndication Agent, the Swing Line Lender and The Bank of New York, as Administrative Agent (the "Administrative Agent") (as the same may be amended,
                           --------------------
supplemented or otherwise modified from time to time, the "Credit Agreement"),
                                                           ----------------
in each case at the office of the Administrative Agent located at One Wall Street, New York, New York, or at such other place as the Administrative Agent may specify from time to time, in lawful money of the United States of America in immediately available funds.

          Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

          The Revolving Credit Loans evidenced by this Revolving Credit Note are prepayable in the amounts and under the circumstances, and its maturity is subject to acceleration upon the terms, set forth in the Credit Agreement. This Revolving Credit Note is one of the Revolving Credit Notes under, and as such term is defined in, the Credit Agreement, and is subject to, and should be construed in accordance with, the provisions thereof, and is entitled to the benefits and security set forth in the Loan Documents.

          The Lender is hereby authorized to record on the schedule annexed hereto, and any continuation sheets which the Lender may attach hereto, (i) the date and amount of each Revolving Credit Loan made by the Lender, (ii) the character thereof as an ABR Advance, a Eurodollar Advance, or a combination thereof, (iii) the interest rate (without regard to the Applicable

                                  SCHEDULE TO
                                  -----------

                             REVOLVING CREDIT NOTE
                             ---------------------

                                            Interest
                                            Rate on
                                            Eurodollar
                                Amount of   Advances
        Type of                 principal   (without     Interest
        Advance                 converted,  regard to    Period (if
        (ABR or      Amount of  paid or     Applicable   Eurodollar   Notation
Date    Eurodollar)  Advance    prepaid     Margin)      Advance)     Made By
----    ----------   ---------  ----------  ----------   ----------   --------

                              KOHL'S EXHIBIT B-2

                            FORM OF SWING LINE NOTE
                            -----------------------


$                                                 June 13, 1997
                                                  New York, New York


          FOR VALUE RECEIVED, the undersigned, KOHL'S DEPARTMENT STORES, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of
                           --------
THE BANK OF NEW YORK (the "Swing Line Lender"), on the Swing Line Commitment
                           -----------------
Termination Date, the lesser of $_________ or the outstanding principal balance of the Swing Line Loans made by the Swing Line Lender, and to pay interest from the date hereof on the principal balance thereof from time to time outstanding, at the rate or rates, and at the times, set forth in the Credit Agreement, dated as of June 13, 1997, among Kohl's Corporation, the Borrower, the Lenders party thereto, the Syndication Agent, the Swing Line Lender and The Bank of New York, as Administrative Agent (the "Administrative Agent") (as the same may be
                              --------------------
amended, supplemented or otherwise modified from time to time, the "Credit
                                                                    ------
Agreement"), in each case at the office of the  Administrative Agent located at
---------
One Wall Street, New York, New York, or at such other place as the Administrative Agent may specify from time to time, in lawful money of the United States of America in immediately available funds.

          Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

          The Swing Line Loans evidenced by this Swing Line Note are prepayable in the amounts and under the circumstances, and its maturity is subject to acceleration upon the terms, set forth in the Credit Agreement. This Swing Line
Note is the Swing Line Note under, and as such term is defined in, the Credit Agreement, and is subject to, and should be construed in accordance with, the provisions thereof, and is entitled to the benefits and security set forth in the Loan Documents.

          The Swing Line Lender is hereby authorized to record on the schedule annexed hereto, and any continuation sheets which the Swing Line Lender may attach hereto, (i) the date and amount of each Swing Line Loan made by it, (ii) the

Interest Period and the Negotiated Rate applicable to each Swing Line Loan and
(iii) each payment and prepayment of the principal of each Swing Line Loan. No failure to so record or any error in so recording shall affect the obligation of the Borrower to repay the Swing Line Loans, together with interest thereon, as provided in the Credit Agreement, and the outstanding principal balance of the Swing Line Loans made by the Swing Line Lender as set forth in such schedule shall be presumed to be correct absent manifest error.

          Except as specifically otherwise provided in the Credit Agreement, the Borrower hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other demands, protests and notices in connection with the execution, delivery, performance, collection and enforcement of this Swing Line Note.

          This Swing Line Note may only be amended by an instrument in writing executed pursuant to the provisions of Section 11.1 of the Credit Agreement.

          THIS SWING LINE NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS, BUT INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW.

                                             KOHL'S DEPARTMENT STORES, INC.



                                             By:______________________________
                                             Name:____________________________
                                             Title:___________________________

                                  SCHEDULE TO
                                  -----------

                                SWING LINE NOTE
                                ---------------



                            Amount of
                            principal
               Amount of    paid or      Negotiated   Interest  Notation
Date           Advance      prepaid      Rate         Period    Made By
----           -------      -------      ----         ------    -------

                              KOHL'S EXHIBIT B-3

                         FORM OF COMPETITIVE BID NOTE
                         ----------------------------


                                                              June 13, 1997
                                                              New York, New York


          FOR VALUE RECEIVED, the undersigned, KOHL'S DEPARTMENT STORES, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of
                           --------
________________ (the "Lender"), the outstanding principal balance of the
                       ------
Lender's Competitive Bid Loans at the time or times provided for in the Credit Agreement, dated as of June 13, 1997, among Kohl's Corporation, the Borrower, the Lenders party thereto, the Syndication Agent, the Swing Line Lender and The Bank of New York, as Administrative Agent (the "Administrative Agent") (as the
                                                --------------------
same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement") and to pay interest from the date hereof on the principal
 ----------------
balance thereof from time to time outstanding, at the rate or rates, and at the times, set forth in the Credit Agreement, in each case at the office of the Administrative Agent located at One Wall Street, New York, New York, or at such other place as the Administrative Agent may specify from time to time, in lawful money of the United States of America in immediately available funds.

          Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

          The maturity of the Competitive Bid Loans evidenced by this Competitive Bid Note is subject to acceleration upon the terms set forth in the Credit Agreement. This Competitive Bid Note is one of the Competitive Bid Notes under, and as such term is defined in, the Credit Agreement, and is subject to, and should be construed in accordance with, the provisions thereof, and is entitled to the benefits and security set forth in the Loan Documents.

          The Lender is hereby authorized to record on the schedule annexed hereto, and any continuation sheets which the Lender may attach hereto, (i) the date and amount of each Competitive Bid Loan made by the Lender, (ii) the Competitive Bid Rate and Competitive Interest Period applicable thereto and
(iii) the date and amount each repayment of the principal of any such Competitive Bid Loan. No failure to so record or any error in so recording shall affect the obligation of the Borrower to repay the Competitive Bid Loans, together with interest thereon, as provided in the Credit Agreement, and the outstanding principal balance of the Competitive Bid Loans made by the Lender as set forth in such schedule shall be presumed to be correct absent manifest error.

          Except as specifically otherwise provided in the Credit Agreement, the Borrower hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other demands, protests and notices in connection with the execution, delivery, performance, collection and enforcement of this Competitive Bid Note.

          This Competitive Bid Note may only be amended by an instrument in writing executed pursuant to the provisions of Section 11.1 of the Credit Agreement.

          THIS COMPETITIVE BID NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS, BUT INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW.

                                                  KOHL'S DEPARTMENT STORES, INC.


                                                  By:___________________________
                                                  Name:_________________________
                                                  Title:________________________

                                  SCHEDULE TO
                                  -----------
                             COMPETITIVE BID NOTE
                             --------------------

                             Amount of
        Amount of    Competitive  Competitive       Principal
        Competitive  Interest      Bid Payment or      Notation
Date    Bid Loan     Period        Rate      Prepayment   Made by
----    ---------    --------     ------     -----------  -------

                              KOHL'S EXHIBIT C-1

                           FORM OF BORROWING REQUEST
                           -------------------------


                                                [Date]


The Bank of New York, as
     Administrative Agent
One Wall Street
New York, New York 10286
Attention: Carolyn Surles,
______________ Agency Function Administration

The Bank of New York, as
     Administrative Agent
One Wall Street
New York, New York 10286
Attention: Michael V. Flannery,
______________ Vice President


     Reference is made to the Credit Agreement, dated as of June 13, 1997 , among Kohl's Corporation, Kohl's Department Stores, Inc. (the "Borrower"), the
                                                                --------
Lenders party thereto, the Syndication Agent, the Swing Line Lender and The Bank of New York, as Administrative Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "Agreement"). Capitalized terms
                                              ---------
used herein that are defined in the Agreement shall have the meanings therein defined.

     1. Pursuant to Section 2.5 of the Agreement, the Borrower hereby gives notice of its intention to borrow Revolving Credit Loans and/or Swing Line Loans in an aggregate principal amount of $_______ on __________, which borrowing(s) shall consist of the following Advances and/or Swing Line Loans:


A)   Revolving Credit Loans:

                                           Initial Interest
Type of Advance                               Period for
(Eurodollar and/or                             Eurodollar
or ABR Advance)                            Amount  Advances
---------------                            ------  --------

___ Advance                       $ ________ __ months
 [DAYS]

___ Advance                       $ ________ __ months
 [DAYS]
___ Advance                       $ ________ __ months
 [DAYS]


B)   Swing Line Loans:

                          Swing Line
     Amount               Interest Period          Requested
     ------               ---------------          ---------
Negotiated Rate
---------------
     $______              ______ days              _.__%
     $______              ______ days              _.__%
     $______              ______ days              _.__%


     2. The Borrower hereby certifies that on the date hereof and on the Borrowing Date set forth above, and after giving effect to the Loans requested hereby (i) there exists and shall exist no Default or Event of Default, (ii) each of the representations and warranties contained in each Loan Document is and shall be true and correct, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct at such earlier date, and
(iii) each of the Parent and the Borrower is and shall be in compliance with all of the terms, covenants and conditions of each Loan Document to which it is a party.

     IN WITNESS WHEREOF, the Borrower has caused this Borrowing Request to be duly executed as of the date and year first written above.

                                          KOHL'S DEPARTMENT STORES, INC.



                                          By:_________________________________
                                          Name:_______________________________
                                          Title:______________________________

                              KOHL'S EXHIBIT C-2

                       FORM OF LETTER OF CREDIT REQUEST
                       --------------------------------


                                                            [Date]


The Bank of New York, as
     Administrative Agent
One Wall Street
New York, New York 10286
Attention: Carolyn Surles,
______________ Agency Function Administration

The Bank of New York, as
     Administrative Agent
One Wall Street
New York, New York 10286
Attention: Michael V. Flannery,
______________ Vice President

     Reference is made to the Credit Agreement, dated as of June 13, 1997 , among Kohl's Corporation, Kohl's Department Stores, Inc. (the "Borrower"), the
                                                                --------
Lenders party thereto, the Syndication Agent, the Swing Line Lender and The Bank of New York, as Administrative Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "Agreement"). Capitalized terms
                                              ---------
used herein that are defined in the Agreement shall have the meanings therein defined.

     1. Pursuant to Sections 2.10 of the Agreement, the Borrower hereby requests that the above-named Issuing Bank issue the Letter(s) of Credit on ________ __, ____, in accordance with the information annexed hereto (attach additional sheets if necessary).

     2. The Borrower hereby certifies that on the date hereof and on the Borrowing Date set forth above, and after giving effect to the Letters of Credit requested hereby (i) there exists and shall exist no Default or Event of Default, (ii) each of the representations and warranties contained in each Loan Document is and shall be true and correct, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct at such earlier date, and (iii) each of the Parent and the Borrower is and shall be in compliance with all of the terms, covenants and conditions of each Loan Document to which it is a party.

          IN WITNESS WHEREOF, the Borrower has caused this Letter of Credit Request to be duly executed as of the date and year first written above.

                                        KOHL'S DEPARTMENT STORES, INC.



                                        By:____________________________
                                        Name:__________________________
                                        Title:_________________________

                         LETTER OF CREDIT INFORMATION


1.   Name of Beneficiary: ____________________________________________.

2.   Address of Beneficiary to which Letter of Credit will be sent:
     _________________________________________________________________.

3.   Obligations in respect of which the Letter of Credit is to be issued:
     _______________________________________________________________________.

4. Conditions under which a drawing may be made (specify any documentation required to be delivered with any drawing request):__________________
     _______________________________________________________________________.

5.   Maximum amount to be available under such Letter of Credit: $     .
                                                                 ------
6.   Requested date of issuance: _________ __, ____.

7.   Requested date of expiration: _______ __, ____.

                               KOHL'S EXHIBIT D
                               ----------------

                         FORM OF NOTICE OF CONVERSION
                         ----------------------------


                                           [Date]


The Bank of New York, as
     Administrative Agent
One Wall Street
New York, New York 10286
Attention: Carolyn Surles,
______________ Agency Function Administration

The Bank of New York, as
     Administrative Agent
One Wall Street
New York, New York 10286
Attention: Michael V. Flannery,
______________ Vice President

     Reference is made to the Credit Agreement, dated as of June 13, 1997, among Kohl's Corporation, Kohl's Department Stores, Inc. (the "Borrower"), the Lenders
                                                         --------
party thereto, the Syndication Agent, the Swing Line Lender and The Bank of New York, as Administrative Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "Agreement"). Capitalized terms used
                                           ---------
herein that are defined in the Agreement shall have the meanings therein defined.

     1. Pursuant to Section 3.3 of the Agreement, the Borrower hereby gives notice of its request to convert Advances as set forth below:

          (a) on ____ __, ___, to convert $_______ in principal amount of presently outstanding Eurodollar Advances having an Interest Period that expires on ____ __, ____ to ABR Advances.

          (b) on ____ __, ____, to convert $_______ in principal amount of presently outstanding Eurodollar Advances having an Interest Period that expires on ____ __, ____ to new Eurodollar Advances that have an initial Interest Period of __ months;

          (c) on ____ __, ____, to convert $_______ in principal amount of presently outstanding ABR Advances to

Eurodollar Advances that have an initial Interest Period of __ months.

     2. The Borrower hereby certifies that on the date hereof and on the requested Conversion Dates set forth above, there exists and there shall exist no Default or Event of Default.

          IN WITNESS WHEREOF, the Borrower has caused this Notice of Conversion to be duly executed as of the date and year first written above.

                                             KOHL'S DEPARTMENT STORES, INC.



                                             By:___________________________
                                             Name:_________________________
                                             Title:________________________

                                KOHL'S EXHIBIT E

                         FORM OF COMPLIANCE CERTIFICATE
                         ------------------------------


     I, ______________, do hereby certify that I am the _______ of Kohl's Department Stores, Inc. (the "Borrower"), and that, as such, I am duly
                              --------
authorized to execute and deliver this Compliance Certificate on the Borrower's behalf pursuant to Section 7.1(c) of the Credit Agreement, dated as of June 13, 1997, among Kohl's Corporation, the Borrower, the Lenders party thereto, the Syndication Agent, the Swing Line Lender and The Bank of New York, as Administrative Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "Agreement"). Capitalized terms used herein
                                 ---------
that are defined in the Agreement shall have the meanings therein defined.

     I hereby certify that:

          1. The Minimum Coverage Ratio as of the fiscal quarter end date of _______________ (the "Fiscal Quarter End Date") is _.__:1.00, calculated as set
                      -----------------------
forth on Schedule 1.

          2. The Leverage Ratio as of the Fiscal Quarter End Date is _.__:1.00, calculated as set forth on Schedule 2.

          3. Tangible Net Worth as of the Fiscal Quarter End Date is $_________, calculated as set forth on Schedule 3.

          4. There exists no violation of any covenant or agreement contained in any Loan Document, and no condition or event has occurred which would constitute a Default or Event of Default under the Agreement[, EXCEPT AS
FOLLOWS:

               [SPECIFY ALL SUCH VIOLATIONS, CONDITIONS AND EVENTS AND THE NATURE AND STATUS THEREOF].


     IN WITNESS WHEREOF, I have executed this Compliance Certificate on this ___ day of _________, ____.


                                                 _______________________

Schedule 1 to Compliance Certificate
dated __/__/__


                   CALCULATION OF THE MINIMUM COVERAGE RATIO
                   -----------------------------------------


1.   Net income of the Parent and its Subsidiaries,
     determined on Consolidated basis in accordance with
     GAAP, for the period comprised of the four fiscal
     quarters ended on the Fiscal Quarter End Date (the
     "Period")                                                   $__________
      ------

2.   All interest income of the Parent and its
     Subsidiaries, to the extent utilized in
     determining Item 1                                          $__________

3. All interest expense of the Parent and its Subsidiaries, to the extent utilized in determining
     Item 1                                                      $__________

4. All Rent of the Parent and its Subsidiaries, to the extent utilized in delivering Item 1
                                                                 $__________

5.   Provisions for income taxes of the Parent and
     its Subsidiaries, to the extent utilized in
     delivering Item 1                                           $__________

6.   Depreciation, amortization and other non-cash charges of
     the Parent and its Subsidiaries, to the extent utilized
     in determining Item 1                                       $__________

7.   Adjusted Net Income
     (Item 1 minus Item 2 plus the sum of Items
             -----        ----
     3 through 6)                                                $__________

8.   Rent of the Parent and its Subsidiaries,
     determined on a Consolidated basis in
     accordance with GAAP, for the Period                        $__________

9.   Interest income of the Parent and its
     Subsidiaries, determined on a Consolidated
     basis in accordance with GAAP, for the
     Period                                                      $__________

10.  Interest expense of the Parent and its
     Subsidiaries, determined on a Consolidated
     basis in accordance with GAAP, for the
     Period                                                      $__________

11.  Item 8 minus Item 9 plus Item 10                            $__________
            -----        ----

12.  Minimum Coverage Ratio
     (Item 7:Item 11)    _.__:1.00

13.  Minimum required Minimum Coverage Ratio
     pursuant to Section 7.8(c) of the Agreement                 2.50:1.00

Schedule 2 to Compliance Certificate
dated __/__/__


                       CALCULATION OF THE LEVERAGE RATIO
                       ---------------------------------


1.   Included Indebtedness of the Parent and its
     Subsidiaries, on a Consolidated basis in
     accordance with GAAP, as of the Fiscal Quarter
     End Date                                                    $__________

2.   Total Receivables, as of the Fiscal Quarter
     End Date                                                    $__________

3.   Statement Receivables, as of the Fiscal Quarter
     End Date                                                    $__________

4.   Financed Receivables
     (Item 2 minus Item 3)                                       $__________
             -----

5.   Cash and Cash Equivalents of the Parent and its
     Subsidiaries, on a Consolidated basis in accordance
     with GAAP, as of the Fiscal Quarter End Date                $__________

6.   Total Debt
     (Item 1 plus Item 4 minus Item 5)                           $__________
             ----        -----

7.   Net Worth:  The excess, if any, of total assets over total liabilities , in each case of the Parent and its
     Subsidiaries, on a Consolidated basis in accordance
     with GAAP, as of the Fiscal Quarter End                     $__________

8.   Capitalization
     (Item 7 plus Item 6)                                        $__________
             ----

9.   Leverage Ratio
     (Item 6:Item 8)                                             _.__:1.00

10.  Maximum permitted Leverage Ratio pursuant to
     Section 7.8(a) of the Agreement                             0.67:1.00

Schedule 3 to Compliance Certificate
dated __/__/__


                       CALCULATION OF TANGIBLE NET WORTH
                       ---------------------------------


1.   Net Worth
     (Schedule 2, Item 7)                                        $__________

2.   All intangible assets of the Parent and its
     Subsidiaries, determined on a Consolidated basis in
     accordance with GAAP, as of the Fiscal Quarter End
     Date, including, without limitation,  unamortized
     debt discount and expense, unamortized deferred charges,
     goodwill, patents, trademarks, service marks, trade
     names, copyrights and organization or developmental
     expenses                                                    $__________

3.   Tangible Net Worth
     (Item 1 minus Item 2)                                       $__________

4.   Minimum Tangible Net Worth required by
     Section 7.8(b) of the Agreement                             $325,000,000

             OUTLINE OF LEGAL OPINIONS TO BE INCLUDED IN EXHIBIT F
             -----------------------------------------------------



          In connection with the Credit Agreement (the "Agreement"), to be
                                                        ---------
entered, by and among KOHL'S DEPARTMENT STORES, INC. (the "Borrower"), KOHL'S
                                                           --------
CORPORATION (the "Parent"), the Lenders party thereto, the Syndication Agent,
                  ------
the Swing Line Lender and THE BANK OF NEW YORK, as Administrative Agent (the "Administrative Agent") set forth below is an outline of opinions (the
---------------------
"Opinions") to be included in, or covered by, the legal opinions to be delivered
 --------
to the Administrative Agent, pursuant to Section 5.5 of the Agreement by counsel to the Parent, the Borrower and its Subsidiaries. Capitalized terms used in the Opinions and which are not otherwise defined therein shall have the respective meanings ascribed thereto in the Agreement.

          1. Each of the Parent and each Significant Subsidiary has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its incorporation or formation, has all requisite power and authority to own its Property and to carry on its business as now conducted, and is in good standing and authorized to do business in each jurisdiction in which the nature of the business conducted therein or the Property owned by it therein makes such qualification necessary, except where such failure to qualify would not reasonably be expected to have a Material Adverse Effect.

          2. Each of the Parent and each Significant Subsidiary has full legal power and authority to own its Property, conduct its business and enter into, execute, deliver and perform the terms of the Loan Documents to which it is a party all of which have been duly authorized by all proper and necessary corporate, partnership or other applicable action and are in full compliance with its Organizational Documents. The Parent and each Significant Subsidiary has duly executed and delivered each Loan Document to which it is a party.

          3. The Loan Documents (other than the Notes) constitute, and the Notes, when issued and delivered pursuant to the Agreement for value received, will constitute, the valid and legally binding obligations of the Parent and the Borrower, in each case to the extent it is a party thereto, enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

          4. To the best of our knowledge, except as set forth on Schedule 4.4 to the Agreement, there are no actions, suits or proceedings at law or in equity or by or before any Governmental Authority (whether purportedly on behalf of the Parent or any of its Subsidiaries) pending or threatened against the Parent or any of its Subsidiaries or maintained by the Parent or any of its Subsidiaries or which may affect the Property of the Parent or any of its Subsidiaries or any of their respective Properties or rights, which would reasonably be expected to have a Material Adverse Effect.

          5. To the best of our knowledge, neither the Parent nor any of its Subsidiaries is in default under any judgment, order, writ, injunction, decree or decision of any Governmental Authority or any mortgage, indenture, contract or agreement to which it is a party or by which it or any of its Property is bound, the effect of which default would reasonably be expected to have a Material Adverse Effect. To the best of our knowledge, the execution, delivery and performance of the terms of the Loan Documents will not constitute a default under or result in a breach of or require the mandatory repayment of or other acceleration of payment under or pursuant to the terms of, any such mortgage, indenture, contract or agreement.

          6. The Parent and each of its Subsidiaries is complying with all laws, regulations, rules and orders of all Governmental Authorities, except to the extent a violation thereof would not reasonably be expected to have a Material Adverse Effect.

          7. Neither the Parent nor any of its Subsidiaries nor any Person controlled by, controlling, or under common control with, the Parent or any of its Subsidiaries, is subject to regulation under the Public Utility Holding Company Act of 1935, as amended, the Federal Power Act, as amended, or the Investment Company Act of 1940, as amended. Neither the Parent nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. No part of the proceeds of any Loan, nor any Letter of Credit, will be used, directly or indirectly, for a purpose which violates any law, rule or regulation of any Governmental Authority, including, without limitation, the provisions of Regulations G, T, U or X of the Board of

Governors of the Federal Reserve System, as amended. After giving effect to the making of each Loan, Margin Stock will constitute less than 25% of the assets (as determined by any reasonable method) of the Parent and its Subsidiaries.

          8. To the best of our knowledge, no indenture, certificate of designation for preferred stock, agreement or instrument to which the Parent or any of its Subsidiaries is a party (other than this Agreement), prohibits or limits in any way, directly or indirectly the ability of any Subsidiary of the Parent to make Restricted Payments, or to make loans or advances or repay any such loans or advances to the Parent or to any other Subsidiary of the Parent.

                               KOHL'S EXHIBIT G

                      FORM OF OPINION OF SPECIAL COUNSEL
                      ----------------------------------


                                                            June 13, 1997

The Bank of New York, as
Administrative Agent, the
Swing Line Lender and the Lenders
from time to time under the
Credit Agreement referred to below

Ladies and Gentlemen:

     We have acted as Special Counsel to the Administrative Agent in connection with the Credit Agreement, dated as of June 13, 1997, by and among Kohl's Corporation (the "Parent"), Kohl's Department Stores, Inc. (the "Borrower"), the
                  ------                                         --------
Lenders party thereto and The Bank of New York, as Administrative Agent (the "Agreement"). Capitalized terms used herein that are defined in the Agreement
 ---------
shall have the meanings therein defined.

     We have examined originals or copies certified to our satisfaction of the documents required to be delivered pursuant to the provisions of Sections 5 and 6 of the Agreement. In conducting such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to originals of all documents submitted to us as copies.

     Based upon the foregoing examination, and relying with your permission upon
(i) the opinion of Godfrey & Kahn, counsel to the Parent, the Borrower and its Subsidiaries, and the opinion of Sigrid E. Dynek, Esq., General Counsel of the Parent and the Borrower, and all of the assumptions, qualifications and other limitations contained in such opinions, and (ii) the representations and warranties of the Administrative Agent, we are of the opinion that all legal preconditions to the making of the Loans on the first Borrowing Date have been satisfactorily met or waived.

     This opinion is rendered solely for your benefit in connection with the transactions referred to herein and may not be relied upon by any other Person.

     We express no opinion as to laws other than the laws of the State of New York and the federal laws of the United States of America.


                                                            Very truly yours,



                                                            Emmet, Marvin &
Martin, LLP

                               KOHL'S EXHIBIT H

                  FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT
                  -------------------------------------------


     Assignment and Acceptance Agreement (as the same may be amended, supplemented or otherwise modified from time to time, this "Assignment and
                                                            --------------
Acceptance Agreement"), dated as of _____________, by and between [NAME OF
--------------------
ASSIGNOR], a Lender under the Agreement referred to below (the "Assignor"), and
                                                                --------
[NAME OF ASSIGNEE] (the "Assignee").
                         --------


                                R E C I T A L S
                                - - - - - - - -

     A. Reference is made to the Credit Agreement, dated as of June 13, 1997, among Kohl's Corporation, Kohl's Department Stores, Inc. (the "Borrower"), the
                                                               --------
Lenders party thereto, the Syndication Agent, the Swing Line Lender and The Bank of New York, as Administrative Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "Agreement"). Capitalized terms
                                              ---------
used herein that are defined in the Agreement shall have the meanings therein defined.

     B. Pursuant to the Agreement and subject to the limitations set forth therein (i) the Lenders agreed to make Revolving Credit Loans, (ii) the Issuing Banks agreed to issue Letters of Credit and each Lender agreed to participate in such Letters of Credit issued by the Issuing Banks, (iii) the Swing Line Lender agreed to make Swing Line Loans and each Lender agreed to purchase a participation therein and (iv) each Lender may, in its sole discretion and upon the Borrower's request, make Competitive Bid Loans to the Borrower from time to time (the "Competitive Bid Loans" and, together with the Revolving Credit Loans,
           ---------------------
the "Loans").
     -----

     C. The Assignor's Revolving Credit Commitment Amount (without giving effect to the assignment effected hereby or to other assignments thereof which have not yet become effective) is specified in Item 1 of Schedule 1 hereto. The outstanding principal amount of the Assignor's Loans (without giving effect to the assignment effected hereby or to other assignments thereof which have not yet become effective) is specified in Item 2 of Schedule 1 hereto.

     D. The Assignor wishes to sell and assign to the Assignee, and the Assignee wishes to purchase and assume from the Assignor, (i) the portion of the Assignor's rights and obligations under the Agreement, including its Revolving Credit Commitment Amount specified in Item 3 of Schedule 1 hereto (the "Assigned
                                                                        --------
Commitment"), and (ii) the portion of the Assignor's Loans specified in Item 4
----------
of Schedule 1 hereto (the "Assigned Loans").
                           --------------

     The parties agree as follows:

     2.   Assignment
          ----------

          Subject to the terms and conditions set forth herein and in the Agreement, the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, without recourse, on the date hereof, (i) all right, title and interest of the Assignor in and to the Assigned Loans and (ii) all obligations of the Assignor under the Loan Documents with respect to the Assigned Commitment. As full consideration for the sale of the Assigned Loans and the Assigned Commitment, the Assignee shall pay to the Assignor on the date hereof the principal amount of the Assigned Loans (the "Purchase Price")[, AND THE ASSIGNOR SHALL PAY TO THE ASSIGNEE ON THE DATE
 --------------
HEREOF THE FEE SPECIFIED IN ITEM 5 OF SCHEDULE 1 HERETO].

     3.   Representations and Warranties
          ------------------------------

          (a) Each of the Assignor and the Assignee represents and warrants to the other that (i) it has full power and legal right to execute and deliver this Assignment and Acceptance Agreement and to perform the provisions of this Assignment and Acceptance Agreement; (ii) the execution, delivery and performance of this Assignment and Acceptance Agreement have been authorized by all action, corporate or otherwise, and do not violate any provisions of its organizational documents or any contractual obligations or requirement of law binding on it; and (iii) this Assignment and Acceptance Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms. The Assignor further represents that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim created by the Assignor.

          (b) The Assignee represents and warrants to the Assignor (i) it is an "accredited investor" within the meaning of Regulation D of the Securities and Exchange Commission, as amended, [AND] (ii) it has, independently and without reliance upon the Assignor, and based on such documents and information as it has deemed appropriate, made its own evaluation of, and investigation into, the business, operations, Property, financial and other condition and creditworthiness of the Borrower and its Subsidiaries and made its own decision to enter into this Agreement[, AND (III) IT IS A LENDER OR AN AFFILIATE OF A LENDER].

     4.   Effect of Assignment.
          --------------------

          (a) Upon the date hereof, (i) the Administrative Agent shall record the assignment contemplated hereby, (ii) the Assignee shall be a Lender, and
(iii) the Assignor, to the extent of the assignment provided for herein, shall be released from its obligations under the Loan Documents.

          (b) The Assignee hereby appoints and authorizes the Administrative Agent to take such action, on and after the date hereof, as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto.

          (c) From and after the date hereof, the Administrative Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. The Assignor and the Assignee shall make all appropriate adjustments with respect to amounts under the Loan Documents which accrued prior to the date hereof and which were paid thereafter, directly between themselves.

     5.   Method of Payment
          -----------------

          All payments to be made either to the Assignor or the Assignee by the other hereunder shall be made by wire transfer in immediately available funds to the account designated the Assignor or the Assignee, as the case may be.

     6.   Notices
          -------

          All notices, requests and demands to or upon the Assignee in connection with this Assignment and Acceptance Agreement and the Loan Documents are to be sent or delivered to the place set forth adjacent to its name on the signature page(s) hereof.

     7.   Miscellaneous
          -------------

          (a) For purposes of this Assignment and Acceptance Agreement, all calculations and determinations with respect to the Assigned Loans, the Assigned Commitment, and all other similar calculations and determinations, shall be made and shall be deemed to be made as of the commencement of business on the date of such calculation or determination, as the case may be.

          (b) Section headings have been inserted herein for convenience only and shall not be construed to be a part hereof.

          (c) This Assignment and Acceptance Agreement embodies the entire agreement and understanding between the Assignor, the Assignee, the Borrower, the Administrative Agent, the Issuing Banks and the Swing Line Lender with respect to the subject matter hereof and supersedes all other prior arrangements and understandings between the Assignor and the Assignee with respect to the subject matter hereof.

          (d) This Assignment and Acceptance Agreement may be executed in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same agreement. It shall not be necessary in making proof of this Assignment and Acceptance Agreement to produce or account for more than one counterpart signed by the party to be charged.

          (e) Every provision of this Assignment and Acceptance Agreement is intended to be severable, and if any term or provision hereof shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions hereof shall not be affected or impaired thereby, and any invalidity, illegality or unenforceability in any jurisdiction shall not affect the validity, legality or enforceability of any such term or provision in any other jurisdiction.

          (f) This Assignment and Acceptance Agreement shall be binding upon and inure to the benefit of the Assignor and the Assignee and their respective successors and permitted assigns, except that neither party may assign or transfer any of its rights or obligations hereunder (i) without the prior written consent of the other party, and (ii) in contravention of the Credit Agreement.

          (g) This Assignment and Acceptance Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York without regard to principles of conflicts of law.

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                        [NAME OF ASSIGNOR], as Assignor


                                        By:___________________________
                                        Name:_________________________
                                        Title:________________________


Address for notices:                                   [NAME          OF
ASSIGNEE], as Assignee


______________________________          By:___________________________
______________________________          Name:_________________________
______________________________          Title:________________________
Attention:       __________________

Telephone:  (___) ___-____
Facsimile:   (___) ___-____


[CONSENTED TO:


THE BANK OF NEW YORK, AS AN ISSUING BANK,
 SWING LINE LENDER AND ADMINISTRATIVE AGENT


BY:________________________________
NAME:______________________________
TITLE:______________________________________


KOHL'S DEPARTMENT STORES, INC.


BY:________________________________
NAME:______________________________
TITLE:______________________________________

[ISSUING BANKS]/1/


BY:________________________________
NAME:______________________________
TITLE:______________________________________]/2/

__________________
     Include the names of any other Issuing Banks
/1/ Such consents shall be required when assigning to any Person other than another Lender or an Affiliate of any Lender.

/2/ Without giving effect to the assignment contemplated hereby or to other assignments which have not yet become effective.

                                  SCHEDULE 1

                                      TO

                     ASSIGNMENT AND ACCEPTANCE AGREEMENT,
                          dated as of _____ __, 199_,
                    between [NAME OF ASSIGNOR], as Assignor
                                      and
                       [NAME OF ASSIGNEE], as Assignee,
                                relating to the
                 Credit Agreement, dated as of June 13, 1997,
                                 by and among
                              Kohl's Corporation
                        Kohl's Department Stores, Inc.,
                          the Lenders party thereto,
                            the Syndication Agent,
                             the Swing Line Lender
                                      and
                 The Bank of New York, as Administrative Agent

Item 1.   Assignor's Revolving Credit Commitment Amount/3/
                                                                 $___________

Item 2.   Outstanding principal balance of the Assignor's Loans:/1/

          (a)  Revolving Credit Loans consisting of:

                    ABR Advances                                 $___________
                    Eurodollar Advances                          $___________

          (b)  Competitive Bid Loans:

               (i)  Amount:                                      $___________
                    Last day of Competitive
                    Interest Period:                             ______, ____

                    Competitive Bid Rate:                        ___________%

               (ii) Amount:                                      $___________
                    Last day of Competitive
                    Interest Period:                             ______, ____

                    Competitive Bid Rate:                        ___________%

Item 3.   Assigned Revolving Credit Commitment
          Amount                                                 $___________

Item 4.   Outstanding principal balance of the Assigned Loans:

          (a)  Revolving Credit Loans consisting of:

               ABR Advances                                      $___________
               Eurodollar Advances                               $___________

          (b)  Competitive Bid Loans:

               (i)  Amount:                                      $___________
                    Last day of Competitive
                    Interest Period:                             ______, ____

                    Competitive Bid Rate:                        ___________%

               (ii) Amount:                                      $___________
                    Last day of Competitive
                    Interest Period:                             ______, ____

                    Competitive Bid Rate:                        ___________%

[ITEM 5.  AMOUNT OF FEE PAYABLE TO ASSIGNEE                      $___________]

                               KOHL'S EXHIBIT I

                        FORM OF COMPETITIVE BID REQUEST
                        -------------------------------


                                              [Date]


The Bank of New York, as
     Administrative Agent
One Wall Street
New York, New York 10286
Attention: Carolyn Surles,
______________ Agency Function Administration

The Bank of New York, as
     Administrative Agent
One Wall Street
New York, New York 10286
Attention: Michael V. Flannery,
______________ Vice President

     Reference is made to the Credit Agreement, dated as of June 13, 1997 , among Kohl's Corporation, Kohl's Department Stores, Inc. (the "Borrower"), the
                                                                --------
Lenders party thereto, the Syndication Agent, the Swing Line Lender and The Bank of New York, as Administrative Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "Agreement"). Capitalized terms
                                              ---------
used herein that are defined in the Agreement shall have the meanings therein defined.

     1. Pursuant to Section 2.6 of the Agreement, the Borrower hereby gives notice of the Borrower's request to borrow Competitive Bid Loans in the aggregate sum of $____________ on ____________, which borrowing shall consist of the following Competitive Interest Periods and amounts corresponding thereto:

     Competitive
     Interest Period               Amount
     ---------------               ---------
     _____ days                    $___________

     _____ days                    $___________

     _____ days                    $___________

     2. The Borrower hereby certifies that on the date hereof and on the Borrowing Date set forth above, and after giving effect to the Competitive Bid Loans requested hereby (i) there exists and shall exist no Default or Event of Default, (ii) each of the representations and warranties contained in each Loan Document is and shall be true and correct, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct at such earlier date, and (iii) each of the Parent and the Borrower is and shall be in compliance with all of the terms, covenants and conditions of each Loan Document to which it is a party.

     IN WITNESS WHEREOF, the Borrower has caused this Competitive Bid Request to be duly executed as of the date and year first written above.


                              KOHL'S DEPARTMENT STORES, INC.



                              By:___________________________
                              Name:_________________________
                              Title:________________________

                               KOHL'S EXHIBIT J

                           FORM OF INVITATION TO BID
                           -------------------------


                                                 [Date]


To the Lenders under the
Credit Agreement referred to below


     Reference is made to the Credit Agreement, dated as of June 13, 1997 , among Kohl's Corporation, Kohl's Department Stores, Inc. (the "Borrower"), the
                                                                --------
Lenders party thereto, the Syndication Agent, the Swing Line Lender and The Bank of New York, as Administrative Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "Agreement"). Capitalized terms
                                              ---------
used herein that are defined in the Agreement shall have the meanings therein defined.

          Pursuant to a Competitive Bid Request, the Borrower gave notice of its request to borrow Competitive Bid Loans in the aggregate sum of $____________ on ______, which borrowing would consist of the following:

     Competitive
     Interest Period                           Amount
     ---------------                           ---------

     _____ days                               $___________

     _____ days                               $___________

     _____ days                               $___________


     The Lenders are hereby invited to bid, pursuant to the terms and conditions of the Agreement, on such requested Competitive Bid Loans.

                              Very truly yours,

                              THE BANK OF NEW YORK,
                              as Administrative Agent



                              By: ___________________________
                              Name: _________________________
                              Title: ________________________

                               KOHL'S EXHIBIT K
                               ----------------
                            FORM OF COMPETITIVE BID
                            -----------------------


                                                  [Date]


The Bank of New York, as
     Administrative Agent
One Wall Street
New York, New York 10286
Attention: Carolyn Surles,
______________ Agency Function Administration

The Bank of New York, as
     Administrative Agent
One Wall Street
New York, New York 10286
Attention: Michael V. Flannery,
______________ Vice President

     Reference is made to the Credit Agreement, dated as of June 13, 1997 , among Kohl's Corporation, Kohl's Department Stores, Inc. (the "Borrower"), the
                                                                --------
Lenders party thereto, the Syndication Agent, the Swing Line Lender and The Bank of New York, as Administrative Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "Agreement"). Capitalized terms
                                              ---------
used herein that are defined in the Agreement shall have the meanings therein defined.

     In response to a Competitive Bid Request, the undersigned Lender hereby offers to make Competitive Bid Loans in the aggregate sum of $____________ on ____________, which borrowing shall consist of the following Competitive Interest Periods and the amounts and Competitive Bid Rates corresponding thereto:


Competitive
Interest Period                  Amount           Bid Rate
-----------------             ------------        ---------

_____ days                    $___________        __.__%

_____ days                    $___________        __.__%

_____ days                    $___________        __.__%

                              Very truly yours,

                              [LENDER]


                              By: _________________________
                              Name: _______________________
                              Title: ______________________

                               KOHL'S EXHIBIT L

                 FORM OF COMPETITIVE BID ACCEPT/REJECT LETTER
                 --------------------------------------------


                                                [Date]


The Bank of New York, as
     Administrative Agent
One Wall Street
New York, New York 10286
Attention: Carolyn Surles,
______________ Agency Function Administration

The Bank of New York, as
     Administrative Agent
One Wall Street
New York, New York 10286
Attention: Michael V. Flannery,
______________ Vice President

     Reference is made to the Credit Agreement, dated as of June 13, 1997 , among Kohl's Corporation, Kohl's Department Stores, Inc. (the "Borrower"), the
                                                                --------
Lenders party thereto, the Syndication Agent, the Swing Line Lender and The Bank of New York, as Administrative Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "Agreement"). Capitalized terms
                                              ---------
used herein that are defined in the Agreement shall have the meanings therein defined.

          1. Pursuant to Section 2.6(d) of the Agreement, the Borrower hereby gives notice of its acceptance of the following Competitive Bids and its rejection of all other Competitive Bids, in each case made pursuant to the Competitive Bid Request, dated __________:
                              Competitive

      Competitive
Lender          Amount        Interest Period              Bid Rate
------          ------        ---------------              --------
_________       $_________    ___ days                     __.__%

_________       $_________    ___ days                     __.__%

_________       $_________    ___ days                     __.__%

     IN WITNESS WHEREOF, the Borrower hereby has caused this Competitive Bid Accept/Reject Letter to be duly executed as of the date and year first written above.

                              KOHL'S DEPARTMENT STORES, INC.



                              By: __________________________
                              Name: ________________________
                              Title: _______________________

                               KOHL'S EXHIBIT M

                 FORM OF REVOLVING CREDIT  INCREASE SUPPLEMENT
                 ---------------------------------------------


   SUPPLEMENT, dated as of ____________, to the Credit Agreement, dated as of June 13, 1997, among Kohl's Corporation, Kohl's Department Stores, Inc. (the "Borrower"), the Lenders party thereto, the Syndication Agent, the Swing Line
---------
Lender and The Bank of New York, as Administrative Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "Agreement").
                                                                    ---------

   Capitalized terms used herein which are not defined herein and which are defined in the Agreement shall have the same meanings as therein defined.

   1.    The Borrower hereby proposes to increase (the "Increase") the Aggregate
                                                        --------
Revolving Credit Commitment Amount from $___________ to $___________.

   2. The following undersigned Lender(s) have been invited by the Borrower, and are ready, willing and able, to increase the amount of their respective Revolving Credit Commitment Amounts as follows:

         Revolving Credit  Commitment
         Amount (after giving effect
         to the Increase)                Name of Lender
         ------------------------------  --------------


   3. The following undersigned Proposed Lender(s) have been invited by the Borrower to, and are ready, willing and able to, become "Lenders" and extend a Revolving Credit Commitment under the Agreement as follows:

         Revolving Credit Commitment
         Amount (after giving effect   Name of
         to the Increase)              Proposed Lender
         ----------------------------  ---------------

   4.    The proposed effective date for the Increase is ____________.

   5. The Borrower hereby represents and warrants to the Administrative Agent, each Issuing Bank, the Swing Line Lender, each Lender and each Proposed Lender as follows:

         (a) immediately before and after giving effect to the Increase no Default or Event of Default shall exist, and

         (b) the Aggregate Revolving Credit Commitment Amount immediately after giving effect to the Increase shall not exceed $400,000,000.

   6. Attached hereto is a revised Exhibit A, after giving effect to the Increase, listing each Lender's Revolving Credit Commitment Amount.

   7. Pursuant to Section 2.4(c) of the Agreement, by execution and delivery of this Supplement, together with the satisfaction of all of the other requirements set forth in Section 2.4(c), each undersigned Lender and Proposed Lender (i) shall have, on and as of the effective date of the Increase, a Revolving Credit Commitment Amount equal to the amount set forth next to its name on the revised Exhibit A attached hereto and (ii) in the event it is a Proposed Lender, shall be, and shall be deemed to be, a "Lender" under, and as such term is defined in, the Agreement and shall have made, and shall be deemed to have made, the representations, warranties and covenants of a Lender contained in the Agreement on and as of the date hereof.



                                             KOHL'S DEPARTMENT STORES, INC.


                                             By: ____________________
                                             Name: __________________
                                             Title: _________________


                                             THE BANK OF NEW YORK, as
                                             Administrative Agent


                                             By:_____________________
                                             Name:___________________
                                             Title:__________________

[EXISTING LENDER INCREASING ITS
REVOLVING CREDIT COMMITMENT AMOUNT]


By: __________________________
Name: ________________________
Title: _________________________________


[PROPOSED LENDER]


By: __________________________
Name: ________________________
Title: _________________________________

Applicable                  Applicable
Lending                     Lending Office
Office for                  for Eurodollar         Address
ABR Advances                Advances               for Notices
--------------              --------------         -----------

______________              ______________         ___________
______________              ______________         ___________

Attention:                  Attention:             Attention:
Telephone:                  Telephone:             Telephone:
Facsimile:                  Facsimile:             Facsimile:

                              KOHL'S SCHEDULE 8.1
                    TO CREDIT AGREEMENT DATED JUNE 13, 1997

                         LIST OF EXISTING INDEBTEDNESS
                         -----------------------------


None

                              KOHL'S SCHEDULE 8.2
                    TO CREDIT AGREEMENT DATED JUNE 13, 1997

                            LIST OF EXISTING LIENS
                            ----------------------

                Debtor                          Creditor                    Store Address
                ------                          --------                    -------------
     Kohl's Department Stores Inc.      GMAC Commercial Mortgage    5700 N. Port Washington Road
                                                                    Glendale, Wisconsin 53217



                              KOHL'S SCHEDULE 8.4
                    TO CREDIT AGREEMENT DATED JUNE 13, 1997

                         LIST OF EXISTING INVESTMENTS
                         ----------------------------



                   Loans to the Following Executive Officers

                                             Balance as of 4/1/97

                   Caryn Blanc                      223,867
                   Kevin Mansell                    476,887
                   R. Lawrence Montgomery           477,525
                   Donald L. Rouse                  231,437

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                             KOHL'S SCHEDULE 11.2
                    TO CREDIT AGREEMENT DATED JUNE 13, 1997

                         LIST OF ADDRESSES FOR NOTICE
                         ----------------------------



1.   The Bank of New York
     One Wall Street
     8th Floor
     New York, New York 10286
     Attention:   Michael V. Flannery
     Telephone:   (212) 635-7885
     Telecopy:    (212) 635-1483

2.   The Fuji Bank, Limited
     225 West Wacker Drive
     Suite 2000
     Chicago, IL  60606
     Attention:   Stephen P. Peca
     Telephone:   (312) 621-9484
      Telecopy:   (312) 621-0539 or
                  (312) 419-3677

3.   Bank One, Wisconsin
     111 East Wisconsin Avenue
     Milwaukee, Wisconsin  53202
     Attention:   Cindy Wavrunek
     Telephone:   (414) 765-2109
     Telecopy:    (414) 765-2176

4.   The First National Bank of Chicago
     One First National Plaza
     Mail Suite 0086
     Chicago, Illinois  60670
     Attention:   John Runger
     Telephone:   (312) 732-7101
     Telecopy:    (312) 732-1117

5.   First Bank National Association
     601 Second Avenue South
     Minneapolis, Minnesota  55480
     Attention:   Mark Olman
     Telephone:   (612) 973-1085


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

     Telecopy:    (612) 973-0825

6.   Comerica Bank
     One Mid America Plaza
     Suite 612ard Avenue MC3279
     Oak Brook Terrace, Illinois 60181
     Attention:   Harve C. Light
     Telephone:   (630) 575-2160
     Telecopy:    (630) 575-2164

7.   Bank of America Illinois
     Mail Code 915
     231 South LaSalle Street
     Chicago, Illinois  60697
     Attention:   Margaret Claggett
     Telephone:   (312) 828-1549
     Telecopy:    (312) 987-1276

8.   CoreStates Bank, N.A.
     1345 Chestnut Street
     FC 1-8-8-14
     Philadelphia, Pennsylvania 19101
     Attention:   Rodger Levenson
     Telephone:   (215) 973-3843
     Telecopy:    (215) 973-7671

9.   First Union National Bank
     301 South Collect Street
     1 First Union Center
     Charlotte, North Carolina 28288-0745
     Attention:   Kevin Shea
     Telephone:   (704) 383-6734
     Telecopy:    (704) 374-2802

10.  Firstar Bank Milwaukee, N.A.
     777 East Wisconsin Avenue
     Milwaukee, Wisconsin  53202
     Attention:   James Spredemann
     Telephone:   (414) 765-6626
     Telecopy:    (414) 765-5367

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